UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05957
                                                     ---------------------

                      Nuveen Municipal Advantage Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT        | Nuveen Investments
October 31, 2007     | Municipal Closed-End Funds

Photo of: Small child

                                NUVEEN PERFORMANCE
                                PLUS MUNICIPAL
                                FUND, INC.
                                NPP

                                NUVEEN MUNICIPAL
                                ADVANTAGE FUND, INC.
                                NMA

                                NUVEEN MUNICIPAL
                                MARKET OPPORTUNITY
                                FUND, INC.
                                NMO

                                NUVEEN DIVIDEND
                                ADVANTAGE
                                MUNICIPAL FUND
                                NAD

                                NUVEEN DIVIDEND
                                ADVANTAGE
                                MUNICIPAL FUND 2
                                NXZ

                                NUVEEN DIVIDEND
                                ADVANTAGE
                                MUNICIPAL FUND 3
                                NZF

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)  |           [LOGO]
                                                   NUVEEN
                                                       INVESTMENTS

Photo of: Man working on computer

           Life is complex.
                Nuveen
                  makes things
                e-simple.

--------------------------------------------------------------------------------

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready--no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

--------------------------------------------------------------------------------
www.investordelivery.com                  |    www.nuveen.com/accountaccess
If you receive your Nuveen Fund           |    If you receive your Nuveen Fund
dividends and statements from your        OR   dividends and statements directly
financial advisor or brokerage account.   |    from Nuveen.
                                          |
--------------------------------------------------------------------------------

                                                            [LOGO]
                                                   NUVEEN
                                                       INVESTMENTS

--------------------------------------------------------------------------------
   Chairman's
   LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

photo: Timothy R. Schwertfeger

                   |  Timothy R. Schwertfeger | Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

--------------------------------------------------------------------------------
Portfolio Managers' COMMENTS
--------------------------------------------------------------------------------

Nuveen Investments Municipal Closed-End Funds | NPP, NMA, NMO
                                              | NAD, NXZ, NZF

PORTFOLIO MANAGERS TOM SPALDING AND PAUL BRENNAN DISCUSS U.S. ECONOMIC AND MUNICIPAL MARKET CONDITIONS, KEY INVESTMENT STRATEGIES, AND THE ANNUAL PERFORMANCE OF THESE SIX FUNDS. A 31-YEAR VETERAN OF NUVEEN, TOM HAS MANAGED NXZ SINCE ITS INCEPTION IN 2001 AND NPP, NMA, NMO, AND NAD SINCE 2003. WITH 18 YEARS OF INDUSTRY EXPERIENCE, INCLUDING 16 YEARS AT NUVEEN, PAUL ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NZF IN 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2007?

Between November 1, 2006, and October 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped 14 basis points to end the reporting period at 4.47%. In the municipal bond market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal bond interest rates, fell to 4.67% at the end of October 2007, a decline of 11 basis points from the end of October 2006. The numbers, however, do not give a true indication of the events of the summer of 2007, when developments in the credit markets led to increased volatility, tightening liquidity and a flight to quality. This was particularly evident in August, when market concerns about defaults on subprime mortgages resulted in a liquidity crisis across all fixed income asset classes. (NONE OF THESE FUNDS HAD EXPOSURE TO THE COLLATERALIZED DEBT PRODUCTS THAT WERE AT THE CENTER OF THIS LIQUIDITY CRISIS.)


Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

After fourteen months of remaining on the sidelines, the Federal Reserve responded to credit market volatility by cutting the fed funds rate by 50 basis points--from 5.25% to 4.75%--in September 2007 and another 25 basis points--to 4.50%--in October 2007. A corresponding decline in short-term municipal bond interest rates, coupled with a jump in longer-term municipal bonds interest rates, produced a steepening of the yield curve late in the reporting period. For the annual period, bonds with longer maturities generally underperformed shorter maturity bonds. In addition, as the markets repriced risk, higher quality bonds generally outperformed lower quality credits.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, expanded at below-trend levels of 2.1% in the fourth quarter of 2006 and 0.6% in the first quarter of 2007 before rebounding sharply to 3.8% in the second quarter of 2007 (all GDP numbers are annualized). In the third quarter of 2007, increases in consumer spending, business investment, and exports helped GDP growth climb to 4.9%, overcoming a 20% decline in residential investment. Driven largely by higher energy and food prices, the Consumer Price Index (CPI) registered a 3.5% year-over-year gain as of October 2007. The labor market continued to be tight, with a national unemployment rate of 4.7% in October 2007, up from 4.4% in October 2006. October 2007 marked the 50th consecutive month of employment growth, the longest string in U.S. history.

Over the twelve months ended October 2007, municipal bond issuance nationwide totaled $487.9 billion, an increase of 27% from the previous twelve months. One factor in this increased volume was an increase in advance refundings,(1) driven by attractive borrowing rates for issuers during the earlier part of this period. For the majority of the period, the strength and diversity of demand for municipal bonds were as important as supply, as the surge in issuance was absorbed by a broad-based universe of traditional and nontraditional buyers, including retail investors, property and casualty insurance companies, hedge funds and arbitragers and overseas investors.


(1) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

With the substantial increase in municipal issuance nationwide during this reporting period, our investment strategies continued to focus on finding opportunities in undervalued sectors and individual securities with the potential to add value to the Funds. The majority of our purchases were bonds at the longer end of the yield curve (i.e., bonds with at least 20 years to maturity). These purchases helped to offset the shortening of the Funds' portfolio durations due to bond calls and the natural tendency of bond durations to shorten as time passes. In addition, as the yield curve steepened, bonds at this end of the curve generally offered some incremental yield to support the Funds' dividends.

Given the market events over the past twelve months, the Funds generally placed greater priority on higher quality bonds through most of this period. During the late summer of 2007, we also took advantage of opportunities to add a few lower-quality credits. For example, all of the Funds except NXZ participated in the $5.5 billion Ohio Buckeye Tobacco Settlement Financing Authority offering, the largest tobacco settlement financing deal ever issued. Tobacco bonds in general were being offered at attractive spreads compared with the national norm, and NZF also purchased some additional tobacco credits from other issuers in order to bring the Fund's tobacco bond exposure closer to the market average.

During this period, a number of uninsured health care credits--mostly rated AA--came to market at very attractive prices. As credit spreads widened and lower-quality credits began to underperform the market, we believed that these AA rated hospital credits offered a good alternative to lower-rated bonds and provided us with an opportunity to add both quality and attractive yields that we believed would help to support the Funds' income streams.

To generate cash for purchases, we generally sold bonds that were nearing their redemption dates, particularly some of the Funds' pre-refunded holdings. The proceeds from these sales, as well as called bond proceeds, were reinvested out longer on the yield curve, which helped to maintain the Funds' durations within our preferred strategic range and improve the Funds' overall call protection profile.

In the municipal bond interest rate environment over the twelve-month period, we also continued to emphasize a disciplined approach to duration(2) management and yield curve positioning. As part of our duration management strategies we used inverse floating rate securities,(3) a type of derivative financial instrument, in all six of these Funds. These inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing their income-generation capabilities. In addition, NZF used forward interest rate swaps and futures contracts, two other types of derivative financial instruments. The goal of this strategy was to help us manage net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 10/31/07

                          1-YEAR      5-YEAR      10-YEAR
NPP                       1.53%       5.79%        6.10%
NMA                       1.06%       6.14%        6.22%
NMO                       1.20%       6.29%        5.58%
NAD                       1.10%       6.24%         NA
NXZ                       2.76%       7.53%         NA
NZF                       2.31%       6.94%         NA

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX(4)             2.91%       4.46%        5.29%

LIPPER GENERAL
LEVERAGED
MUNICIPAL DEBT
FUNDS AVERAGE(5)          0.70%       6.31%        5.76%

* Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

(4) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

(5) The Lipper General Leveraged Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 54 funds; 5 years, 52 funds; and 10 years, 38 funds. Fund and Lipper returns assume reinvestment of dividends.

For the twelve months ended October 31, 2007, the total return on NAV for all six Funds was less than the return on the Lehman Brothers Municipal Bond Index. All six Funds exceeded the Lipper General Leveraged Municipal Debt Funds Average for this period.

One of the key factors in the performance of these Funds relative to that of the unleveraged Lehman Brothers Municipal Bond Index over this period was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the increases in yields on longer municipal bonds, the impact of valuation changes in these bonds was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds over the long term. This is demonstrated by the longer-term return performances--both in absolute terms and relative to the Lehman Brothers Municipal Bond Index--of these Funds.

Other factors that influenced the Funds' returns included yield curve positioning and duration management, the use of derivatives, credit exposure and sector allocations.

During this twelve-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and eight years, especially those maturing in approximately three years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. Varying levels of exposure to the longer part of the yield curve, accounted for much of the performance differential among these six Funds.

Because they effectively increased exposure to longer maturity bonds during a period when shorter maturities were in favor in the market, the inverse floaters in place in these six Funds had a negative impact on their returns for the period. At the same time, however, the inverse floaters benefited these Funds by helping to support their income streams. We believe that, over time, these derivative financial instruments will work to the advantage of the Funds.

While yield curve and duration positioning played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over this period. As the markets repriced risk, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of October 31, 2007, allocations of bonds rated BBB or lower and non-rated bonds accounted for approximately 8% of NMO's portfolio, 11% of NPP, 13% of NAD, 16% of NXZ and NZF, and 18% of NMA. In NXZ, however, some of the negative impact of this credit exposure was offset by the fact that many of the Fund's holdings of lower-rated credits had shorter durations, and bonds with shorter durations tended to perform well. At the same time, the Funds' weightings in bonds rated AAA and AA were generally positive for performance during this twelve-month period.

Bonds backed by the 1998 master tobacco settlement agreement also performed poorly, due to the overall lower credit quality of the tobacco sector as well as the ample supply of these bonds in the marketplace. As of October 31, 2007, these bonds comprised approximately 3% to 6% of the portfolios of these six Funds, with NMA and NAD having the heaviest weightings.

Sectors of the market that performed well included transportation credits, special tax-backed issues, and water and sewer bonds. Pre-refunded bonds, especially those that were advance refunded before longer municipal interest rates began to rise in mid-2007, also performed well.

--------------------------------------------------------------------------------
Dividend and Share Price
                   INFORMATION
--------------------------------------------------------------------------------

As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced due to short-term interest rates that remained relatively high during most of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in one monthly dividend reduction in NXZ, two in NPP, NMA, NMO and NAD, and three in NZF over the twelve-month period ended October 31, 2007.

Due to normal portfolio activity, common shareholders of the following Funds also received capital gains and/or net ordinary income distributions at the end of December 2006 as follows:

                                             Short-Term Capital Gains
               Long-Term Capital Gains         and/or Ordinary Income
                           (per share)                    (per share)
NPP                            $0.0461                       $ 0.0008
NMO                                 --                       $ 0.0014
NAD                                 --                       $ 0.0024
NZF                            $0.0198                             --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, NMA and NXZ had a positive UNII balance for both financial statement and tax purposes. NPP, NMO, NAD, and NZF had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

As of October 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                               10/31/07                       Twelve Month
                               Discount           Average Premium/Discount

NPP                             -10.71%                             -4.92%
NMA                              -8.22%                             -0.34%
NMO                              -8.77%                             -3.34%
NAD                              -8.52%                             -1.81%
NXZ                              -0.45%                             +3.67%
NZF                              -7.85%                             +0.54%

NPP             | Nuveen Performance
PERFORMANCE     | Plus Municipal
OVERVIEW        | Fund, Inc.
                        as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

         AAA/U.S. Guaranteed               76%
         AA                                 7%
         A                                  6%
         BBB                                8%
         BB or Lower                        1%
         N/R                                2%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.064  0.064   0.064   0.064   0.064   0.064   0.064   0.060   0.060   0.060   0.060   0.057
 Nov    Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/06                              15.14
                                      15.17
                                      15.18
                                      15.07
                                      15.13
                                      15.18
                                      15.11
                                      14.91
                                      14.78
                                      15.19
                                      15.06
                                      15.01
                                      15.03
                                      15.07
                                      15.16
                                      15.30
                                      15.15
                                      15.12
                                      15.24
                                      15.23
                                      15.19
                                      15.18
                                      15.16
                                      15.13
                                      15.10
                                      15.12
                                      15.15
                                      15.23
                                      15.27
                                      15.26
                                      15.21
                                      15.14
                                      14.67
                                      14.32
                                      14.17
                                      14.21
                                      14.21
                                      14.02
                                      13.92
                                      14.00
                                      14.11
                                      13.90
                                      13.82
                                      13.78
                                      13.98
                                      14.46
                                      14.01
                                      13.91
                                      13.99
                                      13.88
                                      13.63
                                      13.59
                                      13.50
10/31/07                              13.59

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.59
--------------------------------------------------------------------------------
Common Share Net Asset Value                           $15.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                              -10.71%
--------------------------------------------------------------------------------
Market Yield                                             5.08%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.06%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $912,066
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   14.41
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                  -4.97%           1.53%
--------------------------------------------------------------------------------
5-Year                                   5.33%           5.79%
--------------------------------------------------------------------------------
10-Year                                  5.42%           6.10%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                 15.1%
--------------------------------------------------------------------------------
California                                               10.3%
--------------------------------------------------------------------------------
New York                                                  6.9%
--------------------------------------------------------------------------------
New Jersey                                                5.2%
--------------------------------------------------------------------------------
Indiana                                                   4.5%
--------------------------------------------------------------------------------
Texas                                                     4.5%
--------------------------------------------------------------------------------
Michigan                                                  4.3%
--------------------------------------------------------------------------------
Florida                                                   4.2%
--------------------------------------------------------------------------------
Colorado                                                  3.9%
--------------------------------------------------------------------------------
Massachusetts                                             3.9%
--------------------------------------------------------------------------------
Ohio                                                      3.6%
--------------------------------------------------------------------------------
Washington                                                3.3%
--------------------------------------------------------------------------------
South Carolina                                            2.8%
--------------------------------------------------------------------------------
Nevada                                                    2.5%
--------------------------------------------------------------------------------
Pennsylvania                                              2.2%
--------------------------------------------------------------------------------
Georgia                                                   2.1%
--------------------------------------------------------------------------------
Utah                                                      2.1%
--------------------------------------------------------------------------------
Minnesota                                                 1.9%
--------------------------------------------------------------------------------
Louisiana                                                 1.9%
--------------------------------------------------------------------------------
Other                                                    14.8%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          27.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   15.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                   14.5%
--------------------------------------------------------------------------------
Transportation                                            9.8%
--------------------------------------------------------------------------------
Utilities                                                 9.5%
--------------------------------------------------------------------------------
Health Care                                               8.8%
--------------------------------------------------------------------------------
Other                                                    14.4%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0469 per share.

NMA             | Nuveen Municipal
PERFORMANCE     | Advantage
OVERVIEW        | Fund, Inc.
                        as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.95
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $15.20
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -8.22%
--------------------------------------------------------------------------------
Market Yield                                             5.51%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.65%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $656,806
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   15.59
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.36
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                  -7.08%           1.06%
--------------------------------------------------------------------------------
5-Year                                   5.52%           6.14%
--------------------------------------------------------------------------------
10-Year                                  5.33%           6.22%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                    10.5%
--------------------------------------------------------------------------------
Illinois                                                 10.4%
--------------------------------------------------------------------------------
Washington                                                9.1%
--------------------------------------------------------------------------------
California                                                8.4%
--------------------------------------------------------------------------------
Louisiana                                                 8.3%
--------------------------------------------------------------------------------
New York                                                  8.0%
--------------------------------------------------------------------------------
Colorado                                                  4.9%
--------------------------------------------------------------------------------
Ohio                                                      4.2%
--------------------------------------------------------------------------------
Nevada                                                    3.8%
--------------------------------------------------------------------------------
Tennessee                                                 3.5%
--------------------------------------------------------------------------------
Oklahoma                                                  2.8%
--------------------------------------------------------------------------------
Florida                                                   2.6%
--------------------------------------------------------------------------------
South Carolina                                            2.6%
--------------------------------------------------------------------------------
New Jersey                                                2.3%
--------------------------------------------------------------------------------
Alabama                                                   2.0%
--------------------------------------------------------------------------------
Wisconsin                                                 1.9%
--------------------------------------------------------------------------------
Other                                                    14.7%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          30.6%
--------------------------------------------------------------------------------
Health Care                                              13.5%
--------------------------------------------------------------------------------
Utilities                                                13.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   10.5%
--------------------------------------------------------------------------------
Transportation                                            8.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                    7.2%
--------------------------------------------------------------------------------
Consumer Staples                                          5.1%
--------------------------------------------------------------------------------
Other                                                    11.0%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

         AAA/U.S. Guaranteed               68%
         AA                                 9%
         A                                  5%
         BBB                               13%
         BB or Lower                        5%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]


0.0715  0.0715  0.0715  0.0715  0.0715  0.0715  0.0715  0.0675  0.0675  0.0675  0.0675  0.0640
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/06                           15.88
                                   15.87
                                   15.80
                                   15.80
                                   15.94
                                   16.04
                                   16.03
                                   16.04
                                   15.93
                                   16.36
                                   16.14
                                   16.17
                                   16.29
                                   16.19
                                   16.12
                                   16.21
                                   16.21
                                   16.05
                                   16.16
                                   16.27
                                   16.06
                                   16.10
                                   16.06
                                   16.10
                                   16.00
                                   16.07
                                   16.05
                                   16.21
                                   16.28
                                   16.13
                                   16.05
                                   16.06
                                   15.50
                                   15.07
                                   14.98
                                   14.93
                                   14.80
                                   14.65
                                   14.55
                                   14.74
                                   14.85
                                   14.48
                                   14.01
                                   14.24
                                   14.62
                                   15.12
                                   14.57
                                   14.42
                                   14.48
                                   14.26
                                   13.94
                                   14.10
                                   13.92
10/31/07                           13.95

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMO             | Nuveen Municipal
PERFORMANCE     | Market Opportunity
OVERVIEW        | Fund, Inc.
                        as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

         AAA/U.S. Guaranteed               81%
         AA                                 7%
         A                                  4%
         BBB                                5%
         BB or Lower                        3%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0660  0.0660  0.0660  0.0660  0.0635  0.0635  0.0635  0.0605  0.0605  0.0605  0.0605  0.0605
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/06                          15.03
                                  14.99
                                  15.07
                                  15.09
                                  15.16
                                  15.23
                                  15.19
                                  15.02
                                  15.01
                                  15.29
                                  15.18
                                  15.31
                                  15.33
                                  15.32
                                  15.16
                                  15.17
                                  15.19
                                  15.20
                                  15.21
                                  15.18
                                  15.03
                                  15.01
                                  15.15
                                  15.10
                                  15.02
                                  15.00
                                  14.99
                                  15.13
                                  15.00
                                  15.02
                                  14.88
                                  14.94
                                  14.64
                                  14.13
                                  14.01
                                  14.03
                                  13.91
                                  13.75
                                  13.73
                                  13.61
                                  13.76
                                  13.44
                                  13.21
                                  13.47
                                  13.79
                                  14.09
                                  13.77
                                  13.59
                                  13.79
                                  13.73
                                  13.60
                                  13.47
                                  13.46
10/31/07                          13.53

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.53
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.83
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -8.77%
--------------------------------------------------------------------------------
Market Yield                                             5.37%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.46%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $675,577
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   12.79
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                  -5.00%           1.20%
--------------------------------------------------------------------------------
5-Year                                   5.86%           6.29%
--------------------------------------------------------------------------------
10-Year                                  4.68%           5.58%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                    16.3%
--------------------------------------------------------------------------------
Washington                                               11.1%
--------------------------------------------------------------------------------
Illinois                                                  8.2%
--------------------------------------------------------------------------------
California                                                7.5%
--------------------------------------------------------------------------------
New York                                                  6.4%
--------------------------------------------------------------------------------
Minnesota                                                 4.9%
--------------------------------------------------------------------------------
South Carolina                                            4.7%
--------------------------------------------------------------------------------
New Jersey                                                4.1%
--------------------------------------------------------------------------------
Nevada                                                    3.9%
--------------------------------------------------------------------------------
Colorado                                                  3.6%
--------------------------------------------------------------------------------
Ohio                                                      3.0%
--------------------------------------------------------------------------------
Georgia                                                   2.8%
--------------------------------------------------------------------------------
North Dakota                                              2.7%
--------------------------------------------------------------------------------
Pennsylvania                                              2.4%
--------------------------------------------------------------------------------
Massachusetts                                             2.3%
--------------------------------------------------------------------------------
Puerto Rico                                               1.8%
--------------------------------------------------------------------------------
Other                                                    14.3%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          36.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                   16.8%
--------------------------------------------------------------------------------
Transportation                                           12.6%
--------------------------------------------------------------------------------
Health Care                                               8.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                    7.9%
--------------------------------------------------------------------------------
Utilities                                                 5.7%
--------------------------------------------------------------------------------
Other                                                    12.7%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2006 of $0.0014 per share.

NAD             | Nuveen Dividend
PERFORMANCE     | Advantage
OVERVIEW        | Municipal Fund
                       as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.63
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $14.90
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -8.52%
--------------------------------------------------------------------------------
Market Yield                                             5.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.76%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $585,496
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   15.04
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.53
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                  -5.96%           1.10%
--------------------------------------------------------------------------------
5-Year                                   5.14%           6.24%
--------------------------------------------------------------------------------
Since
Inception                                5.21%           6.82%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                 17.9%
--------------------------------------------------------------------------------
Texas                                                    10.5%
--------------------------------------------------------------------------------
New York                                                  9.6%
--------------------------------------------------------------------------------
Washington                                                7.0%
--------------------------------------------------------------------------------
Florida                                                   6.8%
--------------------------------------------------------------------------------
Wisconsin                                                 5.3%
--------------------------------------------------------------------------------
Louisiana                                                 4.2%
--------------------------------------------------------------------------------
New Jersey                                                3.8%
--------------------------------------------------------------------------------
Indiana                                                   3.6%
--------------------------------------------------------------------------------
Ohio                                                      3.4%
--------------------------------------------------------------------------------
Pennsylvania                                              3.3%
--------------------------------------------------------------------------------
California                                                2.8%
--------------------------------------------------------------------------------
Nevada                                                    2.8%
--------------------------------------------------------------------------------
Michigan                                                  2.3%
--------------------------------------------------------------------------------
Rhode Island                                              2.2%
--------------------------------------------------------------------------------
Other                                                    14.5%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          21.5%
--------------------------------------------------------------------------------
Health Care                                              17.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                   15.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   14.3%
--------------------------------------------------------------------------------
Transportation                                           10.2%
--------------------------------------------------------------------------------
Utilities                                                 5.8%
--------------------------------------------------------------------------------
Consumer Staples                                          5.7%
--------------------------------------------------------------------------------
Other                                                     9.1%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

         AAA/U.S. Guaranteed               69%
         AA                                13%
         A                                  5%
         BBB                                6%
         BB or Lower                        5%
         N/R                                2%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0690  0.0690  0.0690  0.0690  0.0665  0.0665  0.0665  0.0665  0.0665  0.0665  0.0665  0.0635
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/06                          15.32
                                  15.25
                                  15.43
                                  15.34
                                  15.38
                                  15.54
                                  15.52
                                  15.48
                                  15.54
                                  15.72
                                  15.65
                                  15.74
                                  15.73
                                  15.55
                                  15.55
                                  15.43
                                  15.39
                                  15.43
                                  15.44
                                  15.42
                                  15.33
                                  15.22
                                  14.86
                                  14.91
                                  14.89
                                  14.86
                                  15.01
                                  15.29
                                  15.36
                                  15.27
                                  15.16
                                  15.07
                                  14.82
                                  14.81
                                  14.71
                                  14.76
                                  14.60
                                  14.46
                                  14.38
                                  14.27
                                  14.31
                                  14.09
                                  14.23
                                  14.24
                                  14.28
                                  14.54
                                  14.35
                                  14.26
                                  14.30
                                  14.15
                                  13.76
                                  13.73
                                  13.66
10/31/07                          13.63


(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2006 of $0.0024 per share.

NXZ             | Nuveen Dividend
PERFORMANCE     | Advantage
OVERVIEW        | Municipal Fund 2
                      as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

         AAA/U.S. Guaranteed               68%
         AA                                 8%
         A                                  8%
         BBB                                9%
         BB or Lower                        5%
         N/R                                2%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]


0.0765  0.0765  0.0765  0.0765  0.0765  0.0765  0.0765  0.0730  0.0730  0.0730  0.0730  0.0730
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/06                           16.57
                                   16.59
                                   16.85
                                   16.70
                                   16.61
                                   16.70
                                   16.82
                                   16.72
                                   16.68
                                   16.91
                                   16.98
                                   17.30
                                   16.90
                                   17.03
                                   17.05
                                   16.97
                                   16.98
                                   16.86
                                   16.96
                                   16.98
                                   16.86
                                   17.00
                                   17.03
                                   17.01
                                   17.11
                                   17.13
                                   17.01
                                   17.19
                                   17.16
                                   17.06
                                   16.84
                                   16.80
                                   16.12
                                   15.76
                                   15.60
                                   15.81
                                   15.76
                                   15.47
                                   15.54
                                   15.55
                                   15.62
                                   15.26
                                   14.61
                                   14.95
                                   15.30
                                   15.94
                                   15.48
                                   15.32
                                   15.50
                                   15.34
                                   15.35
                                   15.56
                                   15.37
10/31/07                           15.48

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $15.48
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $15.55
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -0.45%
--------------------------------------------------------------------------------
Market Yield                                             5.66%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.86%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $456,992
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   16.25
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               7.19
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                  -0.78%           2.76%
--------------------------------------------------------------------------------
5-Year                                   8.93%           7.53%
--------------------------------------------------------------------------------
Since
Inception                                7.00%           7.77%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                    16.6%
--------------------------------------------------------------------------------
Michigan                                                  9.4%
--------------------------------------------------------------------------------
Illinois                                                  7.8%
--------------------------------------------------------------------------------
New York                                                  6.1%
--------------------------------------------------------------------------------
California                                                5.5%
--------------------------------------------------------------------------------
Nevada                                                    4.9%
--------------------------------------------------------------------------------
Colorado                                                  4.8%
--------------------------------------------------------------------------------
New Mexico                                                3.5%
--------------------------------------------------------------------------------
Washington                                                3.4%
--------------------------------------------------------------------------------
Florida                                                   3.3%
--------------------------------------------------------------------------------
Louisiana                                                 3.3%
--------------------------------------------------------------------------------
Missouri                                                  3.2%
--------------------------------------------------------------------------------
Indiana                                                   3.1%
--------------------------------------------------------------------------------
Alabama                                                   2.9%
--------------------------------------------------------------------------------
Kansas                                                    2.5%
--------------------------------------------------------------------------------
Oregon                                                    2.5%
--------------------------------------------------------------------------------
Pennsylvania                                              2.3%
--------------------------------------------------------------------------------
Other                                                    14.9%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          37.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                   16.7%
--------------------------------------------------------------------------------
Health Care                                              13.7%
--------------------------------------------------------------------------------
Transportation                                           10.9%
--------------------------------------------------------------------------------
Utilities                                                 5.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                    4.2%
--------------------------------------------------------------------------------
Other                                                    11.5%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZF             | Nuveen Dividend
PERFORMANCE     | Advantage
OVERVIEW        | Municipal Fund 3
                       as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                     $13.85
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                        $15.03
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                               -7.85%
--------------------------------------------------------------------------------
Market Yield                                             5.55%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                              7.71%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                 $606,908
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                   16.72
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                               9.48
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                  ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                  -7.72%           2.31%
--------------------------------------------------------------------------------
5-Year                                   7.01%           6.94%
--------------------------------------------------------------------------------
Since
Inception                                5.04%           7.04%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                 12.7%
--------------------------------------------------------------------------------
Texas                                                    11.8%
--------------------------------------------------------------------------------
Washington                                                9.9%
--------------------------------------------------------------------------------
California                                                9.1%
--------------------------------------------------------------------------------
Michigan                                                  6.3%
--------------------------------------------------------------------------------
Iowa                                                      3.9%
--------------------------------------------------------------------------------
Indiana                                                   3.8%
--------------------------------------------------------------------------------
Colorado                                                  3.8%
--------------------------------------------------------------------------------
Wisconsin                                                 2.8%
--------------------------------------------------------------------------------
New York                                                  2.6%
--------------------------------------------------------------------------------
New Jersey                                                2.6%
--------------------------------------------------------------------------------
Louisiana                                                 2.5%
--------------------------------------------------------------------------------
Ohio                                                      2.1%
--------------------------------------------------------------------------------
Kentucky                                                  2.1%
--------------------------------------------------------------------------------
Missouri                                                  1.9%
--------------------------------------------------------------------------------
Oklahoma                                                  1.7%
--------------------------------------------------------------------------------
Maryland                                                  1.7%
--------------------------------------------------------------------------------
Oregon                                                    1.6%
--------------------------------------------------------------------------------
Georgia                                                   1.6%
--------------------------------------------------------------------------------
Florida                                                   1.5%
--------------------------------------------------------------------------------
Other                                                    14.0%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                          23.9%
--------------------------------------------------------------------------------
Transportation                                           15.4%
--------------------------------------------------------------------------------
Health Care                                              14.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                   11.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                    6.0%
--------------------------------------------------------------------------------
Utilities                                                 5.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                         5.0%
--------------------------------------------------------------------------------
Consumer Staples                                          4.2%
--------------------------------------------------------------------------------
Other                                                    13.9%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

         AAA/U.S. Guaranteed               75%
         AA                                 7%
         A                                  2%
         BBB                                7%
         BB or Lower                        2%
         N/R                                7%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]


0.0730  0.0730  0.0730  0.0730  0.0705  0.0705  0.0705  0.0675  0.0675  0.0675  0.0675  0.0640
 Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct


Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

11/01/06                           15.89
                                   15.85
                                   16.02
                                   15.92
                                   15.93
                                   15.98
                                   16.10
                                   15.90
                                   16.07
                                   16.17
                                   16.24
                                   16.03
                                   15.85
                                   15.93
                                   15.95
                                   16.00
                                   15.90
                                   15.93
                                   16.05
                                   16.05
                                   15.95
                                   15.95
                                   15.82
                                   15.92
                                   15.89
                                   15.75
                                   15.81
                                   15.86
                                   15.90
                                   15.82
                                   15.60
                                   15.47
                                   14.96
                                   14.65
                                   14.67
                                   14.88
                                   14.96
                                   14.73
                                   14.66
                                   14.39
                                   14.44
                                   14.26
                                   14.10
                                   14.08
                                   14.45
                                   14.66
                                   14.58
                                   14.25
                                   14.32
                                   14.12
                                   13.95
                                   13.98
                                   13.90
10/31/07                           13.85

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2006 of $0.0198 per share.

NPP     |   Shareholder MEETING REPORT
NMA     |   The annual meeting of shareholders was held on July 31, 2007, at The
NMO     |   Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675;
            at this meeting shareholders were asked to vote on the election of Board Members. Additionally a special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; at this meeting shareholders were asked to vote on a New Investment
            Management Agreement and to ratify the selection of Ernst and Young
            LLP as the Funds' independent registered public accounting firm.


                                     NPP                             NMA                             NMO
---------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                           Common and                      Common and                      Common and
                        MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                        shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                             together        together        together        together        together        together
                            as a class     as a class      as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------
   For                     33,019,803              --      23,118,106              --      23,103,671              --
   Against                  1,343,355              --         988,823              --       1,222,141              --
   Abstain                  1,146,239              --         850,001              --         776,871              --
   Broker Non-Votes         8,837,535              --       6,570,425              --       7,542,509              --
---------------------------------------------------------------------------------------------------------------------
   Total                   44,346,932              --      31,527,355              --      32,645,192              --
=====================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                     51,601,356              --      36,626,204              --      39,604,075              --
   Withhold                   813,223              --         664,659              --         569,288              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
Jack B. Evans
   For                     51,597,653              --      36,624,074              --      39,611,550              --
   Withhold                   816,926              --         666,789              --         561,813              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
William C. Hunter
   For                     51,618,169              --      36,618,268              --      39,609,619              --
   Withhold                   796,410              --         672,595              --         563,744              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
David J. Kundert
   For                     51,598,019              --      36,626,073              --      39,607,073              --
   Withhold                   816,560              --         664,790              --         566,290              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
William J. Schneider
   For                             --          16,813              --          12,754              --          13,320
   Withhold                        --              28              --             260              --              29
---------------------------------------------------------------------------------------------------------------------
   Total                           --          16,841              --          13,014              --          13,349
=====================================================================================================================
Timothy R. Schwertfeger
   For                             --          16,813              --          12,754              --          13,320
   Withhold                        --              28              --             260              --              29
---------------------------------------------------------------------------------------------------------------------
   Total                           --          16,841              --          13,014              --          13,349
=====================================================================================================================
Judith M. Stockdale
   For                     51,611,442              --      36,628,839              --      39,596,146              --
   Withhold                   803,137              --         662,024              --         577,217              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
Carole E. Stone
   For                     51,609,587              --      36,611,626              --      39,591,867              --
   Withhold                   804,992              --         679,237              --         581,496              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
Eugene S. Sunshine (1)
   For                     51,604,995              --      36,617,233              --      39,597,071              --
   Withhold                   809,584              --         673,630              --         576,292              --
---------------------------------------------------------------------------------------------------------------------
   Total                   52,414,579              --      37,290,863              --      40,173,363              --
=====================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                     43,041,554              --      30,707,156              --      31,697,826              --
   Against                    563,486              --         370,457              --         409,367              --
   Abstain                    741,892              --         449,742              --         537,999              --
---------------------------------------------------------------------------------------------------------------------
   Total                   44,346,932              --      31,527,355              --      32,645,192              --
=====================================================================================================================


NXZ     |
NZF     |


                                     NAD                                NXZ                            NZF
---------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                           Common and                      Common and                      Common and
                        MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                        shares voting   shares voting   shares voting   shares voting   shares voting   shares voting
                             together        together        together        together        together        together
                            as a class     as a class      as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------
   For                     21,124,422              --      15,333,938              --      20,309,141              --
   Against                    850,622              --         788,428              --         778,156              --
   Abstain                    703,968              --         528,668              --         740,896              --
   Broker Non-Votes         6,543,436              --       5,002,836              --       7,734,911              --
---------------------------------------------------------------------------------------------------------------------
   Total                   29,222,448              --      21,653,870              --      29,563,104              --
=====================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
Jack B. Evans
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
William C. Hunter
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
David J. Kundert
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
William J. Schneider
   For                             --          10,342              --           7,964              --          11,031
   Withhold                        --              23              --              13              --               4
---------------------------------------------------------------------------------------------------------------------
   Total                           --          10,365              --           7,977              --          11,035
=====================================================================================================================
Timothy R. Schwertfeger
   For                             --          10,342              --           7,964              --          11,031
   Withhold                        --              23              --              13              --               4
---------------------------------------------------------------------------------------------------------------------
   Total                           --          10,365              --           7,977              --          11,035
=====================================================================================================================
Judith M. Stockdale
   For                     36,639,177              --      27,888,280              --      37,724,999              --
   Withhold                   550,094              --         377,207              --         549,225              --
---------------------------------------------------------------------------------------------------------------------
   Total                   37,189,271              --      28,265,487              --      38,274,224              --
=====================================================================================================================
Carole E. Stone
   For                     36,629,724              --      27,888,302              --      37,721,783              --
   Withhold                   559,547              --         377,185              --         552,441              --
---------------------------------------------------------------------------------------------------------------------
   Total                   37,189,271              --      28,265,487              --      38,274,224              --
=====================================================================================================================
Eugene S. Sunshine (1)
   For                             --              --              --              --              --              --
   Withhold                        --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                           --              --              --              --              --              --
=====================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                     28,346,168              --      21,138,179              --      28,871,890              --
   Against                    390,998              --         212,090              --         282,367              --
   Abstain                    485,282              --         303,601              --         408,847              --
---------------------------------------------------------------------------------------------------------------------
   Total                   29,222,448              --      21,653,870              --      29,563,104              --
=====================================================================================================================


(1) Mr. Sunshine resigned from the Funds' Board of Directors/Trustees on July 31, 2007.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 (the "Funds") as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

Chicago, Illinois
December 20, 2007

     |  Nuveen Performance Plus Municipal Fund, Inc.
NPP  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                 Series 1997A:
$      1,435      5.625%, 2/01/22 - FGIC Insured                                     2/08 at 100.50        AAA       $    1,451,459
       1,505      5.375%, 2/01/27 - FGIC Insured                                     2/08 at 100.00        AAA            1,506,656
-----------------------------------------------------------------------------------------------------------------------------------
       2,940    Total Alabama                                                                                             2,958,115
-----------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4% (0.9% OF TOTAL INVESTMENTS)

       1,000    Arizona State Transportation Board, Highway Revenue Bonds,           7/12 at 100.00        AAA            1,073,580
                  Series 2002B, 5.250%, 7/01/22 (Pre-refunded 7/01/12)

                Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                 Airport Revenue Bonds, Series 2002B:
       5,365      5.750%, 7/01/15 - FGIC Insured (Alternative Minimum Tax)           7/12 at 100.00        Aaa            5,777,300
       5,055      5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)           7/12 at 100.00        Aaa            5,445,701
-----------------------------------------------------------------------------------------------------------------------------------
      11,420    Total Arizona                                                                                            12,296,581
-----------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.7% (0.5% OF TOTAL INVESTMENTS)

       5,080    Independence County, Arkansas, Hydroelectric Power Revenue           5/13 at 100.00         A             5,104,486
                  Bonds, Series 2003, 5.350%, 5/01/28 - ACA Insured

       1,000    Washington County, Arkansas, Hospital Revenue Bonds, Washington      2/15 at 100.00        BBB              967,420
                  Regional Medical Center, Series 2005A, 5.000%, 2/01/35
-----------------------------------------------------------------------------------------------------------------------------------
       6,080    Total Arkansas                                                                                            6,071,906
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 15.6% (10.3% OF TOTAL INVESTMENTS)

       3,500    Alameda Corridor Transportation Authority, California,              10/17 at 100.00        AAA            2,936,815
                  Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25
                  - AMBAC Insured

      11,000    Anaheim Public Finance Authority, California, Subordinate Lease        No Opt. Call        AAA            6,221,710
                  Revenue Bonds, Public Improvement Project, Series 1997C,
                  0.000%, 9/01/20 - FSA Insured

                California Department of Water Resources, Power Supply Revenue
                 Bonds, Series 2002A:
       4,000      6.000%, 5/01/15 (Pre-refunded 5/01/12)                             5/12 at 101.00        Aaa            4,458,760
       3,175      5.375%, 5/01/22 (Pre-refunded 5/01/12)                             5/12 at 101.00        Aaa            3,457,035

       3,365    California Health Facilities Financing Authority, Health             3/13 at 100.00         A             3,373,345
                  Facility Revenue Bonds, Adventist Health System/West, Series
                  2003A, 5.000%, 3/01/33

                California Health Facilities Financing Authority, Revenue Bonds,
                  Kaiser Permanante System, Series 2006:
       5,000      5.000%, 4/01/37                                                    4/16 at 100.00        A+             5,004,900
       7,000      5.250%, 4/01/39                                                    4/16 at 100.00        A+             7,130,760

       2,380    California Infrastructure Economic Development Bank, Revenue        10/11 at 101.00        A-             2,414,867
                  Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                  10/01/34

       3,500    California Pollution Control Financing Authority, Revenue            6/17 at 100.00        AAA            3,507,875
                  Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%,
                  12/01/23 - FGIC Insured (Alternative Minimum Tax)

       5,335    California State, Variable Purpose General Obligation Bonds,         6/17 at 100.00        A+             5,559,550
                  Series 2007, Lehman Municipal Trust Receipts FC5, 7.690%,
                  6/01/37 (IF)

       5,300    California, General Obligation Bonds, Series 2004, 5.100%,           2/09 at 100.00      A + (4)          5,411,989
                  2/01/34 (Pre-refunded 2/01/09)

       5,000    California, General Obligation Bonds, Series 2005, 5.000%,           3/16 at 100.00        A+             5,079,700
                  3/01/31

       6,435    California, General Obligation Refunding Bonds, Series 2002,           No Opt. Call        AAA            7,422,837
                  6.000%, 4/01/16 - AMBAC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      5,000    Coast Community College District, Orange County, California,         8/18 at 100.00        AAA       $    3,864,200
                  General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 -
                  FSA Insured

       1,500    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00        BBB            1,319,520
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                  5.125%, 6/01/47

      10,000    Golden State Tobacco Securitization Corporation, California,         6/13 at 100.00        AAA           11,582,800
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                  6/01/39 (Pre-refunded 6/01/13)

       8,000    Golden State Tobacco Securitization Corporation, California,         6/15 at 100.00         A             8,027,200
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  5.000%, 6/01/45

       1,000    Mt. Diablo Hospital District, California, Insured Hospital          12/07 at 100.00        AAA            1,061,770
                  Revenue Bonds, Series 1993A, 5.125%, 12/01/23 - AMBAC
                  Insured (ETM)

      13,450    Ontario Redevelopment Financing Authority, San Bernardino              No Opt. Call        AAA           16,511,758
                  County, California, Revenue Refunding Bonds, Redevelopment
                  Project 1, Series 1995, 7.200%, 8/01/17 - MBIA Insured

      11,270    Palmdale Community Redevelopment Agency, California,                   No Opt. Call        AAA           11,687,328
                  Residential Mortgage Revenue Refunding Bonds, Series 1991A,
                  7.150%, 2/01/10 (ETM)

       2,325    Palmdale Community Redevelopment Agency, California,                   No Opt. Call        AAA            3,019,757
                  Restructured Single Family Mortgage Revenue Bonds, Series
                  1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)

       2,000    San Francisco Airports Commission, California, Revenue Bonds,        5/09 at 101.00        AAA            2,068,300
                  San Francisco International Airport, Second Series 1999,
                  Issue 23B, 5.125%, 5/01/30 (Pre-refunded 5/01/09) -
                  FGIC Insured

       2,000    San Francisco Airports Commission, California, Revenue               5/11 at 100.00        AAA            2,075,460
                  Refunding Bonds, San Francisco International Airport, Second
                  Series 2001, Issue 27B, 5.125%, 5/01/26 - FGIC Insured

       3,000    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA              810,240
                  County, California, Toll Road Revenue Refunding Bonds, Series
                  1997A, 0.000%, 1/15/35 - MBIA Insured

      15,745    Walnut Valley Unified School District, Los Angeles County,           8/11 at 103.00        AAA           18,189,253
                  California, General Obligation Refunding Bonds, Series 1997A,
                  7.200%, 2/01/16 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
     140,280    Total California                                                                                        142,197,729
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.9% (3.9% OF TOTAL INVESTMENTS)

       5,240    Adams 12 Five Star Schools, Adams County, Colorado, General         12/15 at 100.00        AAA            5,501,790
                  Obligation Bonds, Series 2005, 5.000%, 12/15/24 - FSA Insured

       3,000    Colorado Educational and Cultural Facilities Authority, Charter      8/14 at 100.00        AAA            3,127,500
                  School Revenue Bonds, Peak-to-Peak Charter School, Series 2004,
                  5.250%, 8/15/34 - XLCA Insured

       5,860    Colorado Health Facilities Authority, Revenue Refunding Bonds,       9/11 at 100.00      AA (4)           6,212,713
                  Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21
                  (Pre-refunded 9/01/11)

      20,000    Denver Convention Center Hotel Authority, Colorado, Senior          12/13 at 100.00        Aaa           21,533,799
                  Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                  12/01/33 (Pre-refunded 12/01/13) - XLCA Insured

      12,615    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        No Opt. Call        AAA            6,788,510
                  Series 1997B, 0.000%, 9/01/21 - MBIA Insured

      15,700    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        No Opt. Call        AAA            4,741,400
                  Series 2000B, 0.000%, 9/01/32 - MBIA Insured

         755    Jefferson County School District R1, Colorado, General              12/14 at 100.00        AAA              795,279
                  Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured

       4,125    Municipal Subdistrict Northern Colorado Water District, Revenue     12/07 at 101.00        AAA            4,171,406
                  Bonds, Series 1997G, 5.250%, 12/01/15 (Pre-refunded 12/01/07)
                  - AMBAC Insured

       1,330    University of Colorado Hospital Authority, Revenue Bonds,           11/09 at 101.00        Aaa            1,348,514
                  Series 1999A, 5.000%, 11/15/29 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      68,625    Total Colorado                                                                                           54,220,911
-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.8% (1.2% OF TOTAL INVESTMENTS)

       5,745    District of Columbia Tobacco Settlement Corporation, Tobacco         5/11 at 101.00        BBB            5,953,314
                  Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24


     |  Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (continued)

$      5,590    District of Columbia, General Obligation Bonds, Series 1999B,        6/09 at 101.00        AAA       $    5,808,178
                  5.500%, 6/01/13 - FSA Insured

       5,000    Washington Convention Center Authority, District of Columbia,       10/16 at 100.00        AAA            4,870,700
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%,
                  10/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      16,335    Total District of Columbia                                                                               16,632,192
-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 6.4% (4.2% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
       1,545      5.700%, 1/01/32 - FSA Insured (Alternative Minimum Tax)            7/11 at 100.00        AAA            1,557,298
       1,805      5.800%, 1/01/36 - FSA Insured (Alternative Minimum Tax)            7/11 at 100.00        AAA            1,821,119

       5,300    Escambia County Health Facilities Authority, Florida, Revenue          No Opt. Call        AA             5,675,346
                  Bonds, Ascension Health Credit Group, Series 2003A, 5.250%,
                  11/15/14

       2,105    Florida Housing Finance Corporation, Homeowner Mortgage Revenue      1/10 at 100.00        AAA            2,142,322
                  Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA Insured
                  (Alternative Minimum Tax)

      10,050    Florida State Board of Education, Full Faith and Credit Public       6/10 at 101.00        AAA           10,626,368
                  Education Capital Outlay Refunding Bonds, Series 1999D, 5.750%,
                  6/01/22

       7,000    Hillsborough County Aviation Authority, Florida, Revenue Bonds,     10/13 at 100.00        AAA            7,362,530
                  Tampa International Airport, Series 2003A, 5.250%, 10/01/17 -
                  MBIA Insured (Alternative Minimum Tax)

      10,000    JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,         4/15 at 100.00        AAA           10,208,900
                  5.000%, 10/01/41 - FSA Insured

      10,750    Martin County Industrial Development Authority, Florida,            12/07 at 100.00        BB+           10,862,338
                  Industrial Development Revenue Bonds, Indiantown Cogeneration
                  LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

       2,570    Miami-Dade County Housing Finance Authority, Florida,                6/11 at 100.00        AAA            2,631,860
                  Multifamily Mortgage Revenue Bonds, Country Club Villas II
                  Project, Series 2001-1A, 5.850%, 1/01/37 - FSA Insured
                  (Alternative Minimum Tax)

       3,500    Miami-Dade County, Florida, Aviation Revenue Bonds, Miami           10/15 at 100.00        AAA            3,513,475
                  International Airport, Series 2005A, 5.000%, 10/01/37 - XLCA
                  Insured (Alternative Minimum Tax)

       1,700    Miami-Dade County, Florida, Beacon Tradeport Community               5/12 at 102.00        AA             1,759,296
                  Development District, Special Assessment Bonds, Commercial
                  Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
      56,325    Total Florida                                                                                            58,160,852
-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.1% (2.1% OF TOTAL INVESTMENTS)

       4,920    Atlanta, Georgia, Airport General Revenue Refunding Bonds,           1/10 at 101.00        AAA            5,187,107
                  Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) -
                  FGIC Insured

       5,000    Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series           No Opt. Call        AAA            5,491,750
                  1999A, 5.500%, 11/01/22 - FGIC Insured

       2,000    George L. Smith II World Congress Center Authority, Atlanta,         7/10 at 101.00        AAA            2,082,980
                  Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                  Series 2000, 5.500%, 7/01/20 - MBIA Insured (Alternative
                  Minimum Tax)

      15,000    Private Colleges and Universities Authority, Georgia, Revenue       11/09 at 101.00      AA (4)          15,716,100
                  Bonds, Emory University, Series 1999A, 5.500%, 11/01/25
                  (Pre-refunded 11/01/09)
-----------------------------------------------------------------------------------------------------------------------------------
      26,920    Total Georgia                                                                                            28,477,937
-----------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

         510    Idaho Housing and Finance Association, Single Family Mortgage        1/10 at 100.00        Aa3              511,897
                  Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)

         295    Idaho Housing and Finance Association, Single Family Mortgage        7/10 at 100.00        Aa2              300,345
                  Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         805    Total Idaho                                                                                                 812,242
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 22.9% (15.1% OF TOTAL INVESTMENTS)

$     10,000    Chicago Board of Education, Illinois, Unlimited Tax General            No Opt. Call        AAA       $    5,917,200
                  Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                  0.000%, 12/01/19 - FGIC Insured

      10,000    Chicago Board of Education, Illinois, Unlimited Tax General            No Opt. Call        AAA            5,622,400
                  Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                  12/01/20 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, City Colleges,
                Series 1999:
      32,170      0.000%, 1/01/21 - FGIC Insured                                       No Opt. Call        AAA           17,882,338
      32,670      0.000%, 1/01/22 - FGIC Insured                                       No Opt. Call        AAA           17,272,302

       3,000    Chicago, Illinois, General Obligation Bonds, Library Projects,       1/08 at 102.00        AAA            3,070,800
                  Series 1997, 5.750%, 1/01/17 (Pre-refunded 1/01/08) -
                  FGIC Insured

       9,145    Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A,      1/08 at 100.50        AAA            9,248,430
                  5.500%, 1/01/29 - MBIA Insured

       1,665    Chicago, Illinois, Third Lien General Airport Revenue Bonds,         1/16 at 100.00        AAA            1,713,818
                  O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                  FGIC Insured

                DuPage County Forest Preserve District, Illinois, General
                Obligation Bonds, Series 2000:
       8,000      0.000%, 11/01/18                                                     No Opt. Call        AAA            5,000,400
      15,285      0.000%, 11/01/19                                                     No Opt. Call        AAA            9,087,850

       3,530    Illinois Finance Authority, Revenue Bonds, University of             7/17 at 100.00        AA             3,591,210
                  Chicago, Series 2007, Trust 73TP, 7.568%, 7/01/46 (IF)

       4,000    Illinois Health Facilities Authority, FHA-Insured Mortgage           8/13 at 100.00        AAA            4,071,960
                  Revenue Refunding Bonds, Sinai Health System, Series 2003,
                  5.150%, 2/15/37

       1,180    Illinois Health Facilities Authority, Revenue Bonds, Lake            7/12 at 100.00        A-             1,223,542
                  Forest Hospital, Series 2002A, 5.750%, 7/01/29

       3,000    Illinois Health Facilities Authority, Revenue Bonds, Lake            7/13 at 100.00        A-             3,166,650
                  Forest Hospital, Series 2003, 6.000%, 7/01/33

       4,580    Illinois Health Facilities Authority, Revenue Bonds, Midwest         8/10 at 102.00        Aaa            4,844,403
                  Care Center IX Inc., Series 2000, 6.250%, 8/20/35

       2,410    Illinois Health Facilities Authority, Revenue Bonds, Silver          8/09 at 101.00         A             2,480,685
                  Cross Hospital and Medical Centers, Series 1999, 5.250%,
                  8/15/15 (Mandatory put 8/15/08)

       7,250    Kane, Kendall, LaSalle, and Will Counties, Illinois, Community       12/13 at 57.71        AAA            3,096,185
                  College District 516, General Obligation Bonds, Series 2005E,
                  0.000%, 12/15/24 - FGIC Insured

       5,000    Kane, McHenry, Cook and DeKalb Counties Community Unit School       12/11 at 100.00        AAA            5,378,250
                  District 300, Carpentersville, Illinois, General Obligation
                  Bonds, Series 2000, 5.500%, 12/01/19 (Pre-refunded 12/01/11) -
                  MBIA Insured

       3,700    Libertyville, Illinois, Affordable Housing Revenue Bonds,           11/09 at 100.00        Aaa            3,925,589
                  Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
                  (Pre-refunded 11/01/09) (Alternative Minimum Tax)

       6,000    McHenry County Conservation District, Illinois, General              2/11 at 100.00        AAA            6,389,040
                  Obligation Bonds, Series 2001A, 5.625%, 2/01/21 (Pre-refunded
                  2/01/11) - FGIC Insured

       5,000    Metropolitan Pier and Exposition Authority, Illinois, Revenue        6/12 at 101.00        AAA            5,194,250
                  Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%,
                  6/15/42 - MBIA Insured

      10,650    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA           13,818,588
                  Bonds, McCormick Place Hospitality Facility, Series 1996A,
                  7.000%, 7/01/26 (ETM)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       9,400      0.000%, 12/15/18 - MBIA Insured                                      No Opt. Call        AAA            5,849,996
      16,570      0.000%, 12/15/20 - MBIA Insured                                      No Opt. Call        AAA            9,300,410
      23,550      0.000%, 12/15/22 - MBIA Insured                                      No Opt. Call        AAA           11,926,662
      13,000      0.000%, 12/15/24 - MBIA Insured                                      No Opt. Call        AAA            5,937,100

       5,100    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA            5,771,109
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1998A, 5.500%, 12/15/23 - FGIC Insured

       5,180    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA            5,944,309
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1998A, 5.500%, 12/15/23 - FGIC Insured (ETM)


     |  Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$     17,865    Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call        AAA       $   20,797,360
                  McHenry and Will Counties, Illinois, General Obligation Bonds,
                  Series 1999, 5.750%, 6/01/23 - FSA Insured

       6,090    Sherman, Illinois, GNMA Mortgage Revenue Refunding Bonds, Villa     10/09 at 102.00        AAA            6,410,639
                  Vianney, Series 1999A, 6.450%, 10/01/29

      10,000    Will County Community High School District 210 Lincoln-Way,            No Opt. Call        Aaa            5,009,500
                  Illinois, General Obligation Bonds, Series 2006, 0.000%,
                  1/01/23 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
     284,990    Total Illinois                                                                                          208,942,975
-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.8% (4.5% OF TOTAL INVESTMENTS)

       2,465    Danville Multi-School Building Corporation, Indiana, First           7/11 at 100.00        AAA            2,588,620
                  Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 -
                  AMBAC Insured

      14,000    Indiana Health Facility Financing Authority, Hospital Revenue        8/10 at 101.50        AAA           14,935,340
                  Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                  2/15/30 (Pre-refunded 8/15/10) - MBIA Insured

       2,500    Indiana Health Facility Financing Authority, Hospital Revenue          No Opt. Call        AAA            2,850,200
                  Refunding Bonds, Columbus Regional Hospital, Series 1993,
                  7.000%, 8/15/15 - FSA Insured

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Ancilla Systems Inc. Obligated Group, Series 1997:
      15,380      5.250%, 7/01/17 - MBIA Insured (ETM)                               1/08 at 101.00        AAA           15,553,794
       4,320      5.250%, 7/01/22 - MBIA Insured (ETM)                               1/08 at 101.00        AAA            4,368,384
       2,250      5.250%, 7/01/22 - MBIA Insured (ETM)                               1/08 at 101.00        AAA            2,275,200

       2,000    Indiana Health Facility Financing Authority, Revenue Bonds,          5/15 at 100.00        AAA            2,043,260
                  Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35
                  - AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2000:
       1,285      5.375%, 12/01/25 (Pre-refunded 12/01/10)                          12/10 at 100.00      AA (4)           1,357,307
       6,715      5.375%, 12/01/25 (Pre-refunded 12/01/10)                          12/10 at 100.00      AA (4)           7,092,853

       3,105    Indiana University, Student Fee Revenue Bonds, Series 2003O,         8/13 at 100.00        AAA            3,316,388
                  5.250%, 8/01/20 - FGIC Insured

       1,000    Marion County Convention and Recreational Facilities Authority,      6/11 at 100.00        AAA            1,038,630
                  Indiana, Excise Taxes Lease Rental Revenue Refunding Senior
                  Bonds, Series 2001A, 5.000%, 6/01/21 - MBIA Insured

       2,395    Shelbyville Central Renovation School Building Corporation,          7/15 at 100.00        AAA            2,330,383
                  Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 -
                  MBIA Insured

       1,800    Sunman Dearborn High School Building Corporation, Indiana,           1/15 at 100.00        AAA            1,867,644
                  First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      59,215    Total Indiana                                                                                            61,618,003
-----------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       1,500    Iowa Finance Authority, Health Facility Revenue Bonds, Care          7/16 at 100.00       BBB-            1,525,200
                  Initiatives Project, Series 2006A, 5.500%, 7/01/21

       5,000    Iowa Tobacco Settlement Authority, Tobacco Settlement                6/11 at 101.00        AAA            5,385,100
                  Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35
                  (Pre-refunded 6/01/11)
-----------------------------------------------------------------------------------------------------------------------------------
       6,500    Total Iowa                                                                                                6,910,300
-----------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

       3,790    Kansas Department of Transportation, Highway Revenue Bonds,          3/14 at 100.00        AAA            3,951,530
                  Series 2004A, 5.000%, 3/01/23

       5,790    Sedgwick County Unified School District 259, Wichita, Kansas,        9/10 at 100.00        AA             5,507,332
                  General Obligation Bonds, Series 2000, 3.500%, 9/01/17

       3,200    Wyandotte County Unified School District 500, Kansas, General        9/11 at 100.00        AAA            3,124,992
                  Obligation Bonds, Series 2001, 4.000%, 9/01/21 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      12,780    Total Kansas                                                                                             12,583,854
-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.9% (1.9% OF TOTAL INVESTMENTS)

         860    East Baton Rouge Mortgage Finance Authority, Louisiana,              4/08 at 102.00        Aaa              867,267
                  GNMA/FNMA Mortgage-Backed Securities Program Single Family
                  Mortgage Revenue Refunding Bonds, Series 1997B-1, 5.750%,
                  10/01/26



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$      4,000    Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,      11/14 at 100.00        AAA       $    4,265,200
                  Series 2004, 5.250%, 11/01/25 - MBIA Insured

       4,650    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA            4,814,796
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                  MBIA Insured

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
      10,000      5.500%, 5/15/30                                                    5/11 at 101.00        BBB            9,993,300
       6,680      5.875%, 5/15/39                                                    5/11 at 101.00        BBB            6,682,405
-----------------------------------------------------------------------------------------------------------------------------------
      26,190    Total Louisiana                                                                                          26,622,968
-----------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.6% (0.4% OF TOTAL INVESTMENTS)

       5,680    Portland, Maine, Airport Revenue Bonds, Series 2003A, 5.000%,        7/13 at 100.00        AAA            5,807,459
                  7/01/32 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)

       7,720    Maryland Transportation Authority, Airport Parking Revenue           3/12 at 101.00        AAA            7,986,649
                  Bonds, Baltimore-Washington International Airport Passenger
                  Facility, Series 2002B, 5.125%, 3/01/20 - AMBAC Insured
                  (Alternative Minimum Tax)

       6,865    Takoma Park, Maryland, Hospital Facilities Revenue Refunding           No Opt. Call        AAA            7,410,424
                  and Improvement Bonds, Washington Adventist Hospital, Series
                  1995, 6.500%, 9/01/12 - FSA Insured (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
      14,585    Total Maryland                                                                                           15,397,073
-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.8% (3.9% OF TOTAL INVESTMENTS)

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
       4,000      5.125%, 8/01/28 - MBIA Insured                                     2/12 at 100.00        AAA            4,161,320
       5,625      5.125%, 2/01/34 - MBIA Insured                                     2/12 at 100.00        AAA            5,823,225

       1,075    Massachusetts Educational Finance Authority, Student Loan           12/09 at 101.00        AAA            1,099,284
                  Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 - MBIA
                  Insured (Alternative Minimum Tax)

       8,730    Massachusetts Health and Educational Facilities Authority,          10/15 at 100.00        AAA            9,121,191
                  Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%,
                  10/01/19 - AGC Insured

       1,530    Massachusetts Health and Educational Facilities Authority,           7/08 at 101.00        Aaa            1,536,181
                  Revenue Bonds, Southcoast Health System Obligated Group, Series
                  1998A, 4.750%, 7/01/27 - MBIA Insured

       5,745    Massachusetts Industrial Finance Agency, Resource Recovery          12/08 at 102.00        BBB            5,873,860
                  Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                  5.600%, 12/01/19 (Alternative Minimum Tax)

      10,150    Massachusetts Turnpike Authority, Metropolitan Highway System        1/08 at 101.00        AAA           10,205,825
                  Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                  MBIA Insured

         890    Massachusetts, General Obligation Bonds, Consolidated Loan,         11/12 at 100.00      AA (4)             959,393
                  Series 2002C, 5.250%, 11/01/30 (Pre-refunded 11/01/12)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                  Series 2002E:
       1,255      5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured              1/13 at 100.00        AAA            1,353,304
       3,745      5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured              1/13 at 100.00        AAA            4,038,346

       8,500    Route 3 North Transportation Improvements Association,               6/10 at 100.00        AAA            8,914,120
                  Massachusetts, Lease Revenue Bonds, Series 2000, 5.375%,
                  6/15/33 (Pre-refunded 6/15/10) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      51,245    Total Massachusetts                                                                                      53,086,049
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.5% (4.3% OF TOTAL INVESTMENTS)

      17,000    Birmingham City School District, Oakland County, Michigan,          11/07 at 100.00        AAA           17,033,660
                  School Building and Site Bonds, Series 1998, 4.750%, 11/01/24 -
                  FSA Insured

       5,000    Detroit, Michigan, Second Lien Sewerage Disposal System Revenue      7/15 at 100.00        AAA            5,135,800
                  Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

       3,990    Hancock Hospital Finance Authority, Michigan, FHA-Insured            8/08 at 100.00        AAA            4,044,304
                  Mortgage Hospital Revenue Bonds, Portage Health System Inc.,
                  Series 1998, 5.450%, 8/01/47 (Pre-refunded 8/01/08) -
                  MBIA Insured


     |  Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$      1,500    Michigan State Building Authority, Revenue Bonds, Facilities        10/11 at 100.00        A+        $    1,549,695
                  Program, Series 2001I, 5.000%, 10/15/24

       5,000    Michigan State Building Authority, Revenue Refunding Bonds,         10/13 at 100.00        AAA            5,142,400
                  Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                  MBIA Insured

       7,115    Michigan State Hospital Finance Authority, Hospital Revenue          3/13 at 100.00      A1 (4)           7,759,904
                  Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%,
                  3/01/16 (Pre-refunded 3/01/13)

       5,000    Michigan State Hospital Finance Authority, Hospital Revenue            No Opt. Call        AAA            5,288,500
                  Refunding Bonds, Sisters of Mercy Health Corporation, Series
                  1993P, 5.375%, 8/15/14 - MBIA Insured (ETM)

       3,000    Michigan Strategic Fund, Collateralized Limited Obligation           9/09 at 102.00        AAA            3,108,390
                  Pollution Control Revenue Refunding Bonds, Detroit Edison
                  Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                  (Alternative Minimum Tax)

      10,000    Wayne County, Michigan, Airport Revenue Bonds, Detroit              12/08 at 101.00        AAA           10,235,000
                  Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                  12/01/16 - MBIA Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      57,605    Total Michigan                                                                                           59,297,653
-----------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.9% (1.9% OF TOTAL INVESTMENTS)

       3,000    Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00        AAA            3,156,390
                  Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                  5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC Insured

      19,515    St. Paul Housing and Redevelopment Authority, Minnesota, Sales      11/15 at 103.00        AAA           23,569,240
                  Tax Revenue Refunding Bonds, Civic Center Project, Series 1996,
                  7.100%, 11/01/23 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      22,515    Total Minnesota                                                                                          26,725,630
-----------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.4% (0.9% OF TOTAL INVESTMENTS)

       9,750    Mississippi Business Finance Corporation, Pollution Control          4/08 at 100.00       BBB-            9,860,273
                  Revenue Refunding Bonds, System Energy Resources Inc. Project,
                  Series 1998, 5.875%, 4/01/22

       2,475    Mississippi Hospital Equipment and Facilities Authority, Revenue     9/14 at 100.00        N/R            2,508,413
                  Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%,
                  9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
      12,225    Total Mississippi                                                                                        12,368,686
-----------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.6% (1.1% OF TOTAL INVESTMENTS)

       6,350    Kansas City, Missouri, Airport Revenue Bonds, General                9/12 at 100.00        AAA            6,741,224
                  Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                  FGIC Insured

       1,845    Missouri Health and Educational Facilities Authority, Revenue        5/13 at 100.00        AA             1,939,353
                  Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18

       3,815    Missouri Health and Educational Facilities Authority, Revenue        6/11 at 101.00        AAA            4,069,575
                  Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                  (Pre-refunded 6/01/11) - AMBAC Insured

       2,000    Missouri-Illinois Metropolitan District Bi-State Development        10/13 at 100.00        AAA            2,053,460
                  Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                  Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 -
                  FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      14,010    Total Missouri                                                                                           14,803,612
-----------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)

         665    Montana Board of Housing, Single Family Mortgage Bonds, Series      12/09 at 100.00        AA+              680,082
                  2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

       4,795    Montana Higher Education Student Assistance Corporation, Student    12/08 at 101.00        A2             4,875,364
                  Loan Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       5,460    Total Montana                                                                                             5,555,446
-----------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,395    Nebraska Investment Finance Authority, Single Family Housing         9/10 at 100.00        AAA            1,407,164
                  Revenue Bonds, Series 2000E, 5.850%, 9/01/20 (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.8% (2.5% OF TOTAL INVESTMENTS)

$     10,900    Clark County School District, Nevada, General Obligation Bonds,      6/12 at 100.00        AAA       $   11,810,368
                  Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) -
                  MBIA Insured

       6,980    Director of Nevada State Department of Business and Industry,        1/10 at 100.00        AAA            7,162,318
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.375%, 1/01/40 - AMBAC Insured

                Reno, Nevada, Health Facilities Revenue Bonds, Catholic
                Healthcare West, Series 2007A:
      10,000      5.250%, 7/01/31 (UB)                                               7/17 at 100.00         A            10,196,800
       5,000      5.250%, 7/01/31                                                    7/17 at 100.00         A             5,098,400
-----------------------------------------------------------------------------------------------------------------------------------
      32,880    Total Nevada                                                                                             34,267,886
-----------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.6% (1.0% OF TOTAL INVESTMENTS)

       3,265    New Hampshire Health and Education Facilities Authority, Revenue     1/15 at 100.00         A             3,131,755
                  Bonds, Southern

                New Hampshire University, Series 2005, 5.000%, 1/01/30 - ACA
                Insured New Hampshire Housing Finance Authority, FHLMC
                Multifamily Housing Remarketed Revenue Bonds, Countryside LP,
                Series 1994:
       3,725      6.000%, 7/01/18 (Alternative Minimum Tax)                          7/10 at 101.00        Aaa            3,858,243
       6,945      6.100%, 7/01/24 (Alternative Minimum Tax)                          7/10 at 101.00        Aaa            7,164,879
-----------------------------------------------------------------------------------------------------------------------------------
      13,935    Total New Hampshire                                                                                      14,154,877
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 7.8% (5.2% OF TOTAL INVESTMENTS)

       3,000    New Jersey Economic Development Authority, Transportation            5/09 at 100.00        AAA            3,079,830
                  Sublease Revenue Bonds, Light Rail Transit System, Series
                  1999A, 5.250%, 5/01/17 (Pre-refunded 5/01/09) - FSA Insured

       2,110    New Jersey Higher Education Assistance Authority, Student Loan       6/10 at 101.00        AAA            2,175,136
                  Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA Insured
                  (Alternative Minimum Tax)

       4,500    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            5,098,860
                  System Bonds, Series 2001C, 5.500%, 12/15/18 - FSA Insured

       9,250    New Jersey Transportation Trust Fund Authority, Transportation       6/13 at 100.00        AAA           10,159,183
                  System Bonds, Series 2003C, 5.500%, 6/15/23 (Pre-refunded
                  6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
      35,000      0.000%, 12/15/29 - FSA Insured                                       No Opt. Call        AAA           12,389,300
      10,000      0.000%, 12/15/30 - FGIC Insured                                      No Opt. Call        AAA            3,362,200

      10,000    New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,          7/13 at 100.00        AAA           10,535,700
                  5.000%, 1/01/20 - FSA Insured

      11,960    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/12 at 100.00        AAA           12,830,688
                  Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                  (Pre-refunded 6/01/12)

       4,450    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/13 at 100.00        AAA            5,151,899
                  Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                  (Pre-refunded 6/01/13)

                West Deptford Township, Gloucester County, New Jersey, General
                Obligation Bonds, Series 2000:
       3,150      5.500%, 9/01/21 (Pre-refunded 9/01/10) - FGIC Insured              9/10 at 100.00        Aaa            3,325,172
       3,335      5.500%, 9/01/22 (Pre-refunded 9/01/10) - FGIC Insured              9/10 at 100.00        Aaa            3,520,459
-----------------------------------------------------------------------------------------------------------------------------------
      96,755    Total New Jersey                                                                                         71,628,427
-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.4% (6.9% OF TOTAL INVESTMENTS)

       5,500    Dormitory Authority of the State of New York, FHA-Insured            2/14 at 100.00        AAA            5,688,980
                  Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%,
                  2/15/25

           5    Dormitory Authority of the State of New York, Improvement            2/08 at 100.00        AAA                5,020
                  Revenue Bonds, Mental Health Services Facilities, Series 1996B,
                  5.375%, 2/15/26 - MBIA Insured

       2,070    Dormitory Authority of the State of New York, Insured Revenue        7/08 at 101.00        AAA            2,116,534
                  Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A,
                  5.500%, 7/01/18 - AMBAC Insured

       2,250    Dormitory Authority of the State of New York, Lease Revenue          7/09 at 101.00        AAA            2,347,650
                  Bonds, State University Dormitory Facilities, Series 1999C,
                  5.500%, 7/01/29 (Pre-refunded 7/01/09) - MBIA Insured


     |  Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
$      1,580      6.375%, 7/01/13 - RAAI Insured                                     7/09 at 101.00        AA        $    1,657,878
       9,235      6.125%, 7/01/21 - RAAI Insured                                     7/09 at 101.00        AA             9,580,297

       1,500    Dormitory Authority of the State of New York, Revenue Bonds, St.     2/08 at 101.00        AAA            1,516,770
                  Barnabas Hospital, Series 1997, 5.450%, 8/01/35 - AMBAC Insured

       3,000    Dormitory Authority of the State of New York, Third General          1/08 at 102.00        AAA            3,069,150
                  Resolution Consolidated Revenue Bonds, City University System,
                  Series 1997-1, 5.375%, 7/01/24 (Pre-refunded 1/01/08) -
                  FSA Insured

      17,000    Dormitory Authority of the State of New York, Third General          7/09 at 101.00        AAA           17,737,800
                  Resolution Consolidated Revenue Bonds, City University System,
                  Series 1999-1, 5.500%, 7/01/29 (Pre-refunded 7/01/09) -
                  FSA Insured

       1,500    Hempstead Industrial Development Agency, New York, Resource            No Opt. Call       Baa3            1,518,735
                  Recovery Revenue Refunding Bonds, American Ref-Fuel Company of
                  Hempstead LP, Series 2001, 5.000%, 12/01/10 (Mandatory
                  put 6/01/10)

      13,220    Metropolitan Transportation Authority, New York, Dedicated Tax      11/12 at 100.00        AAA           14,122,794
                  Fund Bonds, Series 2002A, 5.500%, 11/15/26 - FSA Insured

       4,545    Metropolitan Transportation Authority, New York, Transportation     11/16 at 100.00        AAA            4,353,292
                  Revenue Bonds, Series 2006B, Drivers 1662, 6.055%, 11/15/32 -
                  FSA Insured (IF)

      10,000    New York City Municipal Water Finance Authority, New York, Water     6/09 at 101.00      AA+ (4)         10,464,500
                  and Sewerage System Revenue Bonds, Fiscal Series 2000A, 5.750%,
                  6/15/30 (Pre-refunded 6/15/09)

       7,810    New York City Transitional Finance Authority, New York, Future       8/09 at 101.00        AAA            8,201,125
                  Tax Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                  (Pre-refunded 8/15/09)

           5    New York City, New York, General Obligation Bonds, Fiscal Series     2/08 at 100.00        AA                 5,061
                  1987D, 8.500%, 8/01/08

       6,300    New York City, New York, General Obligation Bonds, Fiscal Series     5/10 at 101.00        AAA            6,754,293
                  2000A, 6.250%, 5/15/26 - FSA Insured

       3,000    New York State Energy Research and Development Authority,            9/08 at 102.00        AAA            3,104,700
                  Pollution Control Revenue Bonds, Rochester Gas and Electric
                  Corporation, Series 1998A, 5.950%, 9/01/33 - MBIA Insured
                  (Alternative Minimum Tax)

       2,320    New York State Tobacco Settlement Financing Corporation, Tobacco     6/10 at 100.00        AA-            2,413,496
                  Settlement Asset-Backed and State Contingency Contract-Backed
                  Bonds, Series 2003A-1, 5.500%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------------
      90,840    Total New York                                                                                           94,658,075
-----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,900    Charlotte-Mecklenburg Hospital Authority, North Carolina,            1/15 at 100.00      AA- (4)          5,291,363
                  Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                  System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

       2,000    North Carolina Municipal Power Agency 1, Catawba Electric            1/08 at 102.00        AAA            2,043,360
                  Revenue Bonds, Series 1998A, 5.000%, 1/01/20 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       6,900    Total North Carolina                                                                                      7,334,723
-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 5.4% (3.6% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
         355      5.125%, 6/01/24                                                    6/17 at 100.00        BBB              342,682
       3,570      5.875%, 6/01/30                                                    6/17 at 100.00        BBB            3,525,839
       3,475      5.750%, 6/01/34                                                    6/17 at 100.00        BBB            3,353,375
       7,855      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            7,625,870

       5,150    Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco        6/22 at 100.00        BBB            3,776,186
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-3, 0.000%, 6/01/37

       6,720    Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,         1/10 at 101.00        AAA            6,812,803
                  5.000%, 1/01/31 - FSA Insured

         780    Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,         1/10 at 101.00        AAA              812,651
                  5.000%, 1/01/31 (Pre-refunded 1/01/10) - FSA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$      3,650    Montgomery County, Ohio, Revenue Bonds, Catholic Health              5/14 at 100.00        AA        $    3,695,443
                  Initiatives, Series 2004A, 5.000%, 5/01/30

         635    Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities         7/09 at 100.00        Aaa              640,080
                  Program Residential Mortgage Revenue Bonds, Series 1999C,
                  5.750%, 9/01/30 (Alternative Minimum Tax)

       6,100    Ohio Water Development Authority, Solid Waste Disposal Revenue       9/08 at 102.00        N/R            6,151,545
                  Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)

      12,900    Ohio Water Development Authority, Solid Waste Disposal Revenue       9/09 at 102.00        N/R           13,283,904
                  Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      51,190    Total Ohio                                                                                               50,020,378
-----------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.4% (0.2% OF TOTAL INVESTMENTS)

       3,400    Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           6/09 at 100.00         B             3,401,734
                  Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                  (Mandatory put 12/01/08) (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0% (0.7% OF TOTAL INVESTMENTS)

       9,150    Port of St. Helens, Oregon, Pollution Control Revenue Bonds,           No Opt. Call        BBB            9,162,170
                  Portland General Electric Company, Series 1985B, 4.800%,
                  6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.3% (2.2% OF TOTAL INVESTMENTS)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
       3,125      0.000%, 5/15/22 - FSA Insured                                        No Opt. Call        AAA            1,629,344
       3,125      0.000%, 5/15/23 - FSA Insured                                        No Opt. Call        AAA            1,543,813
       3,135      0.000%, 5/15/24 - FSA Insured                                        No Opt. Call        AAA            1,470,503
       3,155      0.000%, 5/15/26 - FSA Insured                                        No Opt. Call        AAA            1,335,827
       4,145      0.000%, 11/15/26 - FSA Insured                                       No Opt. Call        AAA            1,714,787
       2,800      0.000%, 5/15/28 - FSA Insured                                        No Opt. Call        AAA            1,063,328
       3,000      0.000%, 11/15/28 - FSA Insured                                       No Opt. Call        AAA            1,112,760

       2,845    Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call       BBB-            2,953,764
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                  Minimum Tax)

      11,000    Delaware County Authority, Pennsylvania, Revenue Bonds, Catholic    11/08 at 102.00        AAA           11,220,550
                  Health East, Series 1998A, 4.875%, 11/15/18 - AMBAC Insured

                Pennsylvania Economic Development Financing Authority, Senior
                Lien Resource Recovery Revenue Bonds, Northampton Generating
                Project, Series 1994A:
       1,400      6.400%, 1/01/09 (Alternative Minimum Tax)                          1/08 at 100.00        BB+            1,401,456
       4,500      6.500%, 1/01/13 (Alternative Minimum Tax)                          1/08 at 100.00        BB+            4,548,555

         500    Pennsylvania Economic Development Financing Authority,               1/08 at 100.00        N/R              498,635
                  Subordinate Resource Recovery Revenue Bonds, Northampton
                  Generating Project, Series 1994C, 6.875%, 1/01/11 (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      42,730    Total Pennsylvania                                                                                       30,493,322
-----------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,250    Puerto Rico Highway and Transportation Authority, Highway            7/10 at 101.00        AAA            1,340,750
                  Revenue Bonds, Series 2000B, 5.875%, 7/01/21 (Pre-refunded
                  7/01/10) - MBIA Insured

       5,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       8/17 at 100.00        A+             5,513,600
                  Bonds, Series 2007A, Lehman Municipal Trust Receipts FC8,
                  8.252%, 8/01/57 (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       6,250    Total Puerto Rico                                                                                         6,854,350
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

$      2,000    Kent County Water Authority, Rhode Island, General Revenue           7/12 at 100.00        AAA       $    2,084,900
                  Bonds, Series 2002A, 5.000%, 7/15/23 - MBIA Insured

                Rhode Island Health and Educational Building Corporation,
                Revenue Refunding Bonds, Salve Regina University, Series 2002:
       1,260      5.250%, 3/15/17 - RAAI Insured                                     3/12 at 101.00        AA             1,302,865
       1,080      5.250%, 3/15/18 - RAAI Insured                                     3/12 at 101.00        AA             1,114,582
-----------------------------------------------------------------------------------------------------------------------------------
       4,340    Total Rhode Island                                                                                        4,502,347
-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.3% (2.8% OF TOTAL INVESTMENTS)

       2,625    Medical University Hospital Authority, South Carolina,               8/14 at 100.00        AAA            2,760,056
                  FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                  2/15/25 - MBIA Insured

      22,855    Piedmont Municipal Power Agency, South Carolina, Electric              No Opt. Call        AAA            7,530,723
                  Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC Insured

       6,925    South Carolina, General Obligation Bonds, Series 1999A, 4.000%,     10/09 at 101.00        Aaa            6,997,020
                  10/01/14

      21,000    Tobacco Settlement Revenue Management Authority, South Carolina,     5/11 at 101.00        BBB           21,586,529
                  Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%,
                  5/15/22
-----------------------------------------------------------------------------------------------------------------------------------
      53,405    Total South Carolina                                                                                     38,874,328
-----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.3% (0.8% OF TOTAL INVESTMENTS)

       2,860    Johnson City Health and Educational Facilities Board, Tennessee,     7/23 at 100.00        AAA            2,926,752
                  Hospital Revenue Refunding and Improvement Bonds, Johnson City
                  Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded
                  7/01/23) - MBIA Insured

       1,700    Memphis-Shelby County Airport Authority, Tennessee, Airport          3/10 at 101.00        AAA            1,784,405
                  Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC Insured
                  (Alternative Minimum Tax)

       6,000    Metropolitan Government of Nashville-Davidson County Health and     12/17 at 100.00        AAA            6,943,980
                  Educational Facilities Board, Tennessee, Revenue Refunding and
                  Improvement Bonds, Meharry Medical College, Series 1996,
                  6.000%, 12/01/19 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,560    Total Tennessee                                                                                          11,655,137
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.7% (4.5% OF TOTAL INVESTMENTS)

       3,975    Bell County Health Facilities Development Corporation, Texas,        2/10 at 101.00        AAA            4,244,068
                  Revenue Bonds, Scott and White Memorial Hospital and Scott,
                  Sherwood and Brindley Foundation, Series 2000A, 6.125%, 8/15/23
                  (Pre-refunded 2/15/10) - MBIA Insured

       5,000    Bexar Metropolitan Water District, Texas, Waterworks System          5/16 at 100.00        AAA            5,155,350
                  Revenue Bonds, Series 2006, 5.000%, 5/01/35 - MBIA Insured

                Central Texas Regional Mobility Authority, Travis and Williamson
                Counties, Toll Road Revenue Bonds, Series 2005:
       4,000      5.000%, 1/01/35 - FGIC Insured                                     1/15 at 100.00        AAA            4,087,920
       3,000      5.000%, 1/01/45 - FGIC Insured                                     1/15 at 100.00        AAA            3,044,010

       1,000    Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series          2/08 at 100.00      AA (4)           1,004,760
                  1998, 5.250%, 2/15/15 (Pre-refunded 2/15/08)

       1,000    Harlingen Independent School District, Cameron County, Texas,        8/09 at 100.00        AAA            1,038,230
                  Unlimited Tax School Building Bonds, Series 1999, 5.650%,
                  8/15/29 (Pre-refunded 8/15/09)

       1,625    Harris County Health Facilities Development Corporation, Texas,      7/09 at 101.00        AAA            1,690,114
                  Revenue Bonds, Christus Health, Series 1999A, 5.375%, 7/01/24
                  (Pre-refunded 7/01/09) - MBIA Insured

       4,000    Houston Community College, Texas, Limited Tax General Obligation     2/13 at 100.00        AAA            4,109,040
                  Bonds, Series 2003, 5.000%, 2/15/27 - AMBAC Insured

       3,885    Houston Independent School District, Public Facility                   No Opt. Call        AAA            2,306,563
                  Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar
                  E. Chavez High School, Series 1998A, 0.000%, 9/15/19 - AMBAC
                  Insured

      33,855    Leander Independent School District, Williamson and Travis            8/14 at 23.67        AAA            5,677,145
                  Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                  8/15/40



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
$      4,930      0.000%, 8/15/20                                                     2/08 at 50.44        AAA       $    2,450,259
       3,705      0.000%, 8/15/22                                                     2/08 at 44.90        AAA            1,638,499

         245    Lubbock Housing Finance Corporation, Texas, GNMA Mortgage-Backed    11/07 at 102.00        AAA              247,085
                  Securities Program Single Family Mortgage Revenue Refunding
                  Bonds, Series 1997A, 6.125%, 12/01/17

       3,480    Pearland, Texas, General Obligation Bonds, Series 2002, 5.000%,      3/12 at 100.00        AAA            3,684,450
                  3/01/27 (Pre-refunded 3/01/12) - FGIC Insured

       6,835    San Antonio, Texas, Electric and Gas System Revenue Refunding        2/09 at 100.00        Aa1            6,846,551
                  Bonds, New Series 1998A, 4.500%, 2/01/21

       6,000    Spring Branch Independent School District, Harris County, Texas,     2/11 at 100.00        AAA            6,297,660
                  Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                  5.125%, 2/01/26 (Pre-refunded 2/01/11)

       4,000    Tarrant Regional Water District, Texas, Water Revenue Refunding      3/13 at 100.00        AAA            4,166,000
                  and Improvement Bonds, Series 1999, 5.000%, 3/01/22 - FSA
                  Insured

       1,740    Texas, General Obligation Bonds, Water Financial Assistance,         8/09 at 100.00        AAA            1,784,161
                  State Participation Program, Series 1999C, 5.500%, 8/01/29 -
                  MBIA Insured

       1,690    Webb County, Laredo, Texas, Combination Tax and Sewer System,        2/08 at 100.00        AAA            1,691,910
                  Revenue Certificates of Obligation, Series 1998A, 4.500%,
                  2/15/18 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      93,965    Total Texas                                                                                              61,163,775
-----------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.1% (2.1% OF TOTAL INVESTMENTS)

                Utah County, Utah, Hospital Revenue Bonds, IHC Health Services
                Inc., Series 1997:
      12,885      5.250%, 8/15/21 - MBIA Insured (ETM)                               2/08 at 101.00        AAA           13,031,631
       3,900      5.250%, 8/15/26 - MBIA Insured (ETM)                               2/08 at 101.00        AAA            3,944,382

       3,070    Utah Housing Corporation, Single Family Mortgage Bonds, Series       1/12 at 100.00        AA-            3,195,164
                  2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)

          15    Utah Housing Finance Agency, Single Family Mortgage Bonds,           1/10 at 100.00        AA                15,326
                  Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

       1,245    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/10 at 100.00        AA-            1,257,599
                  Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)

         610    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/10 at 100.00        AA               622,743
                  Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative
                  Minimum Tax)

       1,540    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/10 at 100.00        Aa1            1,554,953
                  Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative
                  Minimum Tax)

         875    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/11 at 100.00        AA               886,323
                  Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)

         675    Utah Housing Finance Agency, Single Family Mortgage Bonds,           1/11 at 100.00        Aaa              685,935
                  Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)

       3,000    Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing     10/12 at 100.00        Aaa            3,231,660
                  Program, Series 2002C, 5.250%, 10/01/28 (Pre-refunded 10/01/12)
                  - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      27,815    Total Utah                                                                                               28,425,716
-----------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,700    Virgin Islands Public Finance Authority, Gross Receipts Taxes       10/14 at 100.00        AA             4,702,538
                  Loan Note, Series 2003, 5.000%, 10/01/33 - RAAI Insured

       2,500    Virgin Islands Public Finance Authority, Revenue Bonds, Refinery     1/14 at 100.00        BBB            2,585,175
                  Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       7,200    Total Virgin Islands                                                                                      7,287,713
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.0% (3.3% OF TOTAL INVESTMENTS)

$     12,235    Chelan County Public Utility District 1, Washington, Columbia          No Opt. Call        AAA       $    4,976,342
                  River-Rock Island Hydro-Electric System Revenue Refunding Bonds,
                  Series 1997A, 0.000%, 6/01/26 - MBIA Insured

       3,100    Cowlitz County Public Utilities District 1, Washington, Electric     9/14 at 100.00        AAA            3,196,565
                  Production Revenue Bonds, Series 2004, 5.000%, 9/01/28 -
                  FGIC Insured

       5,000    Energy Northwest, Washington, Electric Revenue Refunding Bonds,      7/13 at 100.00        Aaa            5,393,700
                  Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

      10,000    Washington State Healthcare Facilities Authority, Revenue Bonds,    10/16 at 100.00        AAA            9,788,500
                  Providence Health Care Services, Series 2006A, 4.625%,
                  10/01/34 - FGIC Insured

       4,685    Washington State Healthcare Facilities Authority, Revenue Bonds,    12/09 at 101.00        AAA            4,906,835
                  Providence Services, Series 1999, 5.375%, 12/01/19
                  (Pre-refunded 12/01/09) - MBIA Insured

       5,000    Washington State Housing Finance Commission, Non-Profit Housing      7/09 at 101.00        AA             5,169,700
                  Revenue Bonds, Kline Galland Center, Series 1999, 6.000%,
                  7/01/29 - RAAI Insured

      12,000    Washington, Motor Vehicle Fuel Tax General Obligation Bonds,         1/11 at 100.00        Aa1           12,328,080
                  Series 2001D, 5.250%, 1/01/26
-----------------------------------------------------------------------------------------------------------------------------------
      52,020    Total Washington                                                                                         45,759,722
-----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)

       5,000    Mason County, West Virginia, Pollution Control Revenue Bonds,       10/11 at 100.00        BBB            5,049,650
                  Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.5% (1.6% OF TOTAL INVESTMENTS)

      11,620    Wisconsin Health and Educational Facilities Authority, Revenue       2/10 at 101.00        AA            12,157,657
                  Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/29 - RAAI
                  Insured

       7,490    Wisconsin Health and Educational Facilities Authority, Revenue       7/08 at 103.00        N/R            7,616,506
                  Bonds, Millennium Housing Foundation Inc., Series 1998,
                  6.100%, 1/01/28

       3,270    Wisconsin Housing and Economic Development Authority, Home           9/14 at 100.00        AA             2,904,970
                  Ownership Revenue Bonds, Residual Trust 1517, 6.959%, 3/01/36
                  (IF)
-----------------------------------------------------------------------------------------------------------------------------------
      22,380    Total Wisconsin                                                                                          22,679,133
-----------------------------------------------------------------------------------------------------------------------------------
$  1,534,840    Total Investments (cost $1,304,274,541) - 151.3%                                                      1,380,328,800
============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.7)%                                                                       (6,665,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                     17,402,456
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                       (479,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  912,066,256
                ===================================================================================================================


      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Municipal Advantage Fund, Inc.
NMA  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.0% OF TOTAL INVESTMENTS)

$     10,000    Jefferson County, Alabama, Sewer Revenue Capital Improvement         2/09 at 101.00        AAA        $  10,331,900
                  Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09) -
                  FGIC Insured

       5,075    Lauderdale County and Florence Healthcare Authority, Alabama,        7/09 at 101.00        AAA            5,230,143
                  Revenue Bonds, Coffee Health Group, Series 1999A, 5.250%,
                  7/01/24 - MBIA Insured

       5,155    Phenix City Industrial Development Board, Alabama,                   5/12 at 100.00        BBB            5,338,157
                  Environmental Improvement Revenue Bonds, MeadWestvaco
                  Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
      20,230    Total Alabama                                                                                            20,900,200
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Alaska Housing Finance Corporation, General Housing Purpose
                Bonds, Series 2005A:
       1,125      5.250%, 12/01/34 - FGIC Insured                                   12/14 at 100.00        AAA            1,176,694
       1,280      5.250%, 12/01/41 - FGIC Insured                                   12/14 at 100.00        AAA            1,329,370

       3,050    Northern Tobacco Securitization Corporation, Alaska, Tobacco         6/14 at 100.00       Baa3            2,595,459
                  Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       5,455    Total Alaska                                                                                              5,101,523
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.5% (1.0% OF TOTAL INVESTMENTS)

       4,905    Maricopa County Industrial Development Authority, Arizona,           7/17 at 100.00         A             5,009,084
                  Health Facility Revenue Bonds, Catholic Healthcare West, Series
                  2007A, 5.250%, 7/01/32

       5,000    Maricopa County Pollution Control Corporation, Arizona,             11/07 at 100.50        BBB            5,024,700
                  Remarketed Revenue Refunding Bonds, Public Service Company of
                  New Mexico, Series 1992A, 5.750%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
       9,905    Total Arizona                                                                                            10,033,784
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 13.2% (8.2% OF TOTAL INVESTMENTS)

       2,500    Alameda Corridor Transportation Authority, California,              10/17 at 100.00        AAA            2,097,725
                  Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 -
                  AMBAC Insured

                Calexico Unified School District, Imperial County, California,
                General Obligation Bonds, Series 2005B:
       4,070      0.000%, 8/01/32 - FGIC Insured                                       No Opt. Call        AAA            1,249,083
       6,410      0.000%, 8/01/34 - FGIC Insured                                       No Opt. Call        AAA            1,778,839

       3,000    California Health Facilities Financing Authority, Health             3/13 at 100.00         A             3,007,440
                  Facility Revenue Bonds, Adventist Health System/West, Series
                  2003A, 5.000%, 3/01/33

       7,500    California State Public Works Board, Lease Revenue Bonds,            6/14 at 100.00         A             7,671,975
                  Department of Mental Health, Coalinga State Hospital, Series
                  2004A, 5.125%, 6/01/29

       5,335    California State, Variable Purpose General Obligation Bonds,         6/17 at 100.00        A+             5,559,550
                  Series 2007, Lehman Municipal Trust Receipts FC5, 7.690%,
                  6/01/37 (IF)

       9,955    Capistrano Unified School District, Orange County, California,         No Opt. Call        AAA            3,199,338
                  Special Tax Bonds, Community Facilities District, Series 2005,
                  0.000%, 9/01/31 - FGIC Insured

                Colton Joint Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2006C:
       3,800      0.000%, 2/01/33 - FGIC Insured                                      2/15 at 38.73        AAA            1,017,906
       3,795      0.000%, 2/01/37 - FGIC Insured                                       No Opt. Call        AAA              928,940

       7,535    Contra Costa County, California, GNMA Mortgage-Backed                  No Opt. Call        AAA            9,496,059
                  Securities Program Home Mortgage Revenue Bonds, Series 1989,
                  7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)


     |  Nuveen Municipal Advantage Fund, Inc. (continued)
NMA  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$      8,145    Cupertino Union School District, Santa Clara County,                  8/13 at 55.54        AAA        $   3,395,813
                  California, General Obligation Bonds, Series 2003B, 0.000%,
                  8/01/25 - FGIC Insured

       2,000    Folsom Cordova Unified School District, Sacramento County,             No Opt. Call        AAA              747,640
                  California, General Obligation Bonds, School Facilities
                  Improvement District 1, Series 2004B, 0.000%, 10/01/28 - MBIA
                  Insured

       3,360    Folsom Cordova Unified School District, Sacramento County,             No Opt. Call        AAA            1,339,834
                  California, General Obligation Bonds, School Facilities
                  Improvement District 2, Series 2002A, 0.000%, 7/01/27 - MBIA
                  Insured

       2,315    Gateway Unified School District, California, General Obligation        No Opt. Call        AAA              705,357
                  Bonds, Series 2004B, 0.000%, 8/01/32 - FGIC Insured

       1,000    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00        BBB              879,680
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                  5.125%, 6/01/47

       3,000    Golden State Tobacco Securitization Corporation, California,           No Opt. Call        AAA            1,224,630
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  0.000%, 6/01/26 - FSA Insured

       1,275    Madera Unified School District, Madera County, California,           8/12 at 100.00        AAA            1,351,169
                  General Obligation Bonds, Series 2002, 5.250%, 8/01/23 - FSA
                  Insured

                North Orange County Community College District, California,
                General Obligation Bonds, Series 2003B:
       7,735      0.000%, 8/01/25 - FGIC Insured                                       No Opt. Call        AAA            3,414,693
       4,000      0.000%, 8/01/26 - FGIC Insured                                       No Opt. Call        AAA            1,677,120

       5,000    Palmdale Community Redevelopment Agency, California,                   No Opt. Call        AAA            5,621,900
                  Residential Mortgage Revenue Refunding Bonds, Series 1991B,
                  7.375%, 2/01/12 (ETM)

       5,000    Palmdale Community Redevelopment Agency, California, Single            No Opt. Call        AAA            6,481,350
                  Family Restructured Mortgage Revenue Bonds, Series 1986A,
                  8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)

       9,315    Perris, California, GNMA Mortgage-Backed Securities Program            No Opt. Call        AAA           11,420,842
                  Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%,
                  1/01/23 (Alternative Minimum Tax) (ETM)

       7,660    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA            3,689,592
                  County, California, Senior Lien Toll Road Revenue Bonds, Series
                  1993, 0.000%, 1/01/24 (ETM)

      23,000    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA            6,211,840
                  County, California, Toll Road Revenue Refunding Bonds, Series
                  1997A, 0.000%, 1/15/35 - MBIA Insured

       7,250    San Jose-Evergreen Community College District, Santa Clara           9/15 at 100.00        AAA            2,338,415
                  County, California, General Obligation Bonds, Series 2005A,
                  0.000%, 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     143,955    Total California                                                                                         86,506,730
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.8% (4.9% OF TOTAL INVESTMENTS)

       1,600    Arkansas River Power Authority, Colorado, Power Revenue Bonds,      10/16 at 100.00        AAA            1,673,520
                  Series 2006, 5.250%, 10/01/40 - XLCA Insured

       8,350    Colorado Health Facilities Authority, Remarketed Revenue Bonds,      1/08 at 101.50        AAA            8,486,690
                  Kaiser Permanente System, Series 1994A, 5.350%, 11/01/16 (ETM)

       9,440    Colorado Health Facilities Authority, Revenue Bonds, Catholic        9/16 at 100.00        AA             8,820,736
                  Health Initiatives, Series 2006A, 4.500%, 9/01/38

                Denver City and County, Colorado, Airport Revenue Bonds,
                Series 2006:
       5,365      5.000%, 11/15/23 - FGIC Insured (UB)                              11/16 at 100.00        AAA            5,625,256
       3,300      5.000%, 11/15/24 - FGIC Insured (UB)                              11/16 at 100.00        AAA            3,455,067
       1,445      7.501%, 11/15/25 - FGIC Insured (IF)                              11/16 at 100.00        AAA            1,643,182

       2,000    Denver Convention Center Hotel Authority, Colorado, Senior          11/16 at 100.00        AAA            1,964,900
                  Revenue Bonds, Convention Center Hotel, Series 2006, 4.750%,
                  12/01/35 - XLCA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
                Series 1997B:
       2,650      0.000%, 9/01/16 - MBIA Insured                                       No Opt. Call        AAA            1,842,492
       8,645      0.000%, 9/01/26 - MBIA Insured                                       No Opt. Call        AAA            3,577,647

       1,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,      9/10 at 102.00        AAA            1,078,770
                  Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) - MBIA
                  Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (CONTINUED)

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
                Series 2000B:
$      7,500      0.000%, 9/01/29 - MBIA Insured                                       No Opt. Call        AAA        $   2,651,250
      10,000      0.000%, 9/01/32 - MBIA Insured                                       No Opt. Call        AAA            3,020,000

                Platte River Power Authority, Colorado, Power Revenue Refunding
                Bonds, Series 2002EE:
       1,030      5.375%, 6/01/17 (Pre-refunded 6/01/12)                             6/12 at 100.00      Aa2 (4)          1,109,969
       4,890      5.375%, 6/01/18 (Pre-refunded 6/01/12)                             6/12 at 100.00      Aa2 (4)          5,269,660

                Platte River Power Authority, Colorado, Power Revenue Refunding
                Bonds, Series 2002EE:
         970      5.375%, 6/01/17                                                    6/12 at 100.00        AA             1,036,620
         110      5.375%, 6/01/18                                                    6/12 at 100.00        AA               117,293
------------------------------------------------------------------------------------------------------------------------------------
      68,295    Total Colorado                                                                                           51,373,052
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,585    District of Columbia Housing Finance Agency, GNMA/FNMA Single       12/07 at 102.00        AAA            1,612,516
                  Family Mortgage Revenue Bonds, Series 1997B, 5.900%, 12/01/28
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.2% (2.6% OF TOTAL INVESTMENTS)

       2,770    Florida Housing Finance Corporation, Housing Revenue Bonds,         12/10 at 100.00        AAA            2,833,599
                  Stratford Point Apartments, Series 2000O-1, 5.850%, 12/01/31 -
                  FSA Insured (Alternative Minimum Tax)

      14,730    South Miami Health Facilities Authority, Florida, Revenue            8/17 at 100.00        AA-           14,644,713
                  Bonds, Baptist Health Systems of South Florida, Series 2007,
                  5.000%, 8/15/42 (UB)

      10,130    Tampa, Florida, Healthcare System Revenue Bonds, Allegany           12/07 at 100.00        AAA           10,198,985
                  Health System - St. Mary's Hospital, Series 1993, 5.125%,
                  12/01/23 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      27,630    Total Florida                                                                                            27,677,297
------------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 0.7% (0.4% OF TOTAL INVESTMENTS)

       4,000    Augusta, Georgia, Water and Sewerage Revenue Bonds, Series          10/14 at 100.00        AAA            4,179,120
                  2004, 5.250%, 10/01/39 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,215    Hawaii Housing and Community Development Corporation, GNMA           7/10 at 102.00        AAA            2,292,924
                  Collateralized Multifamily Housing Revenue Bonds, Sunset
                  Villas, Series 2000, 5.700%, 7/20/31

         525    Hawaii Housing Finance and Development Corporation, Single           1/08 at 102.00        AAA              533,489
                  Family Mortgage Purchase Revenue Bonds, Series 1997A, 5.750%,
                  7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,740    Total Hawaii                                                                                              2,826,413
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.8% (10.4% OF TOTAL INVESTMENTS)

      12,500    Chicago Board of Education, Illinois, Unlimited Tax General         12/07 at 102.00        AAA           12,765,250
                  Obligation Bonds, Dedicated Tax Revenues, Series 1997A, 5.250%,
                  12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured

       4,000    Chicago Board of Education, Illinois, Unlimited Tax General         12/07 at 102.00        AAA            4,086,520
                  Obligation Bonds, Dedicated Tax Revenues, Series 1997, 5.750%,
                  12/01/20 (Pre-refunded 12/01/07) - AMBAC Insured

       4,345    Chicago Board of Education, Illinois, Unlimited Tax General            No Opt. Call        AAA            1,621,554
                  Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                  0.000%, 12/01/28 - FGIC Insured

       3,420    Chicago Board of Education, Illinois, Unlimited Tax General            No Opt. Call        AAA            1,091,219
                  Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                  12/01/31 - FGIC Insured

       5,865    Chicago, Illinois, General Obligation Bonds, Neighborhoods           7/10 at 101.00        AAA            6,374,141
                  Alive 21 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded
                  7/01/10) - FGIC Insured

       5,000    Chicago, Illinois, Second Lien Passenger Facility Charge             1/11 at 101.00        AAA            5,106,500
                  Revenue Bonds, O'Hare International Airport, Series 2001A,
                  5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

       5,000    Chicago, Illinois, Second Lien Wastewater Transmission Revenue       1/08 at 102.00        AAA            5,113,350
                  Bonds, Series 1997, 5.250%, 1/01/28 (Pre-refunded 1/01/08) -
                  AMBAC Insured

       5,645    Illinois Finance Authority, Revenue Bonds, University of             7/17 at 100.00        AA             5,742,884
                  Chicago, Series 2007, Trust 73TP, 7.568%, 7/01/46 (IF)


     |  Nuveen Municipal Advantage Fund, Inc. (continued)
NMA  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (CONTINUED)

$      6,000    Illinois Health Facilities Authority, Revenue Bonds, Condell         5/12 at 100.00       Baa2        $   6,172,020
                  Medical Center, Series 2002, 5.750%, 5/15/22

       6,165    Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush      2/08 at 101.00         A             6,246,070
                  Lincoln Health Center, Series 1996B, 5.750%, 2/15/22

      10,740    Lake and McHenry Counties Community Unit School District 118,         1/15 at 66.94        Aaa            5,071,428
                  Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                  0.000%, 1/01/23 - FSA Insured

       1,090    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA              593,712
                  Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%,
                  6/15/21 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1999A:
      13,455      5.500%, 12/15/24 - FGIC Insured                                   12/09 at 101.00        AAA           14,018,359
      10,430      5.250%, 12/15/28 - FGIC Insured                                   12/09 at 101.00        AAA           10,783,786

       3,175    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA              629,730
                  Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%,
                  6/15/41 - MBIA Insured

       6,000    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA            2,803,680
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A, 0.000%, 6/15/24 - MBIA Insured

       4,600    Regional Transportation Authority, Cook, DuPage, Kane, Lake,           No Opt. Call        AAA            5,638,450
                  McHenry and Will Counties, Illinois, General Obligation Bonds,
                  Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

       1,940    University of Illinois, Auxiliary Facilities Systems Revenue         4/13 at 100.00        AAA            2,020,335
                  Bonds, Series 2003A, 5.000%, 4/01/23 - AMBAC Insured

       7,500    Valley View Public Schools, Community Unit School District 365U        No Opt. Call        AAA            3,267,300
                  of Will County, Illinois, General Obligation Bonds, Series
                  2005, 0.000%, 11/01/25 - MBIA Insured

      23,125    Will County Community High School District 210 Lincoln-Way,            No Opt. Call        Aaa           10,998,713
                  Illinois, General Obligation Bonds, Series 2006, 0.000%,
                  1/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
     139,995    Total Illinois                                                                                          110,145,001
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       5,205    Indiana Health Facility Financing Authority, Hospital Revenue        8/10 at 101.50        AAA            5,552,746
                  Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                  2/15/30 (Pre-refunded 8/15/10) - MBIA Insured

       6,075    LaGrange County Jail Building Corporation, Indiana, First           10/09 at 101.00      A3 (4)           6,347,889
                  Mortgage Jail Bonds, Series 1998, 5.400%, 10/01/21
                  (Pre-refunded 10/01/09)

       2,330    St. Joseph County Hospital Authority, Indiana, Revenue Bonds,        2/09 at 102.00        BBB            2,400,739
                  Madison Center Inc., Series 1999, 5.450%, 2/15/12
------------------------------------------------------------------------------------------------------------------------------------
      13,610    Total Indiana                                                                                            14,301,374
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

       4,935    Kansas Department of Transportation, Highway Revenue Bonds,          3/14 at 100.00        AAA            5,188,116
                  Series 2004A, 5.000%, 3/01/22

       1,750    Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and      6/14 at 100.00        AAA            1,833,703
                  Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,685    Total Kansas                                                                                              7,021,819
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6% (1.0% OF TOTAL INVESTMENTS)

       5,500    Louisville and Jefferson County Metropolitan Sewer District,        11/07 at 101.00        AAA            5,560,280
                  Kentucky, Sewer and Drainage System Revenue Bonds, Series
                  1997A, 5.250%, 5/15/27 - MBIA Insured

       4,950    Louisville and Jefferson County Metropolitan Sewer District,        11/07 at 101.00        AAA            5,004,005
                  Kentucky, Sewer and Drainage System Revenue Bonds, Series
                  1997B, 5.200%, 5/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,450    Total Kentucky                                                                                           10,564,285
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 13.4% (8.3% OF TOTAL INVESTMENTS)

      13,500    DeSoto Parish, Louisiana, Pollution Control Revenue Refunding        9/09 at 102.00        AAA           14,215,633
                  Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%,
                  9/01/29 - AMBAC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (CONTINUED)

$      7,190    Louisiana Public Facilities Authority, Extended Care Facilities        No Opt. Call        BBB        $   8,625,484
                  Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                  11.000%, 2/01/14

         805    Louisiana Public Facilities Authority, Extended Care Facilities        No Opt. Call      N/R (4)            984,394
                  Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                  11.000%, 2/01/14 (ETM)

       6,650    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA            6,885,676
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA
                  Insured

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:
      20,690      4.500%, 5/01/41 - FGIC Insured (UB)                                5/16 at 100.00        AAA           19,877,297
      10,000      5.000%, 5/01/41 - FGIC Insured (UB)                                5/16 at 100.00        AAA           10,282,400

          28    Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,            5/16 at 100.00        AAA               24,995
                  Residuals 660-1, 5.940%, 5/01/41 - FGIC Insured (IF)

       9,000    Lousiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00        A3             9,071,550
                  Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                Settlement Asset-Backed Bonds, Series 2001B:
       6,000      5.500%, 5/15/30                                                    5/11 at 101.00        BBB            5,995,980
      11,750      5.875%, 5/15/39                                                    5/11 at 101.00        BBB           11,754,230
------------------------------------------------------------------------------------------------------------------------------------
      85,613    Total Louisiana                                                                                          87,717,639
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.4% (0.9% OF TOTAL INVESTMENTS)

       1,750    Massachusetts Health and Educational Facilities Authority,           1/09 at 101.00        AAA            1,784,160
                  Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%,
                  7/01/28 - AMBAC Insured

         375    Massachusetts Housing Finance Agency, Single Family Housing         12/09 at 100.00        AAA              381,761
                  Revenue Bonds, Series 77, 5.950%, 6/01/25 - FSA Insured
                  (Alternative Minimum Tax)

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, Senior Series 1997A:
       2,000      5.125%, 1/01/17 - MBIA Insured                                       1/09 at 100.00        AAA            2,035,36
       5,000      5.000%, 1/01/37 - MBIA Insured                                       1/08 at 101.00        AAA            5,027,50
------------------------------------------------------------------------------------------------------------------------------------
       9,125    Total Massachusetts                                                                                       9,228,781
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.7% (1.0% OF TOTAL INVESTMENTS)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Detroit Medical Center Obligated Group, Series 1998A:
       4,995      5.250%, 8/15/23                                                    8/08 at 101.00        BB-            4,815,430
       3,000      5.250%, 8/15/28                                                    8/08 at 101.00        BB-            2,820,870

       3,275    Michigan State Hospital Finance Authority, Revenue Refunding         2/08 at 100.00        BB-            3,276,146
                  Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                  6.500%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
      11,270    Total Michigan                                                                                           10,912,446
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.3% (0.8% OF TOTAL INVESTMENTS)

       5,000    Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00        AAA            5,260,650
                  Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                  5.250%, 1/01/32 (Pre-refunded 1/01/11) - FGIC Insured

       1,745    Minnesota Housing Finance Agency, Single Family Mortgage             7/09 at 100.00        AA+            1,758,838
                  Revenue Bonds, Series 2000C, 5.550%, 7/01/24 (Alternative
                  Minimum Tax)

       1,575    Minnesota Housing Finance Agency, Single Family Mortgage             1/10 at 100.00        AA+            1,585,285
                  Revenue Bonds, Series 2000J, 5.400%, 1/01/23 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       8,320    Total Minnesota                                                                                           8,604,773
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.9% (0.6% OF TOTAL INVESTMENTS)

      12,005    Kansas City Municipal Assistance Corporation, Missouri,                No Opt. Call        AAA            4,375,462
                  Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 -
                  AMBAC Insured


     |  Nuveen Municipal Advantage Fund, Inc. (continued)
NMA  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (CONTINUED)

$        150    Missouri Housing Development Commission, Single Family Mortgage      9/09 at 102.00        AAA        $     157,541
                  Revenue Bonds, Homeownership Loan Program, Series 2000A-1,
                  7.500%, 3/01/31 (Alternative Minimum Tax)

       1,500    Missouri-Illinois Metropolitan District Bi-State Development        10/13 at 100.00        AAA            1,540,095
                  Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                  Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 -
                  FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,655    Total Missouri                                                                                            6,073,098
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.0% (3.8% OF TOTAL INVESTMENTS)

       7,310    Clark County, Nevada, Limited Tax General Obligation Bank            7/10 at 100.00      AA+ (4)          7,693,044
                  Bonds, Series 2000, 5.500%, 7/01/19 (Pre-refunded 7/01/10)

       7,500    Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,        7/10 at 101.00        AAA            8,056,275
                  Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) - MBIA
                  Insured

       7,910    Director of Nevada State Department of Business and Industry,        1/10 at 100.00        AAA            8,116,609
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.375%, 1/01/40 - AMBAC Insured

      15,000    Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds,      7/17 at 100.00         A            15,272,100
                  Catholic Healthcare West, Series 2007B, 5.250%, 7/01/31 (UB)

         350    Nevada Housing Division, Single Family Mortgage Bonds, Senior        4/08 at 101.00        Aaa              352,797
                  Series 1997C-2, 5.750%, 4/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      38,070    Total Nevada                                                                                             39,490,825
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.8% (2.3% OF TOTAL INVESTMENTS)

      15,000    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            5,043,300
                  System Bonds, Series 2006C, 0.000%, 12/15/30 - FGIC Insured

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
      13,045      5.750%, 6/01/32 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA           13,994,676
       5,050      6.125%, 6/01/42 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            5,585,300
------------------------------------------------------------------------------------------------------------------------------------
      33,095    Total New Jersey                                                                                         24,623,276
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

       7,500    Farmington, New Mexico, Pollution Control Revenue Refunding          4/08 at 100.00        BBB            7,544,925
                  Bonds, Public Service Company of New Mexico - San Juan Project,
                  Series 1997B, 5.800%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.9% (8.0% OF TOTAL INVESTMENTS)

         555    Dormitory Authority of the State of New York, Revenue Bonds,         2/08 at 101.00        AA-              566,827
                  Mental Health Services Facilities Improvements, Series 1997B,
                  5.625%, 2/15/21

       3,655    Dormitory Authority of the State of New York, Revenue Bonds,         5/08 at 101.00      AA- (4)          3,724,518
                  State University Educational Facilities, Series 1997, 5.125%,
                  5/15/27 (Pre-refunded 5/15/08)

         440    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA              420,099
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured

       7,000    Metropolitan Transportation Authority, New York, State Service       7/12 at 100.00        AA-            7,211,540
                  Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

                Nassau County, New York, General Obligation Improvement Bonds,
                Series 2000F:
       3,980      7.000%, 3/01/11 (Pre-refunded 3/01/10) - FSA Insured               3/10 at 100.00        AAA            4,298,997
       4,070      7.000%, 3/01/12 (Pre-refunded 3/01/10) - FSA Insured               3/10 at 100.00        AAA            4,396,211
       3,925      7.000%, 3/01/15 (Pre-refunded 3/01/10) - FSA Insured               3/10 at 100.00        AAA            4,239,589

       4,975    New York City Industrial Development Agency, New York, Special      12/08 at 102.00        BB+            4,517,897
                  Facilities Revenue Bonds, British Airways PLC, Series 1998,
                  5.250%, 12/01/32 (Alternative Minimum Tax)

       3,000    New York City Industrial Development Agency, New York, Special      12/12 at 101.00        BB+            3,255,480
                  Facilities Revenue Bonds, British Airways PLC, Series 2002,
                  7.625%, 12/01/32 (Alternative Minimum Tax)

       9,850    New York City Municipal Water Finance Authority, New York,           6/09 at 101.00        AAA           10,307,533
                  Water and Sewerage System Revenue Bonds, Fiscal Series 2000A,
                  5.750%, 6/15/31 (Pre-refunded 6/15/09) - FGIC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (CONTINUED)

$     10,000    New York City Municipal Water Finance Authority, New York,          12/14 at 100.00        AAA        $  10,304,400
                  Water and Sewerage System Revenue Bonds, Fiscal Series 2005B,
                  5.000%, 6/15/36 - FSA Insured

      10,000    New York City Transitional Finance Authority, New York, Future       5/10 at 101.00        AAA           10,722,700
                  Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                  (Pre-refunded 5/15/10)

       7,435    New York City, New York, General Obligation Bonds, Fiscal            5/10 at 101.00      AA (4)           7,927,494
                  Series 2000A, 5.750%, 5/15/20 (Pre-refunded 5/15/10)

       7,475    New York State Mortgage Agency, Homeowner Mortgage Revenue           4/10 at 100.00        Aa1            7,630,480
                  Bonds, Series 94, 5.800%, 10/01/20 (Alternative Minimum Tax)

       5,000    New York State Urban Development Corporation, Service Contract       1/09 at 101.00        AAA            5,196,150
                  Revenue Bonds, Correctional Facilities, Series 1999C, 6.000%,
                  1/01/29 (Pre-refunded 1/01/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      81,360    Total New York                                                                                           84,719,915
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       1,150    North Carolina Housing Finance Agency, Home Ownership Revenue        7/10 at 100.00        AAA            1,158,269
                  Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                  AMBAC Insured (Alternative Minimum Tax)

       5,210    North Carolina Housing Finance Agency, Home Ownership Revenue        7/09 at 100.00        AA             5,295,392
                  Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29
                  (Alternative Minimum Tax)

       2,125    North Carolina Housing Finance Agency, Home Ownership Revenue        1/10 at 100.00        AA             2,144,359
                  Bonds, 1998 Trust Agreement, Series 8A, 5.950%, 1/01/27
                  (Alternative Minimum Tax)

       4,565    North Carolina Housing Finance Agency, Home Ownership Revenue        1/10 at 100.00        AA             4,622,793
                  Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      13,050    Total North Carolina                                                                                     13,220,813
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       1,790    North Dakota Housing Finance Agency, Home Mortgage Finance           7/08 at 102.00        Aaa            1,815,830
                  Program Bonds, Series 1998B, 5.500%, 7/01/29 - MBIA Insured
                  (Alternative Minimum Tax)

       2,250    Ward County Health Care, North Dakota, Revenue Bonds, Trinity        7/16 at 100.00       BBB+            2,256,075
                  Obligated Group, Series 2006, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       4,040    Total North Dakota                                                                                        4,071,905
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 6.8% (4.2% OF TOTAL INVESTMENTS)

       5,000    Akron, Bath and Copley Joint Township Hospital District, Ohio,      11/09 at 101.00       Baa1            5,081,000
                  Hospital Facilities Revenue Bonds, Summa Health System, Series
                  1998A, 5.375%, 11/15/18

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
         270      5.125%, 6/01/24                                                    6/17 at 100.00        BBB              260,631
       2,700      5.875%, 6/01/30                                                    6/17 at 100.00        BBB            2,666,601
       2,635      5.750%, 6/01/34                                                    6/17 at 100.00        BBB            2,542,775
       5,895      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            5,723,043

       5,150    Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco        6/22 at 100.00        BBB            3,776,186
                  Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                  2007A-3, 0.000%, 6/01/37

       6,000    Cuyahoga County, Ohio, Hospital Revenue Bonds, University            7/09 at 101.00        AAA            6,256,800
                  Hospitals Health System, Series 1999, 5.500%, 1/15/30
                  (Pre-refunded 7/15/09) - AMBAC Insured

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
       7,840      6.750%, 4/01/18 (Pre-refunded 4/01/10)                             4/10 at 101.00       A (4)           8,502,088
       5,000      6.750%, 4/01/22 (Pre-refunded 4/01/10)                             4/10 at 101.00       A (4)           5,422,250

       1,405    Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities         8/10 at 100.00        Aaa            1,456,690
                  Program Residential Mortgage Revenue Bonds, Series 2000D,
                  5.450%, 9/01/31 (Alternative Minimum Tax)

       2,650    Ohio, General Obligation Bonds, Higher Education, Series 2003A,      5/13 at 100.00        AA+            2,773,013
                  5.000%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
      44,545    Total Ohio                                                                                               44,461,077
------------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Municipal Advantage Fund, Inc. (continued)
NMA  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.4% (2.8% OF TOTAL INVESTMENTS)

$     12,000    Oklahoma Development Finance Authority, Revenue Bonds, Saint         2/17 at 100.00        AA-        $  12,012,360
                  John Health System, Series 2007, 5.000%, 2/15/42 (UB)

       2,000    Oklahoma Municipal Power Authority, Power Supply System Revenue      1/17 at 100.00        AAA            1,905,220
                  Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

       2,890    Oklahoma State Industries Authority, Health System Revenue           8/09 at 101.00        AAA            2,999,126
                  Bonds, Integris Baptist Medical Center, Series 1999A, 5.750%,
                  8/15/29 - MBIA Insured

       2,110    Oklahoma State Industries Authority, Health System Revenue           8/09 at 101.00        AAA            2,212,652
                  Bonds, Integris Baptist Medical Center, Series 1999A, 5.750%,
                  8/15/29 (Pre-refunded 8/15/09) - MBIA Insured

      10,000    Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           6/09 at 100.00         B             9,968,900
                  Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                  (Mandatory put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      29,000    Total Oklahoma                                                                                           29,098,258
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)

       3,000    Oregon State Facilities Authority, Revenue Bonds, Willamette        10/17 at 100.00         A             3,030,270
                  University, Series 2007A, 5.000%, 10/01/36
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

       1,610    Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call       BBB-            1,671,550
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                  Minimum Tax)

       1,500    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00        AA+            1,410,240
                  Revenue Bonds, Series 96A, 4.650%, 10/01/31 (Alternative
                  Minimum Tax)

       2,600    Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,           12/14 at 100.00        AAA            2,826,200
                  Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

         920    Washington County Authority, Pennsylvania, Capital Funding             No Opt. Call        AAA              927,148
                  Revenue Bonds, Capital Projects and Equipment Acquisition
                  Program, Series 1999, 6.150%, 12/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,630    Total Pennsylvania                                                                                        6,835,138
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.4% (0.9% OF TOTAL INVESTMENTS)

       5,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/15 at 100.00        AAA            5,227,900
                  Series 2005RR, 5.000%, 7/01/26 - XLCA Insured

       4,000    Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,         7/10 at 100.00        AAA            4,210,760
                  7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,000    Total Puerto Rico                                                                                         9,438,660
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.2% (0.8% OF TOTAL INVESTMENTS)

       1,235    Rhode Island Health and Educational Building Corporation,           11/07 at 102.00        AAA            1,261,392
                  Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                  Series 1996, 5.500%, 5/15/16 - MBIA Insured

       7,000    Rhode Island Housing and Mortgage Finance Corporation,              10/14 at 100.00        AA+            6,781,320
                  Homeownership Opportunity Bond Program, Series 50A, 4.650%,
                  10/01/34
------------------------------------------------------------------------------------------------------------------------------------
       8,235    Total Rhode Island                                                                                        8,042,712
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.2% (2.6% OF TOTAL INVESTMENTS)

      10,000    Greenville County School District, South Carolina, Installment      12/12 at 101.00      AA- (4)         11,216,100
                  Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20
                  (Pre-refunded 12/01/12)

       2,500    Lexington County Health Service District, South Carolina,           11/13 at 100.00      A+ (4)           2,778,475
                  Hospital Revenue Refunding and Improvement Bonds, Series 2003,
                  5.750%, 11/01/28 (Pre-refunded 11/01/13)

       3,000    Myrtle Beach, South Carolina, Hospitality and Accommodation Fee      6/14 at 100.00        AAA            3,059,700
                  Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC Insured

       1,220    Piedmont Municipal Power Agency, South Carolina, Electric              No Opt. Call        AAA              608,451
                  Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 - FGIC Insured

       2,125    South Carolina Public Service Authority, Revenue Refunding           7/13 at 100.00        AAA            2,236,626
                  Bonds, Santee Cooper Electric System, Series 2003A, 5.000%,
                  1/01/21 - AMBAC Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (CONTINUED)

$      7,500    Tobacco Settlement Revenue Management Authority, South               5/11 at 101.00        BBB        $   7,713,300
                  Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                  6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
      26,345    Total South Carolina                                                                                     27,612,652
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,945    South Dakota Health and Educational Facilities Authority,            5/17 at 100.00        AA-            2,952,068
                  Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 5.6% (3.5% OF TOTAL INVESTMENTS)

       6,000    Knox County Health, Educational and Housing Facilities Board,        4/12 at 101.00        Ba2            6,116,700
                  Tennessee, Hospital Revenue Bonds, Baptist Health System of
                  East Tennessee Inc., Series 2002, 6.500%, 4/15/31

      20,415    Knox County Health, Educational and Housing Facilities Board,         1/13 at 75.87        AAA           12,338,418
                  Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                  Series 2002A, 0.000%, 1/01/18 - FSA Insured

      14,385    Metropolitan Government of Nashville-Davidson County Health and     11/09 at 101.00        AAA           15,186,962
                  Educational Facilities Board, Tennessee, Revenue Bonds,
                  Ascension Health Credit Group, Series 1999A, 5.875%, 11/15/28
                  (Pre-refunded 11/15/09) - AMBAC Insured

       1,750    Metropolitan Government of Nashville-Davidson County,                5/11 at 100.00        AA             1,793,260
                  Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%,
                  5/15/26

       1,500    Sumner County Health, Educational, and Housing Facilities           11/17 at 100.00        N/R            1,504,920
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007, 5.500%, 11/01/46
------------------------------------------------------------------------------------------------------------------------------------
      44,050    Total Tennessee                                                                                          36,940,260
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.9% (10.5% OF TOTAL INVESTMENTS)

      11,810    Brazos River Authority, Texas, Pollution Control Revenue               No Opt. Call       Caa1           11,670,170
                  Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%,
                  5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)

       6,000    Brazos River Authority, Texas, Revenue Refunding Bonds, Houston        No Opt. Call        AAA            6,404,700
                  Lighting and Power Company, Series 1998, 5.050%, 11/01/18 -
                  AMBAC Insured (Alternative Minimum Tax)

      10,000    Central Texas Regional Mobility Authority, Travis and                1/15 at 100.00        AAA           10,146,700
                  Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                  5.000%, 1/01/45 - FGIC Insured

       4,250    Ennis Independent School District, Ellis County, Texas, General       8/16 at 60.73        Aaa            1,667,913
                  Obligation Bonds, Series 2006, 0.000%, 8/15/26

       8,400    Gulf Coast Waste Disposal Authority, Texas, Waste Disposal           4/09 at 101.00        BBB            8,408,568
                  Revenue Bonds, Valero Energy Corporation, Series 1999, 5.700%,
                  4/01/32 (Alternative Minimum Tax)

       5,000    Harris County Health Facilities Development Corporation, Texas,     11/13 at 100.00        AAA            5,118,850
                  Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                  5.000%, 11/15/30 - MBIA Insured

       1,540    Houston Community College, Texas, Limited Tax General                2/13 at 100.00        AAA            1,580,517
                  Obligation Bonds, Series 2003, 5.000%, 2/15/28 - AMBAC Insured

       3,460    Houston Community College, Texas, Limited Tax General                2/13 at 100.00        AAA            3,697,218
                  Obligation Bonds, Series 2003, 5.000%, 2/15/28 (Pre-refunded
                  2/15/13) - AMBAC Insured

      13,110    Houston, Texas, Subordinate Lien Airport System Revenue Bonds,       7/10 at 100.00        AAA           13,796,964
                  Series 2000B, 5.500%, 7/01/30 (Pre-refunded 7/01/10) - FSA
                  Insured

                Houston, Texas, Water Conveyance System Contract, Certificates
                of Participation, Series 1993A-J:
       5,490      6.800%, 12/15/10 - AMBAC Insured                                     No Opt. Call        AAA            6,016,217
       2,000      6.800%, 12/15/11 - AMBAC Insured                                     No Opt. Call        AAA            2,244,600

       9,345    Leander Independent School District, Williamson and Travis            8/15 at 35.34        AAA            2,229,250
                  Counties, Texas, General Obligation Bonds, Series 2005, 0.000%,
                  8/15/34 - FGIC Insured

      16,305    Matagorda County Navigation District 1, Texas, Revenue Bonds,        5/09 at 101.00       BBB-           16,589,031
                  Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative
                  Minimum Tax)

       3,425    Sabine River Authority, Texas, Pollution Control Revenue               No Opt. Call       Caa1            3,374,653
                  Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%,
                  5/01/22 (Mandatory put 11/01/11)


     |  Nuveen Municipal Advantage Fund, Inc. (continued)
NMA  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (CONTINUED)

$      4,700    Sam Rayburn Municipal Power Agency, Texas, Power Supply System      10/12 at 100.00       Baa2        $   4,888,893
                  Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21

       4,000    Texas, General Obligation Bonds, Water Financial Assistance,         8/09 at 100.00        Aa1            4,102,880
                  State Participation Program, Series 1999C, 5.500%, 8/01/35

       6,840    Travis County Health Facilities Development Corporation, Texas,     11/09 at 101.00        AAA            7,225,434
                  Revenue Bonds, Ascension Health Credit Group, Series 1999A,
                  5.875%, 11/15/24 (Pre-refunded 11/15/09) - AMBAC Insured

         245    Wood Glen Housing Finance Corporation, Texas, FHA-Insured            1/08 at 100.00        AAA              245,806
                  Section 8 Assisted Mortgage Revenue Bonds, Copperwood I
                  Project, Series 1990A, 7.625%, 1/01/10 - MBIA Insured (ETM)

       3,000    Wylie Independent School District, Taylor County, Texas,              8/15 at 74.57        AAA            1,550,850
                  General Obligation Bonds, Series 2005, 0.000%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
     118,920    Total Texas                                                                                             110,959,214
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)

       2,855    Tobacco Settlement Financing Corporation of Virginia, Tobacco        6/17 at 100.00        BBB            1,905,570
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 14.5% (9.1% OF TOTAL INVESTMENTS)

       8,810    Chelan County Public Utility District 1, Washington, Hydro           7/11 at 101.00        AAA            9,281,159
                  Consolidated System Revenue Bonds, Series 2001A, 5.600%,
                  1/01/36 - MBIA Insured (Alternative Minimum Tax)

       5,665    Chelan County Public Utility District 1, Washington, Hydro           7/12 at 100.00        AAA            5,742,441
                  Consolidated System Revenue Bonds, Series 2002B, 5.250%,
                  7/01/37 - AMBAC Insured (Alternative Minimum Tax)

      10,730    Chelan County Public Utility District 1, Washington, Hydro           7/11 at 101.00        AAA           11,335,709
                  Consolidated System Revenue Refunding Bonds, Series 2001C,
                  5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)

      10,730    Pierce County School District 320, Sumner, Washington,              12/10 at 100.00        Aaa           11,606,212
                  Unlimited Tax General Obligation Bonds, Series 2000, 6.250%,
                  12/01/17 (Pre-refunded 12/01/10) - FSA Insured

      10,550    Port of Seattle, Washington, Limited Tax General Obligation         12/10 at 100.00        AAA           11,010,086
                  Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

       5,315    Port of Seattle, Washington, Revenue Bonds, Series 2000B,              No Opt. Call        AAA            5,578,571
                  6.000%, 2/01/10 - MBIA Insured (Alternative Minimum Tax)

      19,475    Port of Seattle, Washington, Special Facility Revenue Bonds,         3/10 at 101.00        AAA           20,769,305
                  Terminal 18, Series 1999A, 6.000%, 9/01/29 (Pre-refunded
                  3/01/10) - MBIA Insured

       5,000    Port of Seattle, Washington, Special Facility Revenue Bonds,         3/10 at 101.00        AAA            5,248,250
                  Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA Insured
                  (Alternative Minimum Tax)

       8,750    Washington Public Power Supply System, Revenue Refunding Bonds,      7/08 at 102.00        Aaa            8,987,300
                  Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

       5,000    Washington State Healthcare Facilities Authority, Revenue           12/09 at 101.00        AAA            5,236,750
                  Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                  (Pre-refunded 12/01/09) - MBIA Insured

       1,270    Washington State, Motor Vehicle Fuel Tax General Obligation            No Opt. Call        AAA              580,073
                  Bonds, Series 2003F, 0.000%, 12/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      91,295    Total Washington                                                                                         95,375,856
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       5,000    Mason County, West Virginia, Pollution Control Revenue Bonds,       10/11 at 100.00        BBB            5,049,650
                  Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.1% (1.9% OF TOTAL INVESTMENTS)

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
$      1,100      6.000%, 6/01/17                                                    6/12 at 100.00        BBB       $    1,127,544
       6,635      6.125%, 6/01/27                                                    6/12 at 100.00        BBB            6,861,585

       1,685    Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,      11/14 at 100.00        Aaa            1,828,191
                  5.000%, 11/01/29 (Pre-refunded 11/01/14) - FSA Insured

         565    Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,      11/14 at 100.00        Aaa              585,063
                  5.000%, 11/01/29 - FSA Insured

       5,000    Madison, Wisconsin, Industrial Development Revenue Refunding         4/12 at 100.00        AA-            5,224,150
                  Bonds, Madison Gas and Electric Company Projects, Series
                  2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

       3,000    Southeast Wisconsin Professional Baseball Park District, Sales         No Opt. Call        AAA            3,384,120
                  Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 -
                  MBIA Insured

       1,210    Wisconsin Housing and Economic Development Authority, Home           3/10 at 100.00        AA             1,229,928
                  Ownership Revenue Bonds, Series 2000B, 5.750%, 3/01/22
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      19,195    Total Wisconsin                                                                                          20,240,581
------------------------------------------------------------------------------------------------------------------------------------
$  1,170,648    Total Long-Term Investments (cost $999,708,578) - 159.9%                                              1,050,393,476
============------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4% (0.2% OF TOTAL INVESTMENTS)

$      2,500    California Statewide Community Development Authority,                                     A-1+            2,500,000
                  Certificates of Participation, John Muir/Mt. Diablo Health
                  System, Variable Rate Demand Obligations, Series 1997, 3.550%,
                  8/15/27 - AMBAC Insured (5)
============------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $2,500,000)                                                            2,500,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,002,208,578) - 160.3%                                                      1,052,893,476
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (8.2)%                                                                      (54,048,333)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     15,961,251
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.5)%                                                       (358,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  656,806,394
                ====================================================================================================================


      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Municipal Market Opportunity Fund, Inc.
NMO  |  Portfolio of INVESTMENTS

                                          October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.6% (0.4% OF TOTAL INVESTMENTS)

                Henry County Water Authority, Alabama, Water Revenue Bonds,
                Series 2006:
$      1,935      5.000%, 1/01/36 - RAAI Insured                                     1/16 at 100.00        AA        $    1,865,495
       2,485      5.000%, 1/01/41 - RAAI Insured                                     1/16 at 100.00        AA             2,379,064
------------------------------------------------------------------------------------------------------------------------------------
       4,420    Total Alabama                                                                                             4,244,559
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.5% (0.2% OF TOTAL INVESTMENTS)

                Alaska Housing Finance Corporation, General Housing Purpose
                Bonds, Series 2005A:
       1,125      5.250%, 12/01/34 - FGIC Insured                                   12/14 at 100.00        AAA            1,176,694
       1,275      5.250%, 12/01/41 - FGIC Insured                                   12/14 at 100.00        AAA            1,324,177
------------------------------------------------------------------------------------------------------------------------------------
       2,400    Total Alaska                                                                                              2,500,871
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)

       5,000    Arkansas Development Finance Authority, Hospital Revenue Bonds,      2/10 at 100.00      BBB (4)          5,367,800
                  Washington Regional Medical Center, Series 2000, 7.000%,
                  2/01/15 (Pre-refunded 2/01/10)

       3,480    Cabot School District 4, Lonoke County, Arkansas, General            8/08 at 100.00        Aaa            3,504,464
                  Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/27 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,480    Total Arkansas                                                                                            8,872,264
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.1% (7.5% OF TOTAL INVESTMENTS)

       1,350    Antelope Valley Union High School District, Los Angeles County,        No Opt. Call        AAA              483,206
                  California, General Obligation Bonds, Series 2004B, 0.000%,
                  8/01/29 - MBIA Insured

       7,800    California County Tobacco Securitization Agency, Tobacco            12/18 at 100.00       Baa3            6,014,112
                  Settlement Asset-Backed Bonds, Los Angeles County
                  Securitization Corporation, Series 2006A, 0.000%, 6/01/36
                  (Mandatory put 6/01/11)

       1,000    California Department of Water Resources, Power Supply Revenue       5/12 at 101.00        Aaa            1,104,340
                  Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded 5/01/12)

       1,350    California Educational Facilities Authority, Revenue Refunding         No Opt. Call        Aaa              287,051
                  Bonds, Loyola Marymount University, Series 2001A, 0.000%,
                  10/01/39 - MBIA Insured

       4,295    California Health Facilities Financing Authority, Health             3/13 at 100.00         A             4,305,652
                  Facility Revenue Bonds, Adventist Health System/West, Series
                  2003A, 5.000%, 3/01/33

       9,000    California Health Facilities Financing Authority, Revenue            3/16 at 100.00        A+             9,117,540
                  Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

      25,000    California, General Obligation Bonds, Series 2005, 4.750%,           3/16 at 100.00        AAA           25,075,500
                  3/01/35 - MBIA Insured (UB)

      10,445    Castaic Lake Water Agency, California, Revenue Certificates of         No Opt. Call        AAA            3,738,579
                  Participation, Water System Improvement Project, Series 1999,
                  0.000%, 8/01/29 - AMBAC Insured

       8,365    Cupertino Union School District, Santa Clara County,                  8/13 at 52.66        AAA            3,301,666
                  California, General Obligation Bonds, Series 2003B, 0.000%,
                  8/01/26 - FGIC Insured

       5,000    Golden State Tobacco Securitization Corporation, California,         6/13 at 100.00        AAA            5,352,350
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B,
                  5.000%, 6/01/38 (Pre-refunded 6/01/13) - AMBAC Insured

       1,000    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00        BBB              879,680
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                  5.125%, 6/01/47

       3,500    Golden State Tobacco Securitization Corporation, California,           No Opt. Call        AAA            1,428,735
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  0.000%, 6/01/26 - FSA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (CONTINUED)

$      1,500    Lincoln Unified School District, Placer County, California,            No Opt. Call        AAA       $      621,900
                  Community Facilities District 1, Special Tax Bonds, Series
                  2005, 0.000%, 9/01/26 - AMBAC Insured

         490    Los Angeles Department of Water and Power, California, Electric      4/08 at 100.00      AA- (4)            490,402
                  Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)

         995    Los Angeles Department of Water and Power, California, Electric      2/08 at 100.00      AA- (4)            996,204
                  Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)

       1,000    Pajaro Valley Unified School District, Santa Cruz County,              No Opt. Call        AAA              357,930
                  California, General Obligation Bonds, Series 2005B, 0.000%,
                  8/01/29 - FSA Insured

       8,040    Placentia-Yorba Linda Unified School District, Orange County,          No Opt. Call        AAA            2,196,046
                  California, Certificates of Participation, Series 2006, 0.000%,
                  10/01/34 - FGIC Insured

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
       5,000      5.650%, 1/15/17 - MBIA Insured                                     1/14 at 102.00        AAA            5,548,900
      26,000      0.000%, 1/15/35 - MBIA Insured                                       No Opt. Call        AAA            7,022,080

       5,000    San Jose-Evergreen Community College District, Santa Clara           9/15 at 100.00        AAA            1,704,750
                  County, California, General Obligation Bonds, Series 2005A,
                  0.000%, 9/01/28 - MBIA Insured

       4,825    Santa Monica Community College District, Los Angeles County,           No Opt. Call        AAA            2,011,639
                  California, General Obligation Bonds, Series 2005C, 0.000%,
                  8/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     130,955    Total California                                                                                         82,038,262
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.9% (3.6% OF TOTAL INVESTMENTS)

       1,085    Arkansas River Power Authority, Colorado, Power Revenue Bonds,      10/16 at 100.00        AAA            1,134,856
                  Series 2006, 5.250%, 10/01/40 - XLCA Insured

       3,000    Broomfield, Colorado, Master Facilities Lease Purchase              12/09 at 100.00        Aaa            3,116,010
                  Agreement, Certificates of Participation, Series 1999, 5.750%,
                  12/01/24 - AMBAC Insured

       6,285    Broomfield, Colorado, Sales and Use Tax Revenue Refunding and       12/12 at 100.00        Aaa            6,741,417
                  Improvement Bonds, Series 2002A, 5.500%, 12/01/22 - AMBAC
                  Insured

      11,465    Denver City and County, Colorado, Airport System Revenue            11/10 at 100.00        AAA           12,069,549
                  Refunding Bonds, Series 2000A, 6.000%, 11/15/18 - AMBAC Insured
                  (Alternative Minimum Tax)

       7,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        No Opt. Call        AAA            2,343,670
                  Series 2000B, 0.000%, 9/01/30 - MBIA Insured

      20,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,       9/10 at 31.42        AAA            5,663,800
                  Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA
                  Insured

                E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,
                Series 2004B:
       3,800      0.000%, 9/01/27 - MBIA Insured                                      9/20 at 67.94        AAA            1,383,504
      13,300      0.000%, 9/01/31 - MBIA Insured                                      9/20 at 53.77        AAA            3,794,756
       6,250      0.000%, 9/01/32 - MBIA Insured                                      9/20 at 50.83        AAA            1,683,313
       8,000      0.000%, 3/01/36 - MBIA Insured                                       No Opt. Call        AAA            1,762,080
------------------------------------------------------------------------------------------------------------------------------------
      80,185    Total Colorado                                                                                           39,692,955
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.0% (1.2% OF TOTAL INVESTMENTS)

       3,420    Washington Convention Center Authority, District of Columbia,       10/08 at 100.00        AAA            3,460,459
                  Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%,
                  10/01/28 (Pre-refunded 10/01/08) - AMBAC Insured

      10,000    Washington Convention Center Authority, District of Columbia,       10/16 at 100.00        AAA            9,741,400
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%,
                  10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,420    Total District of Columbia                                                                               13,201,859
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.9% (0.6% OF TOTAL INVESTMENTS)

       6,965    Florida Housing Finance Corporation, Homeowner Mortgage Revenue      1/17 at 100.00        AA+            6,103,708
                  Bonds, RITES Series 1515, 6.735%, 7/01/32 (Alternative Minimum
                  Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------------


     |   Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO  |   Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 4.6% (2.8% OF TOTAL INVESTMENTS)

$     15,000    Atlanta, Georgia, Airport General Revenue Refunding Bonds,           1/10 at 101.00        AAA       $   15,814,350
                  Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC
                  Insured

      14,330    Fulton County Facilities Corporation, Georgia, Certificates of      11/10 at 101.00        AAA           15,178,193
                  Participation, Public Purpose Project, Series 1999, 5.500%,
                  11/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,330    Total Georgia                                                                                            30,992,543
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.2% (8.2% OF TOTAL INVESTMENTS)

       4,595    Bolingbrook, Illinois, General Obligation Refunding Bonds,             No Opt. Call        AAA            1,450,044
                  Series 2002B, 0.000%, 1/01/32 - FGIC Insured

       4,600    Chicago Board of Education, Illinois, Unlimited Tax General            No Opt. Call        AAA            2,586,304
                  Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%,
                  12/01/20 - FGIC Insured

       4,000    Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,       7/13 at 100.00        AAA            4,101,840
                  5.000%, 1/01/33 - AMBAC Insured

       2,300    Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,             No Opt. Call        AAA            2,507,253
                  Series 1993, 5.375%, 1/01/14 - AMBAC Insured

       5,250    Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B,      1/09 at 101.00        AAA            5,330,220
                  5.000%, 1/01/28 - MBIA Insured

      10,000    Illinois Finance Authority, Illinois, Northwestern University,       2/15 at 100.00        Aaa           10,243,400
                  Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)

      38,645    Illinois, General Obligation Bonds, Illinois FIRST Program,          4/10 at 100.00        AAA           39,988,682
                  Series 2000, 5.500%, 4/01/25 - MBIA Insured

                Lake and McHenry Counties Community Unit School District 118,
                Wauconda, Illinois, General Obligation Bonds, Series 2005B:
      10,230      0.000%, 1/01/22 - FSA Insured                                       1/15 at 70.63        Aaa            5,125,025
       6,780      0.000%, 1/01/24 - FSA Insured                                       1/15 at 63.44        Aaa            3,023,541

       1,975    Lake County Community High School District 127, Grayslake,             No Opt. Call        AAA            2,470,449
                  Illinois, General Obligation Bonds, Series 2002A, 9.000%,
                  2/01/13 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
       3,250      0.000%, 6/15/25 - MBIA Insured                                     6/22 at 101.00        AAA            2,198,918
       3,270      5.000%, 12/15/28 - MBIA Insured                                    6/12 at 101.00        AAA            3,362,508
       3,700      0.000%, 6/15/30 - MBIA Insured                                       No Opt. Call        AAA            1,270,876
       3,280      0.000%, 6/15/37 - MBIA Insured                                       No Opt. Call        AAA              793,202
      11,715      0.000%, 12/15/38 - MBIA Insured                                      No Opt. Call        AAA            2,636,461
       9,170      0.000%, 6/15/39 - MBIA Insured                                       No Opt. Call        AAA            2,008,689
------------------------------------------------------------------------------------------------------------------------------------
     122,760    Total Illinois                                                                                           89,097,412
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.0% (0.6% OF TOTAL INVESTMENTS)

       4,695    Indiana Educational Facilities Authority, Revenue Bonds, Butler      2/11 at 100.00        AAA            4,905,852
                  University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

       2,000    Petersburg, Indiana, Pollution Control Revenue Refunding Bonds,      8/11 at 102.00       Baa1            2,041,760
                  Indianapolis Power and Light Company, Series 1991, 5.750%,
                  8/01/21
------------------------------------------------------------------------------------------------------------------------------------
       6,695    Total Indiana                                                                                             6,947,612
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,500    Kansas Development Finance Authority, Water Pollution Control       11/12 at 100.00        AAA            2,688,350
                  Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%, 11/01/21

         500    Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical      4/16 at 100.00        A1               471,990
                  Center, Series 2006, 4.625%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,000    Total Kansas                                                                                              3,160,340
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7% (1.0% OF TOTAL INVESTMENTS)

                Jefferson County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2000A:
$      3,045      5.250%, 7/01/17 (Pre-refunded 1/01/10) - FSA Insured               1/10 at 101.00        AAA       $    3,188,237
       7,490      5.250%, 7/01/20 (Pre-refunded 1/01/10) - FSA Insured               1/10 at 101.00        AAA            7,842,330
------------------------------------------------------------------------------------------------------------------------------------
      10,535    Total Kentucky                                                                                           11,030,567
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.7% (1.0% OF TOTAL INVESTMENTS)

       7,415    Louisiana Local Government Environmental Facilities and             12/12 at 100.00        AAA            7,569,677
                  Community Development Authority, Revenue Bonds, Baton Rouge
                  Community College Facilities Corporation, Series 2002, 5.000%,
                  12/01/32 - MBIA Insured

       3,350    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA            3,468,724
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/33 - MBIA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,765    Total Louisiana                                                                                          11,038,401
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.0% (0.6% OF TOTAL INVESTMENTS)

       4,410    Maryland Community Development Administration, Department of         3/17 at 100.00        Aa2            4,228,617
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)

       2,500    Maryland Department of Transportation, Consolidated                    No Opt. Call        AAA            2,798,975
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16
------------------------------------------------------------------------------------------------------------------------------------
       6,910    Total Maryland                                                                                            7,027,592
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.6% (2.3% OF TOTAL INVESTMENTS)

         440    Massachusetts Bay Transportation Authority, Assessment Bonds,        7/10 at 100.00        AAA              454,432
                  Series 2000A, 5.250%, 7/01/30

                Massachusetts Bay Transportation Authority, Assessment Bonds,
                Series 2000A:
       4,150      5.250%, 7/01/30 (Pre-refunded 7/01/10)                             7/10 at 100.00        AAA            4,342,311
         660      5.250%, 7/01/30 (Pre-refunded 7/01/10)                             7/10 at 100.00      Aa1 (4)            690,584

       8,315    Massachusetts Turnpike Authority, Metropolitan Highway System        1/08 at 101.00        AAA            8,360,733
                  Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                  Insured

      10,000    Massachusetts Water Resources Authority, General Revenue Bonds,      8/10 at 101.00        AAA           10,692,200
                  Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10) - FGIC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,565    Total Massachusetts                                                                                      24,540,260
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.1% (0.7% OF TOTAL INVESTMENTS)

       5,000    Detroit Water Supply System, Michigan, Water Supply System           7/16 at 100.00        AAA            4,956,100
                  Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured

       2,090    Grand Rapids Building Authority, Kent County, Michigan, Limited      8/10 at 100.00        AAA            2,189,526
                  Tax General Obligation Bonds, Series 2000, 5.375%, 8/01/17 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,090    Total Michigan                                                                                            7,145,626
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 7.8% (4.9% OF TOTAL INVESTMENTS)

         930    Minnesota Agricultural and Economic Development Board,              11/10 at 101.00         A               981,011
                  Healthcare System Revenue Bonds, Fairview Hospital and
                  Healthcare Services, Series 2000A, 6.375%, 11/15/29

      29,070    Minnesota Agricultural and Economic Development Board,              11/10 at 101.00       A (4)          31,760,427
                  Healthcare System Revenue Bonds, Fairview Hospital and
                  Healthcare Services, Series 2000A, 6.375%, 11/15/29
                  (Pre-refunded 11/15/10)

       2,205    Minnesota Housing Finance Agency, Single Family Remarketed           1/11 at 101.00        AA+            2,227,601
                  Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative
                  Minimum Tax)

      13,675    Minnesota, General Obligation Bonds, Series 2000, 5.125%,           11/10 at 100.00        AAA           14,302,683
                  11/01/16

       3,030    St. Paul Housing and Redevelopment Authority, Minnesota, Sales      11/15 at 103.00        AAA            3,659,483
                  Tax Revenue Refunding Bonds, Civic Center Project, Series 1996,
                  7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      48,910    Total Minnesota                                                                                          52,931,205
------------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Municipal Market Opportunity Fund, Inc. (continued) NMO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.0% (0.7% OF TOTAL INVESTMENTS)

$      5,900    Mississippi Business Finance Corporation, Pollution Control          4/08 at 100.00       BBB-       $    5,966,729
                  Revenue Refunding Bonds, System Energy Resources Inc. Project,
                  Series 1998, 5.875%, 4/01/22

       1,080    Mississippi Home Corporation, GNMA Mortgage-Backed Securities        1/08 at 105.00        Aaa            1,107,562
                  Program Single Family Mortgage Revenue Bonds, Series 1997D-5,
                  6.750%, 7/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,980    Total Mississippi                                                                                         7,074,291
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)

                Kansas City Municipal Assistance Corporation, Missouri,
                Leasehold Revenue Bonds, Series 2004B-1:
       7,000      0.000%, 4/15/27 - AMBAC Insured                                      No Opt. Call        AAA            2,829,750
       5,000      0.000%, 4/15/31 - AMBAC Insured                                      No Opt. Call        AAA            1,643,550
------------------------------------------------------------------------------------------------------------------------------------
      12,000    Total Missouri                                                                                            4,473,300
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       3,900    Omaha Convention Hotel Corporation, Nebraska, Convention Center      2/17 at 100.00        AAA            4,102,956
                  Revenue Bonds, Series 2007, 7.567%, 2/01/35 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.3% (3.9% OF TOTAL INVESTMENTS)

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier,
                Series 2000:
       6,125      0.000%, 1/01/17 - AMBAC Insured                                      No Opt. Call        AAA            4,117,348
       8,500      0.000%, 1/01/26 - AMBAC Insured                                      No Opt. Call        AAA            3,597,115
       5,685      0.000%, 1/01/27 - AMBAC Insured                                      No Opt. Call        AAA            2,281,788
      21,000      5.375%, 1/01/40 - AMBAC Insured                                    1/10 at 100.00        AAA           21,548,520

      10,000    Reno, Nevada, Health Facilities, Revenue Bonds, Catholic             7/17 at 100.00         A            10,196,800
                  Healthcare West, Series 2007A, 5.250%, 7/01/31 (UB)

       2,135    Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B,        6/15 at 33.61        AAA              455,460
                  0.000%, 6/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      53,445    Total Nevada                                                                                             42,197,031
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.7% (4.1% OF TOTAL INVESTMENTS)

      18,000    New Jersey Transportation Trust Fund Authority, Transportation       6/10 at 100.00        AAA           19,044,900
                  System Bonds, Series 2000B, 5.750%, 6/15/17 (Pre-refunded
                  6/15/10)

      35,000    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            9,617,300
                  System Bonds, Series 2006C, 0.000%, 12/15/34 - FSA Insured

       5,000    New Jersey Turnpike Authority, Revenue Bonds, Growth and Income      1/17 at 100.00        AAA            3,606,700
                  Securities, Series 2004B, 0.000%, 1/01/35 - AMBAC Insured

       3,000    Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue            No Opt. Call        Aaa            1,319,310
                  Bonds, Series 2005A, 0.000%, 9/01/25 - MBIA Insured

       3,525    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/12 at 100.00        AAA            3,898,650
                  Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42
                  (Pre-refunded 6/01/12)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
       2,100      6.375%, 6/01/32 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA            2,386,041
       2,925      6.750%, 6/01/39 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA            3,386,360

       2,000    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/17 at 100.00        BBB            1,716,160
                  Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41
------------------------------------------------------------------------------------------------------------------------------------
      71,550    Total New Jersey                                                                                         44,975,421
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.8% (1.2% OF TOTAL INVESTMENTS)

       5,925    New Mexico Hospital Equipment Loan Council, Hospital Revenue         8/11 at 101.00      AA- (4)          6,377,848
                  Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%,
                  8/01/21 (Pre-refunded 8/01/11)

       5,675    University of New Mexico, Revenue Refunding Bonds, Series              No Opt. Call        AA             6,052,671
                  1992A, 6.250%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
      11,600    Total New Mexico                                                                                         12,430,519
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.3% (6.4% OF TOTAL INVESTMENTS)

$         50    Dormitory Authority of the State of New York, Improvement            2/09 at 100.00        AA-       $       51,072
                  Revenue Bonds, Mental Health Services Facilities, Series 1997A,
                  5.750%, 2/15/27

       3,000    Long Island Power Authority, New York, Electric System General       6/16 at 100.00        A-             3,080,970
                  Revenue Bonds, Series 2006B, 5.000%, 12/01/35

       6,750    Nassau County Tobacco Settlement Corporation, New York, Tobacco      7/09 at 101.00        AAA            7,139,745
                  Settlement Asset-Backed Bonds, Series 1999A, 6.400%, 7/15/33
                  (Pre-refunded 7/15/09)

      17,870    New York City Transitional Finance Authority, New York, Future       8/09 at 101.00        AAA           18,764,930
                  Tax Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                  (Pre-refunded 8/15/09)

           5    New York City, New York, General Obligation Bonds, Fiscal            8/09 at 100.00        AA                 5,060

                Series 1997H, 6.125%, 8/01/25 New York City, New York, General
                Obligation Bonds, Fiscal Series 2002G:
       1,000      5.000%, 8/01/17                                                    8/12 at 100.00        AA             1,038,990
       6,530      5.750%, 8/01/18                                                    8/12 at 100.00        AA             7,045,805

       5,000    New York City, New York, General Obligation Bonds, Fiscal            8/12 at 100.00        AA             5,444,700
                  Series 2003A, 5.750%, 8/01/16

      10,000    Port Authority of New York and New Jersey, Special Project          12/07 at 102.00        AAA           10,213,800
                  Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                  5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)

       7,805    Power Authority of the State of New York, General Revenue           11/12 at 100.00      Aa2 (4)          8,354,472
                  Bonds, Series 2002A, 5.000%, 11/15/21 (Pre-refunded 11/15/12)

       8,000    TSASC Inc., New York, Tobacco Flexible Amortization Bonds,           7/09 at 101.00        AAA            8,442,240
                  Series 1999-1, 6.250%, 7/15/34 (Mandatory put 7/15/24)
                  (Pre-refunded 7/15/09)
------------------------------------------------------------------------------------------------------------------------------------
      66,010    Total New York                                                                                           69,581,784
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.0% (1.3% OF TOTAL INVESTMENTS)

       1,900    Charlotte-Mecklenburg Hospital Authority, North Carolina,            1/15 at 100.00      AA- (4)          2,051,753
                  Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                  System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

       4,000    North Carolina Medical Care Commission, Health System Revenue       10/17 at 100.00        AA             3,796,440
                  Bonds, Mission St. Joseph's Health System, Series 2007, 4.500%,
                  10/01/31

       7,500    North Carolina Municipal Power Agency 1, Catawba Electric            1/13 at 100.00        AAA            7,963,875
                  Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,400    Total North Carolina                                                                                     13,812,068
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 4.3% (2.7% OF TOTAL INVESTMENTS)

      23,035    Fargo, North Dakota, Health System Revenue Bonds, MeritCare          6/10 at 101.00        AAA           24,124,323
                  Obligated Group, Series 2000A, 5.625%, 6/01/31 - FSA Insured

                North Dakota Water Commission, Water Development and Management
                Program Bonds, Series 2000A:
       2,230      5.700%, 8/01/18 (Pre-refunded 8/01/10) - MBIA Insured              8/10 at 100.00        AAA            2,361,748
       2,450      5.750%, 8/01/19 (Pre-refunded 8/01/10) - MBIA Insured              8/10 at 100.00        AAA            2,597,931
------------------------------------------------------------------------------------------------------------------------------------
      27,715    Total North Dakota                                                                                       29,084,002
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.8% (3.0% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
         125      5.125%, 6/01/24                                                    6/17 at 100.00        BBB              120,663
       1,250      5.875%, 6/01/30                                                    6/17 at 100.00        BBB            1,234,538
       1,215      5.750%, 6/01/34                                                    6/17 at 100.00        BBB            1,172,475
       2,750      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            2,669,783

      10,000    Columbus City School District, Franklin County, Ohio, General       12/16 at 100.00        AAA            9,460,600
                  Obligation Bonds, Series 2006, 4.250%, 12/01/32 - FSA
                  Insured (UB)

      16,140    Montgomery County, Ohio, Hospital Facilities Revenue Bonds,            No Opt. Call         A            17,495,437
                  Kettering Medical Center, Series 1999, 6.300%, 4/01/12
------------------------------------------------------------------------------------------------------------------------------------
      31,480    Total Ohio                                                                                               32,153,496
------------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Municipal Market Opportunity Fund, Inc. (continued) NMO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.0% (0.0% OF TOTAL INVESTMENTS)

$        300    Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           6/09 at 100.00         B        $      300,153
                  Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                  (Mandatory put 12/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.4% (1.5% OF TOTAL INVESTMENTS)

       5,000    Oregon Health Sciences University, Revenue Bonds, Series 2002A,      1/13 at 100.00        AAA            5,298,450
                  5.250%, 7/01/22 - MBIA Insured

                Portland, Oregon, Water System Revenue Bonds, Series 2000A:
       6,780      5.375%, 8/01/18 (Pre-refunded 8/01/10)                             8/10 at 100.00      Aa1 (4)          7,123,271
       3,880      5.500%, 8/01/20 (Pre-refunded 8/01/10)                             8/10 at 100.00      Aa1 (4)          4,089,054
------------------------------------------------------------------------------------------------------------------------------------
      15,660    Total Oregon                                                                                             16,510,775
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.9% (2.4% OF TOTAL INVESTMENTS)

       5,000    Delaware County Industrial Development Authority, Pennsylvania,      1/08 at 102.00        BB+            5,109,550
                  Resource Recovery Revenue Refunding Bonds, Series 1997A,
                  6.200%, 7/01/19

       5,000    Pennsylvania Higher Education Assistance Agency, Capital            12/10 at 100.00        Aaa            5,358,050
                  Acquisition Revenue Bonds, Series 2000, 5.875%, 12/15/30
                  (Pre-refunded 12/15/10) - MBIA Insured

      15,050    Pennsylvania, General Obligation Bonds, Second Series 2001,          9/11 at 101.00        AA            15,946,830
                  5.000%, 9/15/14
------------------------------------------------------------------------------------------------------------------------------------
      25,050    Total Pennsylvania                                                                                       26,414,430
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.9% (1.8% OF TOTAL INVESTMENTS)

      12,500    Puerto Rico Housing Finance Authority, Capital Fund Program            No Opt. Call        AA            12,522,625
                  Revenue Bonds, Series 2003, 4.500%, 12/01/23

       7,265    Puerto Rico, The Children's Trust Fund, Tobacco Settlement           5/12 at 100.00        BBB            7,264,782
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
      19,765    Total Puerto Rico                                                                                        19,787,407
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.6% (4.7% OF TOTAL INVESTMENTS)

      24,730    Greenville County School District, South Carolina, Installment      12/12 at 101.00      AA- (4)         27,166,892
                  Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                  (Pre-refunded 12/01/12)

      21,570    Piedmont Municipal Power Agency, South Carolina, Electric              No Opt. Call        AAA            7,488,457
                  Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC Insured

       3,560    South Carolina Public Service Authority, Revenue Refunding           7/13 at 100.00        AAA            3,745,156
                  Bonds, Santee Cooper Electric System, Series 2003A, 5.000%,
                  1/01/20 - AMBAC Insured

         665    Three Rivers Solid Waste Authority, South Carolina, Solid Waste      1/08 at 101.00        AAA              675,973
                  Disposal Facilities Revenue Bonds, Series 1997, 5.300%, 1/01/27
                  - MBIA Insured

      11,665    Tobacco Settlement Revenue Management Authority, South               5/11 at 101.00        BBB           11,996,753
                  Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                  6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
      62,190    Total South Carolina                                                                                     51,073,231
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7% (0.5% OF TOTAL INVESTMENTS)

       5,000    Knox County Health, Educational and Housing Facilities Board,        7/13 at 100.00        AA             5,026,600
                  Tennessee, Hospital Revenue Bonds, East Tennessee Children's
                  Hospital, Series 2003A, 5.000%, 7/01/23 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 26.3% (16.3% OF TOTAL INVESTMENTS)

       2,500    Alliance Airport Authority, Texas, Special Facilities Revenue       12/12 at 100.00       CCC+            2,228,650
                  Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                  (Alternative Minimum Tax)

      12,250    Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue         11/09 at 100.00        AAA           12,818,033
                  Refunding Bonds, Series 1999, 5.800%, 11/15/29 (Pre-refunded
                  11/15/09) - AMBAC Insured

      11,255    Brazos River Authority, Texas, Pollution Control Revenue               No Opt. Call       Caa1           11,121,741
                  Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%,
                  5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)

                Brownsville Independent School District, Cameron County, Texas,
                General Obligation Bonds, Series 1999:
       5,015      5.625%, 8/15/25 (Pre-refunded 8/15/09)                             8/09 at 100.00        AAA            5,201,057
       8,825      5.625%, 8/15/29 (Pre-refunded 8/15/09)                             8/09 at 100.00        AAA            9,152,408



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      1,000    Cedar Hill Independent School District, Dallas County, Texas,          No Opt. Call        AAA       $      305,590
                  General Obligation Bonds, Series 2002, 0.000%, 8/15/32 - FGIC
                  Insured

      15,000    Central Texas Regional Mobility Authority, Travis and                1/15 at 100.00        AAA           15,220,050
                  Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                  5.000%, 1/01/45 - FGIC Insured

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
         585      5.400%, 2/15/18                                                    2/10 at 100.00        AAA              606,510
         340      5.650%, 2/15/19                                                    2/10 at 100.00        AAA              354,668
         235      5.700%, 2/15/20                                                    2/10 at 100.00        AAA              245,394
         270      5.700%, 2/15/21                                                    2/10 at 100.00        AAA              281,942

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
      16,740      5.400%, 2/15/18 (Pre-refunded 2/15/10)                             2/10 at 100.00        AAA           17,460,992
       9,660      5.650%, 2/15/19 (Pre-refunded 2/15/10)                             2/10 at 100.00        AAA           10,128,800
       6,645      5.700%, 2/15/20 (Pre-refunded 2/15/10)                             2/10 at 100.00        AAA            6,974,725
       7,750      5.700%, 2/15/21 (Pre-refunded 2/15/10)                             2/10 at 100.00        AAA            8,134,555

       2,500    Comal Independent School District, Comal, Bexar, Guadalupe,            No Opt. Call        Aaa            1,247,625
                  Hays, and Kendall Counties, Texas, General Obligation Bonds,
                  Series 2005A, 0.000%, 2/01/23

       6,000    Dallas-Ft. Worth International Airport Facility Improvement         11/09 at 101.00       CCC+            6,031,200
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

      11,750    Dallas-Ft. Worth International Airport Facility Improvement         11/07 at 100.00       CCC+           11,746,123
                  Corporation, Texas, Revenue Refunding Bonds, American Airlines
                  Inc., Series 2000C, 6.150%, 5/01/29 (Mandatory put 11/01/07)
                  (Alternative Minimum Tax)

                Ennis Independent School District, Ellis County, Texas, General
                  Obligation Bonds, Series 2006:
       3,950      0.000%, 8/15/30                                                     8/16 at 49.21        Aaa            1,246,383
       4,000      0.000%, 8/15/31                                                     8/16 at 46.64        Aaa            1,194,240

       1,440    Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,         No Opt. Call        AAA              439,128
                  Convention and Entertainment Project, Series 2001B, 0.000%,
                  9/01/32 - AMBAC Insured

       1,250    Houston, Texas, Junior Lien Water and Sewerage System Revenue       12/11 at 100.00        AAA            1,304,038
                  Refunding Bonds, Series 2001A, 5.000%, 12/01/20 - FSA Insured

      21,500    Houston, Texas, Subordinate Lien Airport System Revenue Bonds,       7/10 at 100.00        AAA           22,626,600
                  Series 2000B, 5.500%, 7/01/30 (Pre-refunded 7/01/10) - FSA
                  Insured

       9,350    Leander Independent School District, Williamson and Travis            8/15 at 39.49        AAA            2,496,450
                  Counties, Texas, General Obligation Bonds, Series 2005, 0.000%,
                  8/15/32 - FGIC Insured

       6,000    Leander Independent School District, Williamson and Travis            8/14 at 35.27        AAA            1,503,600
                  Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                  8/15/33

      15,000    San Antonio Independent School District, Bexar County, Texas,        8/09 at 100.00        AAA           15,612,150
                  General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                  (Pre-refunded 8/15/09)

       4,390    Tarrant County, Texas, Cultural & Educational Facilities             2/17 at 100.00        AA-            4,442,417
                  Financing Corporation, Revenue Bonds, Series 2007, Residuals
                  1760-3, 7.511%, 2/15/36 (IF)

       5,000    White Settlement Independent School District, Tarrant County,         8/15 at 36.81        AAA            1,236,650
                  Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34

       3,970    Wichita Falls, Wichita County, Texas, Priority Lien Water and        8/11 at 100.00        AAA            4,178,068
                  Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/21
                  (Pre-refunded 8/01/11) - AMBAC Insured

                Wylie Independent School District, Taylor County, Texas,
                General Obligation Bonds, Series 2005:
       3,000      0.000%, 8/15/23                                                     8/15 at 67.10        AAA            1,377,540
       2,000      0.000%, 8/15/24                                                     8/15 at 63.56        AAA              866,540
------------------------------------------------------------------------------------------------------------------------------------
     199,170    Total Texas                                                                                             177,783,867
------------------------------------------------------------------------------------------------------------------------------------


     | Nuveen Municipal Market Opportunity Fund, Inc. (continued) NMO | Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 17.9% (11.1% OF TOTAL INVESTMENTS)

$      5,500    Clark County Public Utility District 1, Washington, Generating       1/11 at 100.00        AAA       $    5,651,635
                  System Revenue Refunding Bonds, Series 2000, 5.125%, 1/01/20 -
                  FSA Insured

       2,755    Cowlitz County, Washington, Special Sewerage Revenue Refunding         No Opt. Call        AAA            3,066,095
                  Bonds, CSOB Wastewater Treatment Facilities, Series 2002,
                  5.500%, 11/01/16 - FGIC Insured

      10,000    Energy Northwest, Washington, Electric Revenue Refunding Bonds,      7/11 at 101.00        AAA           10,702,300
                  Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 - FSA Insured

       2,500    King County, Washington, Sewer Revenue Bonds, Series 2001,           1/12 at 100.00        AAA            2,593,975
                  5.000%, 1/01/23 - FGIC Insured
      33,490    Port of Seattle, Washington, Revenue Bonds, Series 2000A,            8/10 at 100.00        AAA           35,385,197
                  5.625%, 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured

       6,950    Port of Seattle, Washington, Revenue Bonds, Series 2000B,            8/10 at 100.00        AAA            7,197,768
                  5.625%, 2/01/24 - MBIA Insured (Alternative Minimum Tax)

                Seattle, Washington, General Obligation Refunding and
                Improvement Bonds, Series 2002:
       6,165      4.400%, 12/01/19                                                  12/12 at 100.00        AAA            6,247,488
       6,445      4.500%, 12/01/20                                                  12/12 at 100.00        AAA            6,539,870

       3,000    Spokane County School District 81, Spokane, Washington, General      6/15 at 100.00        AAA            2,939,670
                  Obligation Bonds, Series 2005, 0.000%, 6/01/24 - MBIA Insured

       6,630    Tacoma, Washington, Electric System Revenue Refunding Bonds,         1/11 at 101.00        AAA            7,133,549
                  Series 2001A, 5.750%, 1/01/17 (Pre-refunded 1/01/11) - FSA
                  Insured

       3,520    Washington State Healthcare Facilities Authority, Revenue           10/11 at 100.00        Aaa            3,709,622
                  Bonds, Children's Hospital and Regional Medical Center, Series
                  2001, 5.000%, 10/01/21 (Pre-refunded 10/01/11) - AMBAC Insured

       7,890    Washington State Higher Education Facilities Authority, Revenue     11/09 at 101.00      AA (4)           8,339,414
                  Bonds, Pacific Lutheran University, Series 1999, 5.950%,
                  11/01/29 (Pre-refunded 11/01/09) - RAAI Insured

      11,685    Washington State Tobacco Settlement Authority, Tobacco               6/13 at 100.00        BBB           12,265,277
                  Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                  6/01/26

       9,000    Washington, Motor Vehicle Fuel Tax General Obligation Bonds,         1/12 at 100.00        AAA            9,389,160
                  Series 2002C, 5.000%, 1/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
     115,530    Total Washington                                                                                        121,161,020
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.0% (0.6% OF TOTAL INVESTMENTS)

       3,790    Badger Tobacco Asset Securitization Corporation, Wisconsin,          6/12 at 100.00        BBB            3,919,429
                  Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%,
                  6/01/27

       1,755    Wisconsin Health and Educational Facilities Authority, Revenue       5/16 at 100.00        BBB            1,625,955
                  Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25

       1,250    Wisconsin Health and Educational Facilities Authority, Revenue       3/08 at 101.00        N/R            1,235,075
                  Bonds, United Lutheran Program for the Aging Inc., Series 1998,
                  5.700%, 3/01/28
------------------------------------------------------------------------------------------------------------------------------------
       6,795    Total Wisconsin                                                                                           6,780,459
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

$      2,800    Jackson National Rural Utilities Cooperative Financing              11/07 at 101.00         A        $    2,830,575
                  Corporation, Wyoming, Guaranteed Gas Supply Revenue Bonds,
                  Lower Valley Power and Light Inc., Series 1997B, 5.875%,
                  5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$  1,266,725    Total Investments (cost $1,034,611,655) - 161.1%                                                      1,088,119,421
============------------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (5.4)%                                                                      (36,660,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                      4,117,380
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.2)%                                                       (380,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  675,576,801
                ====================================================================================================================

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Dividend Advantage Municipal Fund
NAD  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$      1,500    Alabama 21st Century Authority, Tobacco Settlement Revenue           6/10 at 102.00        A-        $    1,544,580
                  Bonds, Series 2000, 5.750%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

         750    Alaska Housing Finance Corporation, General Housing Purpose         12/14 at 100.00        AAA              784,463
                  Bonds, Series 2005A, 5.250%, 12/01/34 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       5,000    Salt Verde Financial Corporation, Arizona, Senior Gas Revenue          No Opt. Call        Aa1            4,793,550
                  Bonds, Series 2007, 5.000%,12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 3.9% (2.5% OF TOTAL INVESTMENTS)

       1,535    Alameda Corridor Transportation Authority, California, Senior          No Opt. Call        AAA              363,872
                  Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 -
                  MBIA Insured

       5,500    Anaheim Public Finance Authority, California, Subordinate Lease        No Opt. Call        AAA            2,018,445
                  Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%,
                  9/01/28 - FSA Insured

         200    California, General Obligation Bonds, Series 1997, 5.000%,          10/08 at 100.00        AAA              202,108
                  10/01/18 - AMBAC Insured

       5,000    California, General Obligation Bonds, Series 2005, 5.000%,           3/16 at 100.00        A+             5,079,700
                  3/01/31

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
       5,000      5.000%, 6/01/33                                                    6/17 at 100.00        BBB            4,454,600
       1,000      5.125%, 6/01/47                                                    6/17 at 100.00        BBB              879,680

       3,210    Golden State Tobacco Securitization Corporation, California,         6/15 at 100.00        AAA            3,635,999
                  Enhanced Tobacco Settlement Revenue Bonds, Residual Trust
                  07-1034, 8.006%, 6/01/45 - AGC Insured (IF)

       3,500    Golden State Tobacco Securitization Corporation, California,           No Opt. Call        AAA            1,428,735
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  0.000%, 6/01/26 - FSA Insured

      17,000    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA            4,591,360
                  County, California, Toll Road Revenue Refunding Bonds, Series
                  1997A, 0.000%, 1/15/35 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      41,945    Total California                                                                                         22,654,499
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.6% (1.7% OF TOTAL INVESTMENTS)

       1,125    Antelope Heights Metropolitan District, Colorado, Limited Tax       12/17 at 100.00        AA             1,107,743
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/37 -
                  RAAI Insured

       3,205    Denver City and County, Colorado, Airport Special Facilities         1/09 at 101.00        AAA            3,311,086
                  Revenue Bonds, Rental Car Projects, Series 1999A, 6.000%,
                  1/01/12 - MBIA Insured (Alternative Minimum Tax)

       2,950    Denver Convention Center Hotel Authority, Colorado, Senior          12/13 at 100.00        Aaa            3,176,236
                  Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                  12/01/22 (Pre-refunded 12/01/13) - XLCA Insured

       1,475    Denver, Colorado, FHA-Insured Multifamily Housing Revenue            4/08 at 102.00        AAA            1,492,361
                  Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                  (Alternative Minimum Tax)

       8,515    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        No Opt. Call        AAA            3,718,671
                  Series 1997B, 0.000%, 9/01/25 - MBIA Insured

      12,500    E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,         9/26 at 54.77        AAA            2,676,375
                  Series 2006A, 0.000%, 9/01/38 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      29,770    Total Colorado                                                                                           15,482,472
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 10.6% (6.8% OF TOTAL INVESTMENTS)

$      1,630    Florida Housing Finance Agency, Housing Revenue Bonds, Mar Lago     12/07 at 102.00        AAA       $    1,663,774
                  Village Apartments, Series 1997F, 5.800%, 12/01/17 - AMBAC
                  Insured (Alternative Minimum Tax)

      15,000    Florida State Board of Education, Public Education Capital           6/15 at 101.00        AAA           14,518,049
                  Outlay Bonds, Series 2005E, 4.500%, 6/01/35

       2,500    Marion County Hospital District, Florida, Revenue Bonds, Munroe     10/17 at 100.00        A2             2,474,350
                  Regional Medical Center, Series 2007, 5.000%, 10/01/34

      13,625    Martin County Industrial Development Authority, Florida,            12/07 at 100.00        BB+           13,767,381
                  Industrial Development Revenue Bonds, Indiantown Cogeneration
                  LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

                South Miami Health Facilities Authority, Florida, Revenue
                Bonds, Baptist Health Systems of South Florida, Series 2007:
      22,000      5.000%, 8/15/37 (UB)                                               8/17 at 100.00        AA-           22,074,580
       7,370      5.000%, 8/15/42 (UB)                                               8/17 at 100.00        AA-            7,327,328
-----------------------------------------------------------------------------------------------------------------------------------
      62,125    Total Florida                                                                                            61,825,462
-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.2% (1.4% OF TOTAL INVESTMENTS)

       5,000    Cobb County Development Authority, Georgia, Student Housing          7/17 at 100.00        Aaa            5,253,750
                  Revenue Bonds, KSU Village II Real Estate Foundation LLC
                  Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured

       4,000    Forsyth County Water and Sewerage Authority, Georgia, Revenue        4/10 at 101.00      AA+ (4)          4,271,720
                  Bonds, Series 2000, 6.000%, 4/01/25 (Pre-refunded 4/01/10)

         880    Gainesville and Hall County Hospital Authority, Georgia,             5/09 at 101.00        AAA              907,377
                  Revenue Anticipation Certificates, Northeast Georgia Health
                  Services Inc., Series 1999, 5.500%, 5/15/29 - MBIA Insured

       2,620    Gainesville and Hall County Hospital Authority, Georgia,             5/09 at 101.00        AAA            2,724,040
                  Revenue Anticipation Certificates,Northeast Georgia Health
                  Services Inc., Series 1999, 5.500%, 5/15/29 (Pre-refunded
                  5/15/09) - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      12,500    Total Georgia                                                                                            13,156,887
-----------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

         195    Idaho Housing and Finance Association, Single Family Mortgage        7/09 at 101.00        Aa2              198,335
                  Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)

         220    Idaho Housing and Finance Association, Single Family Mortgage        1/10 at 100.00        Aa2              223,230
                  Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)

         310    Idaho Housing and Finance Association, Single Family Mortgage        7/10 at 100.00        Aaa              315,856
                  Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         725    Total Idaho                                                                                                 737,421
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 27.8% (17.9% OF TOTAL INVESTMENTS)

       2,875    Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital,      12/09 at 102.00       BBB+            3,000,638
                  Series 1999, 5.750%, 12/01/12

       7,250    Chicago Board of Education, Illinois, Unlimited Tax General            No Opt. Call        AAA            8,307,920
                  Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%,
                  12/01/26 - FGIC Insured

                Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds,
                Archer Court Apartments, Series 1999A:
         790      5.500%, 12/20/19 (Alternative Minimum Tax)                        10/10 at 101.00        AAA              810,216
       1,210      5.600%, 12/20/29 (Alternative Minimum Tax)                        10/10 at 101.00        AAA            1,224,762
       1,925      5.650%, 12/20/40 (Alternative Minimum Tax)                        10/10 at 101.00        AAA            1,943,519

      22,750    Chicago, Illinois, General Obligation Refunding Bonds,                 No Opt. Call        AAA           25,862,654
                  Emergency Telephone System, Series 1999, 5.500%, 1/01/23 -
                  FGIC Insured

       2,620    Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,             No Opt. Call        AAA            2,856,088
                  Series 1993, 5.375%, 1/01/14 - AMBAC Insured

       3,340    Chicago, Illinois, Third Lien General Airport Revenue Bonds,         1/16 at 100.00        AAA            3,437,929
                  O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                  FGIC Insured


     |  Nuveen Dividend Advantage Municipal Fund (continued)
NAD  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$        190    DuPage County Community School District 200, Wheaton, Illinois,     11/13 at 100.00        Aaa       $      203,237
                  General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 -
                  FSA Insured

         810    DuPage County Community School District 200, Wheaton, Illinois,     11/13 at 100.00        Aaa              883,143
                  General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                  (Pre-refunded 11/01/13) - FSA Insured

         500    Hoffman Estates Park District, Cook County, Illinois, General       12/09 at 102.00        AAA              522,905
                  Obligation Bonds, Series 1999, 5.375%, 12/01/29 - MBIA Insured

       3,935    Illinois Development Finance Authority, Local Government               No Opt. Call        Aaa            2,956,366
                  Program Revenue Bonds, Lake County School District 116 - Round
                  Lake, Series 1999, 0.000%, 1/01/15 - MBIA Insured

       5,570    Illinois Finance Authority, Revenue Bonds, University of             7/14 at 100.00        Aa1            5,710,810
                  Chicago, Series 2004A, 5.000%, 7/01/34

       9,860    Illinois Health Facilities Authority, Remarketed Revenue Bonds,      8/11 at 103.00        Aa1           10,497,646
                  University of Chicago Project, Series 1985A, 5.500%, 8/01/20

       5,400    Illinois Health Facilities Authority, Revenue Bonds, Loyola          1/08 at 101.00        AAA            5,457,618
                  University Health System, Series 1997A, 5.000%, 7/01/24 -
                  MBIA Insured

       5,490    Illinois Health Facilities Authority, Revenue Bonds, Sarah Bush      2/08 at 101.00         A             5,558,625
                  Lincoln Health Center, Series 1996B, 5.500%, 2/15/16

       1,500    Illinois Housing Development Authority, Housing Finance Bonds,       1/15 at 100.00        AAA            1,487,310
                  Series 2005E, 4.800%, 1/01/36 - FGIC Insured

      11,345    Lake and McHenry Counties Community Unit School District 118,         1/15 at 60.14        Aaa            4,789,178
                  Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                  0.000%, 1/01/25 - FSA Insured

       3,000    Lombard Public Facilities Corporation, Illinois, First Tier          1/16 at 100.00        N/R            3,204,090
                  Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                  7.125%, 1/01/36

      22,500    Metropolitan Pier and Exposition Authority, Illinois, Revenue       12/09 at 101.00        AAA           23,442,074
                  Bonds, McCormick Place Expansion Project, Series 1999A, 5.500%,
                  12/15/24 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       9,750      0.000%, 12/15/22 - MBIA Insured                                      No Opt. Call        AAA            4,937,790
      13,000      0.000%, 12/15/23 - MBIA Insured                                      No Opt. Call        AAA            6,254,560

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
      22,650      5.750%, 6/01/19 - FSA Insured                                        No Opt. Call        AAA           25,966,408
       3,500      5.750%, 6/01/23 - FSA Insured                                        No Opt. Call        AAA            4,074,490

       1,300    Schaumburg, Illinois, General Obligation Bonds, Series 2004B,       12/14 at 100.00        AAA            1,361,334
                  5.250%, 12/01/34 - FGIC Insured

      10,000    Will County Community High School District 210 Lincoln-Way,            No Opt. Call        Aaa            5,009,500
                  Illinois, General Obligation Bonds, Series 2006, 0.000%,
                  1/01/23 - FSA Insured

       4,500    Will County School District 122, New Lenox, Illinois, General          No Opt. Call        Aaa            2,812,725
                  Obligation Bonds, Series 2000B, 0.000%, 11/01/18 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
     177,560    Total Illinois                                                                                          162,573,535
-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.5% (3.6% OF TOTAL INVESTMENTS)

       8,755    Indiana Health Facility Financing Authority, Hospital Revenue       11/09 at 101.00        AAA            9,179,005
                  Bonds, Charity Obligated Group, Series 1999D, 5.500%, 11/15/24
                  (Pre-refunded 11/15/09) - MBIA Insured

       8,000    Indiana Health Facility Financing Authority, Hospital Revenue        8/10 at 101.50        AAA            8,534,480
                  Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%,
                  2/15/26 (Pre-refunded 8/15/10) - MBIA Insured

       3,870    Indiana Housing and Community Development Authority, Single          1/17 at 100.00        Aaa            3,407,187
                  Family Mortgage Revenue Bonds, Series 2007A-1, Drivers 1847,
                  6.880%, 7/01/32 (Alternative Minimum Tax) (IF)

       6,675    Indiana Municipal Power Agency, Power Supply Revenue Bonds,          1/17 at 100.00        AAA            6,839,806
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured

       4,190    Indianapolis, Indiana, Economic Development Revenue Bonds, Park      6/09 at 101.00      Aa3 (4)          4,372,600
                  Tudor Foundation Inc., Project, Series 1999, 5.700%, 6/01/24
                  (Pre-refunded 6/01/09)
-----------------------------------------------------------------------------------------------------------------------------------
      31,490    Total Indiana                                                                                            32,333,078
-----------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1% (0.7% OF TOTAL INVESTMENTS)

$      7,000    Iowa Tobacco Settlement Authority, Asset Backed Settlement           6/15 at 100.00        BBB       $    6,611,780
                  Revenue Bonds, Series 2005C, 5.625%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       3,825    Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,           4/08 at 100.50        AAA            3,807,482
                  Series 1999, 4.000%, 10/01/18 - FGIC Insured

       1,000    Wyandotte County-Kansas City Unified Government, Kansas, Sales      12/15 at 100.00        N/R            1,008,890
                  Tax Special Obligation Bonds, Redevelopment Project Area B,
                  Series 2005, 5.000%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
       4,825    Total Kansas                                                                                              4,816,372
-----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7% (1.1% OF TOTAL INVESTMENTS)

       3,030    Hardin County School District Finance Corporation, Kentucky,         2/10 at 101.00      Aa3 (4)          3,209,194
                  School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20
                  (Pre-refunded 2/01/10)

                Kentucky Economic Development Finance Authority, Hospital
                System Revenue Refunding and Improvement Bonds, Appalachian
                Regional Healthcare Inc., Series 1997:
       1,850      5.850%, 10/01/17                                                   4/08 at 102.00        BB-            1,861,452
       5,000      5.875%, 10/01/22                                                   4/08 at 102.00        BB-            5,018,100
-----------------------------------------------------------------------------------------------------------------------------------
       9,880    Total Kentucky                                                                                           10,088,746
-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.6% (4.2% OF TOTAL INVESTMENTS)

       2,245    Lafayette, Louisiana, Sales Tax Revenue Bonds, Public                5/10 at 101.50        AAA            2,393,305
                  Improvements, Series 2000B, 5.625%, 5/01/25 (Pre-refunded
                  5/01/10) - FGIC Insured

       1,750    Louisiana Local Government Environmental Facilities and              6/12 at 105.00        Aaa            1,912,628
                  Community Development Authority, GNMA Collateralized Mortgage
                  Revenue Refunding Bonds, Sharlo Apartments, Series 2002A,
                  6.500%, 6/20/37

       5,350    Louisiana Public Facilities Authority, Revenue Bonds, Baton          7/14 at 100.00        AAA            5,539,604
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                  MBIA Insured

       5,445    Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series        5/16 at 100.00        AAA            5,231,120
                  2006, 4.500%, 5/01/41 - FGIC Insured (UB)

      13,570    Louisiana Transportation Authority, Senior Lien Toll Road            12/10 at 38.73        AAA            4,521,253
                  Revenue Bonds, Series 2005B, 0.000%, 12/01/28 - AMBAC Insured

       9,000    Lousiana Public Facilties Authority, Revenue Bonds, Ochsner          5/17 at 100.00        A3             9,071,550
                  Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

       9,545    Tobacco Settlement Financing Corporation, Louisiana, Tobacco         5/11 at 101.00        BBB            9,538,605
                  Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30
-----------------------------------------------------------------------------------------------------------------------------------
      46,905    Total Louisiana                                                                                          38,208,065
-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

       1,470    Boston Industrial Development Financing Authority,                   9/12 at 102.00        N/R            1,464,223
                  Massachusetts, Subordinate Revenue Bonds, Crosstown Center
                  Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)

       4,365    Massachusetts Health and Educational Facilities Authority,          10/15 at 100.00        AAA            4,560,596
                  Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%,
                  10/01/19 - AGC Insured

         785    Massachusetts Port Authority, Special Facilities Revenue Bonds,      3/08 at 101.00        AAA              794,098
                  US Airways Group Inc., Series 1996A, 5.875%, 9/01/23 - MBIA
                  Insured (Alternative Minimum Tax)

       2,000    Massachusetts Turnpike Authority, Metropolitan Highway System        1/09 at 100.00        AAA            2,035,360
                  Revenue Bonds, Senior Series 1997A, 5.125%, 1/01/17 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       8,620    Total Massachusetts                                                                                       8,854,277
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.6% (2.3% OF TOTAL INVESTMENTS)

       2,435    Detroit, Michigan, Senior Lien Water Supply System Revenue           7/11 at 100.00        AAA            2,579,030
                  Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded 7/01/11) -
                  FGIC Insured


     |  Nuveen Dividend Advantage Municipal Fund (continued)
NAD  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$     15,255    Michigan State Hospital Finance Authority, Hospital Revenue          8/08 at 101.00        BB-       $   14,344,124
                  Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                  5.250%, 8/15/28

       4,000    Wayne County, Michigan, Airport Revenue Bonds, Detroit              12/08 at 101.00        AAA            4,094,000
                  Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                  12/01/16 - MBIA Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      21,690    Total Michigan                                                                                           21,017,154
-----------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

         910    Minnesota Housing Finance Agency, Single Family Mortgage Bonds,      1/10 at 101.00        AA+              930,393
                  Series 1998H-1, 5.650%, 7/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.3% (1.5% OF TOTAL INVESTMENTS)

                Kansas City Municipal Assistance Corporation, Missouri,
                Leasehold Revenue Bonds, Series 2004B-1:
       7,000      0.000%, 4/15/27 - AMBAC Insured                                      No Opt. Call        AAA            2,829,750
       5,000      0.000%, 4/15/29 - AMBAC Insured                                      No Opt. Call        AAA            1,822,350

       2,185    Missouri Health and Educational Facilities Authority, Revenue        6/11 at 101.00        AAA            2,297,222
                  Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                  AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
       2,185      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured             6/11 at 101.00        AAA            2,332,335
       3,670      5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured             6/11 at 101.00        AAA            3,914,899
-----------------------------------------------------------------------------------------------------------------------------------
      20,040    Total Missouri                                                                                           13,196,556
-----------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.4% (0.2% OF TOTAL INVESTMENTS)

         905    Montana Board of Housing, Single Family Mortgage Bonds, Series      12/09 at 100.00        AA+              925,525
                  2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

       1,000    Montana Higher Education Student Assistance Corporation,            12/09 at 100.00        A2             1,035,950
                  Student Loan Revenue Bonds, Subordinate Series 1999B, 6.400%,
                  12/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       1,905    Total Montana                                                                                             1,961,475
-----------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       1,200    NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student Loan         No Opt. Call        Aaa            1,261,596
                  Program, Series 1993A-5A, 6.200%, 6/01/13 - MBIA Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.4% (2.8% OF TOTAL INVESTMENTS)

       2,115    Clark County, Nevada, General Obligation Bank Bonds, Southern        6/11 at 100.00        AAA            2,242,471
                  Nevada Water Authority Loan, Series 2001, 5.300%, 6/01/19
                  (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier,
                Series 2000:
       8,000      0.000%, 1/01/19 - AMBAC Insured                                      No Opt. Call        AAA            4,867,200
       3,000      5.375%, 1/01/40 - AMBAC Insured                                    1/10 at 100.00        AAA            3,078,360

      15,000    Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds,      7/17 at 100.00         A            15,272,100
                  Catholic Healthcare West, Series 2007B, 5.250%, 7/01/31 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
      28,115    Total Nevada                                                                                             25,460,131
-----------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.1% (0.1% OF TOTAL INVESTMENTS)

         695    New Hampshire Housing Finance Authority, Single Family Mortgage      1/08 at 100.00        Aa2              711,805
                  Acquisition Revenue Bonds, Series 1995D, 6.550%, 7/01/26
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 5.8% (3.8% OF TOTAL INVESTMENTS)

         700    New Jersey Health Care Facilities Financing Authority,               8/11 at 100.00        AAA              704,942
                  FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                  Series 2001, 4.800%, 8/01/21 - AMBAC Insured

       1,830    New Jersey Higher Education Assistance Authority, Student Loan       6/10 at 101.00        AAA            1,886,492
                  Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA Insured
                  (Alternative Minimum Tax)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$      4,130    New Jersey Transit Corporation, Certificates of Participation,         No Opt. Call        AAA       $    4,510,084
                  Federal Transit Administration Grants, Series 2002A, 5.500%,
                  9/15/13 - AMBAC Insured

       4,000    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AA-            4,543,240
                  System Bonds, Series 1999A, 5.750%, 6/15/18

      20,000    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            7,465,800
                  System Bonds, Series 2006C, 0.000%, 12/15/28 - AMBAC Insured

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
       9,305      5.750%, 6/01/32 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            9,982,404
       3,165      6.125%, 6/01/42 (Pre-refunded 6/01/12)                             6/12 at 100.00        AAA            3,500,490

       1,365    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/13 at 100.00        AAA            1,580,301
                  Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39
                  (Pre-refunded 6/01/13)
-----------------------------------------------------------------------------------------------------------------------------------
      44,495    Total New Jersey                                                                                         34,173,753
-----------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

       4,000    University of New Mexico, FHA-Insured Mortgage Hospital Revenue      7/14 at 100.00        AAA            4,108,040
                  Bonds, Series 2004, 5.000%, 7/01/32 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.8% (9.6% OF TOTAL INVESTMENTS)

          10    Dormitory Authority of the State of New York, Improvement            2/08 at 100.00        AAA               10,038
                  Revenue Bonds, Mental Health Services Facilities, Series 1996B,
                  5.125%, 8/15/21 - MBIA Insured

       2,170    Dormitory Authority of the State of New York, Insured Revenue        1/08 at 102.00        AA             2,216,156
                  Bonds, Franciscan Health Partnership Obligated Group - Frances
                  Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 -
                  RAAI Insured

       7,500    Dormitory Authority of the State of New York, Secured Hospital       2/08 at 101.50        AAA            7,646,625
                  Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series
                  1998H, 5.300%, 8/15/21 - MBIA Insured

       2,000    Dormitory Authority of the State of New York, Third General          1/08 at 102.00        AAA            2,046,100
                  Resolution Consolidated Revenue Bonds, City University System,
                  Series 1997-1, 5.375%, 7/01/24 (Pre-refunded 1/01/08) - FSA
                  Insured

       5,000    Long Island Power Authority, New York, Electric System General       6/08 at 101.00        AAA            5,102,300
                  Revenue Bonds, Series 1998A, 5.250%, 12/01/26 (Pre-refunded
                  6/01/08) - FSA Insured

                Nassau County, New York, General Obligation Improvement Bonds,
                Series 1999B:
       4,005      5.250%, 6/01/19 (Pre-refunded 6/01/09) - AMBAC Insured             6/09 at 102.00        AAA            4,195,037
       7,005      5.250%, 6/01/21 (Pre-refunded 6/01/09) - AMBAC Insured             6/09 at 102.00        AAA            7,337,387

       6,000    New York City Industrial Development Agency, New York, American      8/16 at 101.00         B             6,814,140
                  Airlines-JFK International Airport Special Facility Revenue
                  Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

       5,000    New York City Municipal Water Finance Authority, New York,          12/14 at 100.00        AAA            5,152,200
                  Water and Sewerage System Revenue Bonds, Fiscal Series 2005B,
                  5.000%, 6/15/36 - FSA Insured

       8,800    New York City Sales Tax Asset Receivable Corporation, New York,     10/14 at 100.00        AAA            9,147,952
                  Dedicated Revenue Bonds, Local Government Assistance
                  Corporation, Series 2004A, 5.000%, 10/15/32 - AMBAC Insured

      10,000    New York City Transitional Finance Authority, New York, Future       8/09 at 101.00        AAA           10,500,800
                  Tax Secured Bonds, Fiscal Series 2000A, 5.750%, 8/15/24
                  (Pre-refunded 8/15/09)

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1998F:
       1,980      5.250%, 8/01/14 - AMBAC Insured                                    2/08 at 101.00        AAA            2,007,482
      13,860      5.375%, 8/01/19 - MBIA Insured                                     2/08 at 101.00        AAA           14,057,921

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998F:
          20      5.250%, 8/01/14 (Pre-refunded 2/01/08) - AMBAC Insured             2/08 at 101.00        Aaa               20,288
         140      5.375%, 8/01/19 (Pre-refunded 2/01/08) - MBIA Insured              2/08 at 101.00        AAA              142,058

      10,000    Port Authority of New York and New Jersey, Special Project          12/07 at 102.00        AAA           10,215,600
                  Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                  5.900%, 12/01/17 - MBIA Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      83,490    Total New York                                                                                           86,612,084
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Dividend Advantage Municipal Fund (continued)
NAD  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.7% (0.5% OF TOTAL INVESTMENTS)

$      3,830    Charlotte-Mecklenburg Hospital Authority, North Carolina,            1/15 at 100.00      AA- (4)     $    4,135,902
                  Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                  System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)
-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 5.3% (3.4% OF TOTAL INVESTMENTS)

       2,300    Amherst Exempted Village School District, Ohio, Unlimited Tax       12/11 at 100.00        Aaa            2,439,656
                  General Obligation School Improvement Bonds, Series 2001,
                  5.125%, 12/01/21 (Pre-refunded 12/01/11) - FGIC Insured

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
         180      5.125%, 6/01/24                                                    6/17 at 100.00        BBB              173,754
       1,800      5.875%, 6/01/30                                                    6/17 at 100.00        BBB            1,777,734
       1,740      5.750%, 6/01/34                                                    6/17 at 100.00        BBB            1,679,100
       3,930      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            3,815,362

       3,635    Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage      1/08 at 100.00        Aa2            3,636,672
                  Revenue Bonds, Hamilton Creek Apartments Project, Series 1994A,
                  5.550%, 7/01/24 (Alternative Minimum Tax)

       3,650    Montgomery County, Ohio, Revenue Bonds, Catholic Health              5/14 at 100.00        AA             3,695,443
                  Initiatives, Series 2004A, 5.000%, 5/01/30

      12,300    Ohio Water Development Authority, Solid Waste Disposal Revenue       9/09 at 102.00        N/R           12,666,048
                  Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                  (Alternative Minimum Tax)

       1,115    Warren County, Ohio, Limited Tax General Obligations, Series        12/07 at 101.00        Aa2            1,127,845
                  1997, 5.500%, 12/01/17
-----------------------------------------------------------------------------------------------------------------------------------
      30,650    Total Ohio                                                                                               31,011,614
-----------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,355    Portland, Oregon, Downtown Waterfront Urban Renewal and              6/10 at 101.00        Aaa            2,485,844
                  Redevelopment Revenue Bonds, Series 2000A, 5.500%, 6/15/20 -
                  AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.1% (3.3% OF TOTAL INVESTMENTS)

       3,480    Allegheny County Hospital Development Authority, Pennsylvania,      11/10 at 102.00        AAA            4,110,228
                  Revenue Bonds, West Penn Allegheny Health System, Series 2000B,
                  9.250%, 11/15/22 (Pre-refunded 11/15/10)

       1,425    Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call       BBB-            1,479,478
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                  Minimum Tax)

       1,500    Pennsylvania Housing Finance Agency, Single Family Mortgage         10/16 at 100.00        AA+            1,410,240
                  Revenue Bonds, Series 96A, 4.650%, 10/01/31 (Alternative
                  Minimum Tax)

      18,900    Philadelphia Airport System, Pennsylvania, Revenue Bonds,            6/08 at 102.00        AAA           19,416,158
                  Series 1998A, 5.500%, 6/15/18 - FGIC Insured (Alternative
                  Minimum Tax)

       3,205    Philadelphia School District, Pennsylvania, General Obligation       8/12 at 100.00        AAA            3,496,815
                  Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) -
                  FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      28,510    Total Pennsylvania                                                                                       29,912,919
-----------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.1% (1.4% OF TOTAL INVESTMENTS)

      12,500    Puerto Rico Housing Finance Authority, Capital Fund Program            No Opt. Call        AA            12,522,625
                  Revenue Bonds, Series 2003, 4.500%, 12/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.5% (2.2% OF TOTAL INVESTMENTS)

       2,015    Central Falls, Rhode Island, General Obligation School Bonds,        5/09 at 102.00        AA             2,107,065
                  Series 1999, 6.250%, 5/15/20 - RAAI Insured

       3,500    Providence Redevelopment Agency, Rhode Island, Revenue Bonds,        4/10 at 101.00        Aaa            3,719,345
                  Public Safety and Municipal Building Projects, Series 1999A,
                  5.750%, 4/01/29 (Pre-refunded 4/01/10) - AMBAC Insured

                Rhode Island Housing & Mortgage Finance Corporation,
                Homeownership Opportunity Bond Program, Residual Trust 1038:
       1,000      8.175%, 10/01/27 (Alternative Minimum Tax) (IF)                    4/17 at 100.00        AA+            1,054,720
         670      8.134%, 10/01/32 (Alternative Minimum Tax) (IF)                    4/17 at 100.00        AA+              702,575



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND (continued)

$     12,500    Rhode Island Tobacco Settlement Financing Corporation, Tobacco       6/12 at 100.00        BBB       $   12,807,500
                  Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32
-----------------------------------------------------------------------------------------------------------------------------------
      19,685    Total Rhode Island                                                                                       20,391,205
-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,500    Greenville, South Carolina, Hospital Facilities Revenue Bonds,       5/11 at 101.00        AAA            1,526,880
                  Series 2001, 5.000%, 5/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.1% (1.4% OF TOTAL INVESTMENTS)

       6,400    Memphis-Shelby County Airport Authority, Tennessee, Airport          3/10 at 101.00        AAA            6,717,760
                  Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC Insured
                  (Alternative Minimum Tax)

       2,425    Memphis-Shelby County Airport Authority, Tennessee, Airport          3/11 at 100.00        AAA            2,477,841
                  Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured

       1,910    Sullivan County Health Educational and Housing Facilities            9/16 at 100.00       BBB+            1,886,087
                  Board, Tennessee, Revenue Bonds, Wellmont Health System,
                  Series 2006C, 5.250%, 9/01/36

       1,500    Sumner County Health, Educational, and Housing Facilities           11/17 at 100.00        N/R            1,504,920
                  Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                  Health System Inc., Series 2007, 5.500%, 11/01/46
-----------------------------------------------------------------------------------------------------------------------------------
      12,235    Total Tennessee                                                                                          12,586,608
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.2% (10.5% OF TOTAL INVESTMENTS)

       2,560    Brazos River Authority, Texas, Pollution Control Revenue             4/13 at 101.00       Caa1            2,769,126
                  Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%,
                  3/01/32 (Alternative Minimum Tax)

       4,675    Carrollton-Farmers Branch Independent School District, Dallas        2/09 at 100.00        AAA            4,825,255
                  County, Texas, Unlimited Tax School Building Bonds, Series
                  1999, 6.000%, 2/15/20 (Pre-refunded 2/15/09)

       2,820    Central Texas Regional Mobility Authority, Travis and                1/15 at 100.00        AAA            2,861,369
                  Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                  5.000%, 1/01/45 - FGIC Insured

                Coppell Independent School District, Dallas County, Texas,
                Unlimited Tax School Building  and Refunding Bonds, Series 1999:
       1,535      0.000%, 8/15/20                                                     8/09 at 52.47        AAA              747,867
       2,100      0.000%, 8/15/21                                                     8/09 at 49.48        AAA              962,598
       2,200      0.000%, 8/15/23                                                     8/09 at 52.47        AAA              896,852
       2,100      0.000%, 8/15/24                                                     8/09 at 41.50        AAA              807,324
       2,200      0.000%, 8/15/25                                                     8/09 at 39.14        AAA              797,346
       2,095      0.000%, 8/15/26                                                     8/09 at 36.91        AAA              715,778

                Coppell Independent School District, Dallas County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
       3,595      0.000%, 8/15/20 (Pre-refunded 8/15/09)                              8/09 at 52.47      N/R (4)          1,768,057
       4,900      0.000%, 8/15/21 (Pre-refunded 8/15/09)                              8/09 at 49.48      N/R (4)          2,272,620
       5,145      0.000%, 8/15/23 (Pre-refunded 8/15/09)                              8/09 at 44.01      N/R (4)          2,122,210
       4,900      0.000%, 8/15/24 (Pre-refunded 8/15/09)                              8/09 at 41.50      N/R (4)          1,906,051
       5,150      0.000%, 8/15/25 (Pre-refunded 8/15/09)                              8/09 at 39.14      N/R (4)          1,889,226
       4,905      0.000%, 8/15/26 (Pre-refunded 8/15/09)                              8/09 at 36.91      N/R (4)          1,696,885

         820    Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue     12/11 at 100.00        AAA              866,560
                  Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                  AMBAC Insured

                Harris County Health Facilities Development Corporation, Texas,
                Revenue Bonds, Christus Health, Series 1999A:
      12,240      5.375%, 7/01/24 (Pre-refunded 7/01/09) - MBIA Insured              7/09 at 101.00        AAA           12,730,457
      11,180      5.375%, 7/01/29 (Pre-refunded 7/01/09) - MBIA Insured              7/09 at 101.00        AAA           11,627,983

       2,205    Harris County-Houston Sports Authority, Texas, Senior Lien             No Opt. Call        AAA            1,234,271
                  Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 -
                  MBIA Insured

       2,500    Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,         No Opt. Call        AAA              844,525
                  Convention and Entertainment Project, Series 2001B, 0.000%,
                  9/01/30 - AMBAC Insured


     |  Nuveen Dividend Advantage Municipal Fund (continued)
NAD  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      2,500    Jefferson County, Texas, Certificates of Obligation, Series          8/10 at 100.00        AAA       $    2,667,225
                  2000, 6.000%, 8/01/25 (Pre-refunded 8/01/10) - FSA Insured

       2,000    Laredo, Texas, Sports Venue Sales Tax Revenue Bonds, Series          3/09 at 100.00        AAA            2,049,760
                  2001, 5.300%, 3/15/26 (Pre-refunded 3/15/09) - FGIC Insured

      30,095    Leander Independent School District, Williamson and Travis            8/12 at 27.94        AAA            6,824,342
                  Counties, Texas, General Obligation Bonds, Series 2004, 0.000%,
                  8/15/34

       9,345    Leander Independent School District, Williamson and Travis            8/15 at 37.33        AAA            2,356,529
                  Counties, Texas, General Obligation Bonds, Series 2005, 0.000%,
                  8/15/33 - FGIC Insured

      33,160    Leander Independent School District, Williamson and Travis            8/14 at 26.50        AAA            6,231,427
                  Counties, Texas, General Obligation Bonds, Series 2006, 0.000%,
                  8/15/38

       1,000    San Antonio, Texas, Water System Revenue Bonds, Series 2005,         5/15 at 100.00        AAA            1,000,290
                  4.750%, 5/15/37 - MBIA Insured

       4,390    Tarrant County, Texas, Cultural & Educational Facilities             2/17 at 100.00        AA-            4,442,417
                  Financing Corporation, Revenue Bonds, Series 2007, Residuals
                  1760-3, 7.511%, 2/15/36 (IF)

      10,000    Tarrant County Health Facilities Development Corporation,            2/08 at 102.00        AAA           10,246,500
                  Texas, Revenue Bonds, Texas Health Resources System, Series
                  1997A, 5.250%, 2/15/17 (Pre-refunded 2/15/08) - MBIA Insured

       7,000    White Settlement Independent School District, Tarrant County,         8/15 at 34.92        AAA            1,641,360
                  Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/35

                Wylie Independent School District, Taylor County, Texas,
                General Obligation Bonds, Series 2005:
       3,000      0.000%, 8/15/20                                                     8/15 at 78.46        AAA            1,639,230
       3,000      0.000%, 8/15/22                                                     8/15 at 70.77        AAA            1,461,780
-----------------------------------------------------------------------------------------------------------------------------------
     185,315    Total Texas                                                                                              94,903,220
-----------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 1999C-2, Class II:
         325      5.700%, 7/01/19 (Alternative Minimum Tax)                          1/10 at 101.50        Aaa              330,431
         105      5.750%, 7/01/21 (Alternative Minimum Tax)                          1/10 at 101.50        AA               106,752

          80    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/09 at 101.00        AA                81,432
                  Series 1999D, 5.850%, 7/01/21 (Alternative Minimum Tax)

          25    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/09 at 101.50        Aa2               25,565
                  Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)

         895    Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/10 at 100.00        AA-              911,092
                  Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       1,430    Total Utah                                                                                                1,455,272
-----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

       3,395    Virginia Small Business Financing Authority, Industrial             11/09 at 102.00        N/R            1,067,049
                  Development Water Revenue Bonds, S.I.L. Clean Water, LLC
                  Project, Series 1999, 7.250%, 11/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.8% (7.0% OF TOTAL INVESTMENTS)

       4,000    Energy Northwest, Washington, Electric Revenue Refunding Bonds,      7/13 at 100.00        AAA            4,341,400
                  Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 - XLCA Insured

                Port of Seattle, Washington, Special Facility Revenue Bonds,
                Terminal 18, Series 1999B:
       1,755      6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)           3/10 at 101.00        AAA            1,848,138
       2,590      6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)           3/10 at 101.00        AAA            2,725,690

                Port of Seattle, Washington, Special Facility Revenue Bonds,
                Terminal 18, Series 1999C:
         875      6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)           3/10 at 101.00        AAA              921,436
       1,260      6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)           3/10 at 101.00        AAA            1,326,011

       9,760    Tacoma, Washington, Electric System Revenue Refunding Bonds,         1/11 at 101.00        AAA           10,465,062
                  Series 2001A, 5.625%, 1/01/21 (Pre-refunded 1/01/11) -
                  FSA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      6,985    Washington State Tobacco Settlement Authority, Tobacco               6/13 at 100.00        BBB       $    7,331,875
                  Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                  6/01/26

      11,605    Washington, Certificates of Participation, Washington                7/09 at 100.00        AAA           11,919,031
                  Convention and Trade Center, Series 1999, 5.250%, 7/01/16 -
                  MBIA Insured

       3,350    Washington, General Obligation Compound Interest Bonds, Series         No Opt. Call        AAA            2,175,859
                  1999S-2, 0.000%, 1/01/18 - FSA Insured

                Washington, General Obligation Compound Interest Bonds,
                Series 1999S-3:
      17,650      0.000%, 1/01/20                                                      No Opt. Call        Aa1           10,234,176
      18,470      0.000%, 1/01/21                                                      No Opt. Call        Aa1           10,161,640
-----------------------------------------------------------------------------------------------------------------------------------
      78,300    Total Washington                                                                                         63,450,318
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 8.2% (5.3% OF TOTAL INVESTMENTS)

         650    Badger Tobacco Asset Securitization Corporation, Wisconsin,          6/12 at 100.00        BBB              666,276
                  Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%,
                  6/01/17

       1,690    Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,      11/14 at 100.00        Aaa            1,833,616
                  5.000%, 11/01/29 (Pre-refunded 11/01/14) - FSA Insured

         560    Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,      11/14 at 100.00        Aaa              579,886
                  5.000%, 11/01/29 - FSA Insured

       3,810    La Crosse, Wisconsin, Industrial Development Revenue Refunding      12/08 at 102.00        AAA            3,954,551
                  Bonds, Dairyland Power Cooperative, Series 1997C, 5.550%,
                  2/01/15 - AMBAC Insured

       7,410    Wisconsin Health and Educational Facilities Authority, Revenue      11/16 at 100.00        AA             7,450,014
                  Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, FH Healthcare Development Inc., Series 1999:
       8,375      6.250%, 11/15/20 (Pre-refunded 11/15/09)                          11/09 at 101.00      N/R (4)          8,903,128
       5,000      6.250%, 11/15/28 (Pre-refunded 11/15/09)                          11/09 at 101.00      N/R (4)          5,315,300

       4,180    Wisconsin Health and Educational Facilities Authority, Revenue       5/09 at 101.00         A             4,247,423
                  Bonds, Kenosha Hospital and Medical Center Inc., Series 1999,
                  5.625%, 5/15/29

      12,700    Wisconsin Health and Educational Facilities Authority, Revenue       8/09 at 101.00        Aaa           13,124,307
                  Bonds, Mercy Health System Corporation, Series 1999, 5.500%,
                  8/15/25 - AMBAC Insured

       2,200    Wisconsin Health and Educational Facilities Authority, Revenue       8/13 at 100.00        A-             2,105,818
                  Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                  8/15/33
-----------------------------------------------------------------------------------------------------------------------------------
      46,575    Total Wisconsin                                                                                          48,180,319
-----------------------------------------------------------------------------------------------------------------------------------
$  1,073,415    Total Long-Term Investments (cost $856,231,621) - 153.3%                                                897,527,949
============-----------------------------------------------------------------------------------------------------------------------


     |  Nuveen Dividend Advantage Municipal Fund (continued)
NAD  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

$      2,000    California Housing Finance Agency, Home Mortgage Revenue                                  A-1+       $    2,000,000
                  Bonds, Variable Rate Demand  Obligations, Series 2001U, 3.610%,
                  8/01/32 - MBIA Insured (Alternative Minimum Tax) (5)

       1,000    California Statewide Economic Recovery, Variable Rate                                     A-1+            1,000,000
                  Demand Obligations, Series 2004C-16, 3.130%, 7/01/23 -
                  FSA Insured (5)

       1,000    Moffat County, Colorado, Pollution Control Revenue                                         A-1            1,000,000
                  Refunding Bonds, Pacificorp Projects, Variable Rate Demand
                  Obligations, Series 1994, 3.580%, 5/01/13 - AMBAC Insured (5)

       5,050    Puerto Rico Government Development Bank, Adjustable                                       A-1+            5,050,000
                  Refunding Bonds, Variable Rate Demand Obligations, Series 1985,
                  3.200%, 12/01/15 - MBIA Insured (5)
-----------------------------------------------------------------------------------------------------------------------------------
$      9,050    Total Short-Term Investments (cost $9,050,000)                                                            9,050,000
============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $865,281,621) - 154.8%                                                          906,577,949
                -------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (5.7)%                                                                      (33,200,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      7,117,822
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                       (295,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  585,495,771
                ===================================================================================================================


      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Dividend Advantage Municipal Fund 2
NXZ  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.4% (2.9% OF TOTAL INVESTMENTS)

$     18,500    Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series      6/11 at 101.00      A2 (4)      $   20,030,320
                  2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       2,955    Northern Tobacco Securitization Corporation, Alaska, Tobacco         6/11 at 100.00        AAA            3,150,769
                  Settlement Asset-Backed Bonds, Series 2001, 5.500%, 6/01/29
                  (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.7% (0.5% OF TOTAL INVESTMENTS)

       3,120    Phoenix, Arizona, Civic Improvement Corporation, Senior Lien         7/12 at 100.00        Aaa            3,183,086
                  Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC
                  Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

       1,525    Arkansas Development Finance Authority, Single Family Mortgage       1/12 at 100.00        AAA            1,541,577
                  Revenue Bonds, GNMA Mortgage-Backed Securities Program, Series
                  2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.4% (5.5% OF TOTAL INVESTMENTS)

       6,000    California Educational Facilities Authority, Revenue Bonds,          6/11 at 101.00        AAA            6,213,900
                  Stanford University, Series 2001Q, 5 12/01/32

      11,200    California, General Obligation Bonds, Series 2003, 5.250%,           8/13 at 100.00        A+            11,710,048
                  2/01/28

       6,525    Golden State Tobacco Securitization Corporation, California,         6/15 at 100.00        AAA            7,279,421
                  Enhanced Tobacco Settle Revenue Bonds, Residual Trust 07-1035,
                  7.879%, 6/01/45 - FGIC Insured (IF)

       1,000    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00        BBB              879,680
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1,
                  5.125%, 6/01/47

       5,000    Golden State Tobacco Securitization Corporation, California,         6/13 at 100.00        AAA            5,791,400
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%,
                  6/01/39 (Pre-refunded 6/01/13)

       6,000    Los Angeles Regional Airports Improvement Corporation,              12/12 at 102.00         B             6,523,140
                  California, Sublease Revenue Bonds, Los Angeles International
                  Airport, American Airlines Inc. Terminal 4 Project, Series
                  2002C, 7 12/01/24 (Alternative Minimum Tax)

         135    Yuba County Water Agency, California, Yuba River Development         3/08 at 100.00       Baa3              134,757
                  Revenue Bonds, Pacific Gas and Electric Company, Series 1966A,
                  4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------------
      35,860    Total California                                                                                         38,532,346
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.2% (4.8% OF TOTAL INVESTMENTS)

       2,625    Colorado Educational and Cultural Facilities Authority, Charter      8/11 at 100.00        AAA            2,963,021
                  School Revenue Bonds, Peak-to-Peak Charter School, Series 2001,
                  7.500%, 8/15/21 (Pre-refunded 8/15/11)

                Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
       1,790      7.501% 11/15/23 - FGIC Insured (IF)                               11/16 at 100.00        AAA            2,035,499
       3,300      5.000 11/15/24 - FGIC Insured (UB)                                11/16 at 100.00        AAA            3,455,067
       1,445      7.501 11/15/25 - FGIC Insured (IF)                                11/16 at 100.00        AAA            1,643,182

      10,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,       9/10 at 31.42        AAA            2,831,900
                  Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) - MBIA
                  Insured

       1,280    Eagle County Air Terminal Corporation, Colorado, Airport             5/11 at 101.00        N/R            1,349,530
                  Terminal Revenue Bonds, Series 2001, 7 5/01/31 (Alternative
                  Minimum Tax)

         755    Jefferson County School District R1, Colorado, General              12/14 at 100.00        AAA              795,279
                  Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured


     |  Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$      5,000    Northwest Parkway Public Highway Authority, Colorado, Revenue        6/11 at 102.00        AAA       $    5,210,650
                  Bonds, Senior Series 2001A, 5.250%, 6/15/41 - FSA Insured

                Northwest Parkway Public Highway Authority, Colorado, Senior
                Lien Revenue Bonds, Series 2001B:
      22,000      0.000%, 6/15/28 - FSA Insured                                       6/11 at 35.65        AAA            6,711,100
      17,650      0.000%, 6/15/29 - AMBAC Insured                                     6/11 at 33.45        AAA            5,052,489

       1,000    Plaza Metropolitan District 1, Lakewood, Colorado, Tax               6/14 at 101.00        N/R            1,074,960
                  Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
      66,845    Total Colorado                                                                                           33,122,677
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.3% (0.9% OF TOTAL INVESTMENTS)

       1,075    District of Columbia Tobacco Settlement Corporation, Tobacco         5/11 at 101.00        BBB            1,113,980
                  Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

       5,000    Washington Convention Center Authority, District of Columbia,       10/16 at 100.00        AAA            4,870,700
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007A, 4.500%,
                  10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,075    Total District of Columbia                                                                                5,984,680
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0% (3.3% OF TOTAL INVESTMENTS)

      15,000    Jacksonville, Florida, Transportation Revenue Bonds, Series         10/11 at 100.00        AAA           15,667,500
                  2001, 5.250%, 10/01/29 -  MBIA Insured

       4,000    Miami-Dade County Health Facility Authority, Florida, Hospital       8/11 at 101.00        AAA            4,255,560
                  Revenue Refunding Bonds, Miami Children's Hospital, Series
                  2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) - AMBAC Insured

       3,000    Miami-Dade County, Florida, Aviation Revenue Bonds, Miami           10/12 at 100.00        AAA            3,076,860
                  International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                  Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      22,000    Total Florida                                                                                            22,999,920
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.3% (1.5% OF TOTAL INVESTMENTS)

                Honolulu Board of Water Supply, Hawaii, Water System Revenue
                  Bonds, Series 2001:
       3,000      5.250%, 7/01/26 (Pre-refunded 7/01/11) - FSA Insured               7/11 at 100.00        AAA             3,179,58
       6,725      5.250%, 7/01/31 (Pre-refunded 7/01/11) - FSA Insured               7/11 at 100.00        AAA             7,127,55
------------------------------------------------------------------------------------------------------------------------------------
       9,725    Total Hawaii                                                                                             10,307,139
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.9% (7.8% OF TOTAL INVESTMENTS)

       3,620    Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing      12/11 at 100.00        A+             3,697,721
                  Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%,
                  12/20/42 (Alternative Minimum Tax)

       1,005    Chicago, Illinois, FNMA/GNMA Collateralized Single Family            4/11 at 105.00        AAA            1,026,658
                  Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32
                  (Alternative Minimum Tax)

       3,985    Chicago, Illinois, General Obligation Bonds, Series 2001A,           1/11 at 101.00        AAA            4,161,137
                  5.250%, 1/01/33 - MBIA Insured

      11,285    Chicago, Illinois, General Obligation Bonds, Series 2001A,           1/11 at 101.00        AAA           11,974,401
                  5.250%, 1/01/33 (Pre-refunded 1/01/11) - MBIA Insured

       3,180    Illinois Development Finance Authority, Revenue Bonds, Chicago      12/12 at 100.00      BBB (4)          3,567,388
                  Charter School Foundation, Series 2002A, 6.250%, 12/01/32
                  (Pre-refunded 12/01/12)

         910    Illinois Development Finance Authority, Revenue Bonds, Illinois      9/11 at 100.00        AAA              957,347
                  Wesleyan University, Series 2001, 5.500%, 9/01/32 - AMBAC
                  Insured

       4,090    Illinois Development Finance Authority, Revenue Bonds, Illinois      9/11 at 100.00        Aaa            4,381,617
                  Wesleyan University, Series 2001, 5.500%, 9/01/32 (Pre-refunded
                  9/01/11) - AMBAC Insured

       3,100    Illinois Development Finance Authority, Revenue Bonds,               5/11 at 101.00      A- (4)           3,381,604
                  Midwestern University, Series 2001B, 6.000%, 5/15/31
                  (Pre-refunded 5/15/11)

       3,150    Illinois Finance Authority, Revenue Bonds, Palos Community           5/17 at 100.00        AAA            3,435,390
                  Hospital, Series 2007A, Residuals 07-1028, 7.491%, 5/15/32 -
                  MBIA Insured (IF)

       5,000    Illinois Health Facilities Authority, Revenue Bonds, Edward          2/11 at 101.00        AAA            5,308,350
                  Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34
                  (Pre-refunded 2/15/11) - FSA Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      2,500    Illinois Housing Development Authority, Homeowner Mortgage           2/16 at 100.00        AA        $    2,504,825
                  Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative
                  Minimum Tax)

       2,275    Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16      6/11 at 100.00        AAA            2,424,445
       4,980      Metropolitan Pier and Exposition Authority, Illinois, Revenue     12/07 at 101.00        AAA            5,016,404
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A, 5.250%, 6/15/27 - AMBAC Insured

       1,000    Montgomery, Illinois, Lakewood Creek Project Special Assessment      3/16 at 100.00        AA               945,950
                  Bonds, Series 2007, 4.700%, 3/01/30 - RAAI Insured

       3,360    Northfield Township High School District Number 225, Cook            12/16 at 69.01        AAA            1,450,075
                  County, Illinois, Glenbrook, General Obligation School Bonds,
                  Series 2007B, 0.000%, 12/01/24
------------------------------------------------------------------------------------------------------------------------------------
      53,440    Total Illinois                                                                                           54,233,312
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.7% (3.1% OF TOTAL INVESTMENTS)

       2,000    Indiana Health Facility Financing Authority, Hospital Revenue        9/11 at 100.00        A-             2,001,580
                  Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31

       2,500    Indiana Health Facility Financing Authority, Hospital Revenue          No Opt. Call        AAA            2,850,200
                  Refunding Bonds, Columbus Regional Hospital, Series 1993,
                  7.000%, 8/15/15 - FSA Insured

       4,000    Indiana Transportation Finance Authority, Highway Revenue            6/13 at 100.00        AAA            4,162,280
                  Bonds, Series 2003A, 5.000%, 6/01/23 - FSA Insured

       6,000    Indiana Transportation Finance Authority, Highway Revenue            6/13 at 100.00        AAA            6,432,240
                  Bonds, Series 2003A, 5.000%, 6/01/24 (Pre-refunded 6/01/13) -
                  FSA Insured

       6,100    St. Joseph County Hospital Authority, Indiana, Revenue Bonds,        2/09 at 102.00        BBB            6,234,078
                  Madison Center Inc., Series 1999, 5.800%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
      20,600    Total Indiana                                                                                            21,680,378
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.2% (0.2% OF TOTAL INVESTMENTS)

       1,000    Iowa Higher Education Loan Authority, Private College Facility      10/12 at 100.00       A (4)           1,084,650
                  Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28
                  (Pre-refunded 10/01/12) - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.8% (2.5% OF TOTAL INVESTMENTS)

      17,000    Wichita, Kansas, Hospital Facilities Revenue Refunding and          11/11 at 101.00        A+            17,555,560
                  Improvement Bonds, Via Christi Health System Inc., Series
                  2001-III, 5.625%, 11/15/31
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 5.0% (3.3% OF TOTAL INVESTMENTS)

       3,960    Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series        5/16 at 100.00        AAA            3,804,451
                  2006, 4.500%, 5/01/41 - FGIC Insured (UB)

      18,825    Tobacco Settlement Financing Corporation, Louisiana, Tobacco         5/11 at 101.00        BBB           18,831,777
                  Settlement Asset-Backed Bonds,
                  Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
      22,785    Total Louisiana                                                                                          22,636,228
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.4% (2.3% OF TOTAL INVESTMENTS)

      15,585    Massachusetts Turnpike Authority, Metropolitan Highway System        1/08 at 101.00        AAA           15,670,718
                  Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 14.3% (9.4% OF TOTAL INVESTMENTS)

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
      20,000      5.500%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured              7/11 at 101.00        AAA           21,529,600
      15,390      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured              7/11 at 100.00        AAA           16,300,319
      14,610      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured              7/11 at 100.00        AAA           15,474,182

       4,000    Michigan Municipal Bond Authority, Public School Academy            10/09 at 102.00        Ba1            4,175,080
                  Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                  School, Series 2001A, 8.000%, 10/01/31

       2,000    Michigan State Hospital Finance Authority, Hospital Revenue          8/08 at 101.00        BB-            1,954,500
                  Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                  5.125%, 8/15/18


     |  Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
$      2,000      6.250%, 8/15/13                                                    2/08 at 100.00        BB-       $    2,000,480
       4,000      6.500%, 8/15/18                                                    2/08 at 100.00        BB-            4,001,400
------------------------------------------------------------------------------------------------------------------------------------
      62,000    Total Michigan                                                                                           65,435,561
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.2% (2.1% OF TOTAL INVESTMENTS)

      14,000    Minneapolis-St. Paul Metropolitan Airports Commission,               1/11 at 100.00        AAA           14,729,820
                  Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32
                  (Pre-refunded 1/01/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.9% (3.2% OF TOTAL INVESTMENTS)

      21,000    Missouri Health and Educational Facilities Authority, Revenue        6/11 at 101.00        AAA           22,401,330
                  Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                  (Pre-refunded 6/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       2,600    Montana Board of Housing, Single Family Program Bonds, Series       12/10 at 100.00        AA+            2,625,350
                  2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.4% (4.9% OF TOTAL INVESTMENTS)

      12,275    Director of Nevada State Department of Business and Industry,        1/10 at 100.00        AAA           12,595,623
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.375%, 1/01/40 - AMBAC Insured

       3,500    Director of Nevada State Department of Business and Industry,        1/10 at 102.00        N/R            3,380,020
                  Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series
                  2000, 7.375%, 1/01/40

       2,330    Henderson, Nevada, Healthcare Facility Revenue Bonds, Catholic       7/08 at 101.00       A (4)           2,379,513
                  Healthcare West, Series 1998A, 5.250%, 7/01/18 (Pre-refunded
                  7/01/08)

       8,000    Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds,      7/17 at 100.00         A             8,145,120
                  Catholic Healthcare West, Series 2007B, 5.250%, 7/01/31 (UB)

       7,000    Reno, Nevada, Health Facilities Revenue Bonds, Catholic              7/17 at 100.00         A             7,137,760
                  Healthcare West, Series 2007A, 5.250%, 7/01/31 (UB)
------------------------------------------------------------------------------------------------------------------------------------
      33,105    Total Nevada                                                                                             33,638,036
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 2.1% (1.4% OF TOTAL INVESTMENTS)

       8,000    New Hampshire Business Finance Authority, Pollution Control         10/08 at 102.00       Baa1            8,219,600
                  Remarketed Revenue Refunding Bonds, Connecticut Light and Power
                  Company, Series 1992A, 5.850%, 12/01/22

       1,210    New Hampshire Housing Finance Authority, Single Family Mortgage      5/11 at 100.00        Aa2            1,229,058
                  Acquisition Bonds, Series 2001A, 5.700%, 1/01/31
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,210    Total New Hampshire                                                                                       9,448,658
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.4% (1.6% OF TOTAL INVESTMENTS)

       3,995    New Jersey Economic Development Authority, Special Facilities       11/10 at 101.00         B             4,145,012
                  Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                  11/15/30 (Alternative Minimum Tax)

         415    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/12 at 100.00        AAA              445,212
                  Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                  (Pre-refunded 6/01/12)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
       2,200      6.375%, 6/01/32 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA            2,499,662
         425      6.750%, 6/01/39 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA              492,035
       3,085      6.250%, 6/01/43 (Pre-refunded 6/01/13)                             6/13 at 100.00        AAA            3,494,225
------------------------------------------------------------------------------------------------------------------------------------
      10,120    Total New Jersey                                                                                         11,076,146
------------------------------------------------------------------------------------------------------------------------------------



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 5.4% (3.5% OF TOTAL INVESTMENTS)

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
$     12,000      5.500%, 8/01/25 (Pre-refunded 8/01/11)                             8/11 at 101.00      AA- (4)     $   12,917,160
      10,800      5.500%, 8/01/30 (Pre-refunded 8/01/11)                             8/11 at 101.00      AA- (4)         11,625,444
------------------------------------------------------------------------------------------------------------------------------------
      22,800    Total New Mexico                                                                                         24,542,604
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.3% (6.1% OF TOTAL INVESTMENTS)

       1,300    Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00       Baa1            1,369,238
                  Mount Sinai NYU Health Obligated Group, Series 2000A, 6.625%,
                  7/01/19

       3,600    Dormitory Authority of the State of New York, Revenue Bonds,         7/10 at 101.00     Baa1 (4)          3,925,800
                  Mount Sinai NYU Health Obligated Group, Series 2000A, 6.625%,
                  7/01/19 (Pre-refunded 7/01/10)

       6,000    Long Island Power Authority, New York, Electric System General       5/11 at 100.00        AAA            6,380,820
                  Revenue Bonds, Series 2001L, 5.375%, 5/01/33 (Pre-refunded
                  5/01/11)

      12,800    Metropolitan Transportation Authority, New York, Transportation     11/16 at 100.00        AAA           12,620,032
                  Revenue Bonds, Series 2006B, 4.500%, 11/15/32 - FSA Insured (UB)

       5,000    New York City Industrial Development Agency, New York, Special       8/12 at 101.00         B             5,598,650
                  Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                  Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)

      12,000    New York City Municipal Water Finance Authority, New York,           6/11 at 101.00        AA+           12,436,920
                  Water and Sewerage System Revenue Bonds, Fiscal Series 2001C,
                  5.125%, 6/15/33
------------------------------------------------------------------------------------------------------------------------------------
      40,700    Total New York                                                                                           42,331,460
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)

       2,950    North Carolina Capital Facilities Financing Agency, Revenue          4/13 at 100.00        AAA            3,010,564
                  Bonds, Johnson and Wales University, Series 2003A, 5.000%,
                  4/01/33 - XLCA Insured

       4,500    North Carolina Eastern Municipal Power Agency, Power System          1/09 at 102.00       Baa1            4,654,890
                  Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
       7,450    Total North Carolina                                                                                      7,665,454
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)

       2,045    North Dakota Housing Finance Agency, Home Mortgage Finance           7/10 at 100.00        Aa1            2,124,816
                  Program Refunding Bonds, Series 2001A, 5.550%, 1/01/32
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Refunding
                Bonds, Hillcrest Healthcare System, Series 1999A:
       2,655      5.125%, 8/15/10 (Pre-refunded 8/15/09)                             8/09 at 101.00        AAA            2,755,651
       1,000      5.200%, 8/15/11 (Pre-refunded 8/15/09)                             8/09 at 101.00        AAA            1,039,190
------------------------------------------------------------------------------------------------------------------------------------
       3,655    Total Oklahoma                                                                                            3,794,841
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.8% (2.5% OF TOTAL INVESTMENTS)

       8,000    Clackamas County Hospital Facility Authority, Oregon, Revenue        5/11 at 101.00        AA-            8,269,920
                  Refunding Bonds, Legacy Health System, Series 2001, 5.250%,
                  5/01/21

       9,000    Oregon Department of Administrative Services, Certificates of        5/11 at 101.00        AAA            9,212,760
                  Participation, Series 2001D, 5.000%, 5/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,000    Total Oregon                                                                                             17,482,680
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.5% (2.3% OF TOTAL INVESTMENTS)

       5,000    Allegheny County Hospital Development Authority, Pennsylvania,      11/10 at 102.00        AAA            5,905,500
                  Revenue Bonds, West Penn Allegheny Health System, Series 2000B,
                  9.250%, 11/15/30 (Pre-refunded 11/15/10)

       1,605    Carbon County Industrial Development Authority, Pennsylvania,          No Opt. Call       BBB-            1,666,359
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                  Minimum Tax)


     |  Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$      8,000    Pennsylvania Higher Educational Facilities Authority, Revenue        1/11 at 101.00        AA-       $    8,544,320
                  Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------
      14,605    Total Pennsylvania                                                                                       16,116,179
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 25.2% (16.6% OF TOTAL INVESTMENTS)

       7,500    Austin, Texas, Electric Utility System Revenue Refunding Bonds,     11/10 at 100.00        AAA            7,612,725
                  Series 2001, 5.000%, 11/15/30 - FSA Insured

                Dallas-Fort Worth International Airport Public Facility
                Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
      15,000      5.250%, 1/15/26 - FSA Insured                                      1/09 at 100.00        AAA           15,210,600
       1,750      5.200%, 1/15/31 - FSA Insured                                      1/09 at 100.00        AAA            1,773,468

       6,000    Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional      9/14 at 100.00        N/R            6,352,500
                  Health System, Series 2004A, 7.125%, 9/01/34

      10,000    Gulf Coast Industrial Development Authority, Texas, Solid Waste      4/12 at 100.00       Baa3           11,081,300
                  Disposal Revenue Bonds, Citgo Petroleum Corporation Project,
                  Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)

      30,980    Harris County-Houston Sports Authority, Texas, Junior Lien          11/11 at 100.00        AAA           31,741,484
                  Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 - MBIA
                  Insured

      40,000    Harris County-Houston Sports Authority, Texas, Senior Lien           11/30 at 54.04        AAA            6,790,000
                  Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 - MBIA
                  Insured

                Hays Consolidated Independent School District, Hays County,
                  Texas, General Obligation School Building Bonds, Series 2001:
      10,715      0.000%, 8/15/25 (Pre-refunded 8/15/11)                              8/11 at 43.18        AAA            4,020,375
      12,940      0.000%, 8/15/26 (Pre-refunded 8/15/11)                              8/11 at 40.60        AAA            4,565,879

                Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
                Convention and Entertainment Project, Series 2001B:
       5,000      0.000%, 9/01/30 - AMBAC Insured                                      No Opt. Call        AAA            1,689,050
       5,540      0.000%, 9/01/31 - AMBAC Insured                                      No Opt. Call        AAA            1,776,290

       5,000    Metro Health Facilities Development Corporation, Texas,              1/11 at 100.00        B1             5,119,900
                  Hospital Revenue Bonds, Wilson N. Jones Memorial Hospital,
                  Series 2001, 7.250%, 1/01/31

       4,390    Tarrant County, Texas, Cultural & Educational Facilities             2/17 at 100.00        AA-            4,442,417
                  Financing Corporation, Revenue Bonds, Series 2007, Residuals
                  1760-3, 7.511%, 2/15/36 (IF)

      10,500    Texas, General Obligation Bonds, Water Financial Assistance          8/11 at 100.00        Aa1           10,914,330
                  Program, Series 2001, 5.250%, 8/01/35

       2,000    Tom Green County Health Facilities Development Corporation,          5/11 at 101.00       Baa3            2,121,960
                  Texas, Hospital Revenue Bonds, Shannon Health System Project,
                  Series 2001, 6.750%, 5/15/21
------------------------------------------------------------------------------------------------------------------------------------
     167,315    Total Texas                                                                                             115,212,278
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)

       5,000    Pocahontas Parkway Association, Virginia, Senior Lien Revenue         8/08 at 23.55        AAA            1,145,350
                  Bonds, Route 895 Connector Toll Road, Series 1998B, 0.000%,
                  8/15/33 (Pre-refunded 8/15/08)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.2% (3.4% OF TOTAL INVESTMENTS)

                Seattle, Washington, Municipal Light and Power Revenue
                  Refunding and Improvement Bonds, Series 2001:
       4,820      5.500%, 3/01/19 - FSA Insured                                      3/11 at 100.00        AAA            5,082,497
       7,250      5.125%, 3/01/26 - FSA Insured                                      3/11 at 100.00        AAA            7,501,793

       7,500    Washington State Healthcare Facilities Authority, Revenue           10/11 at 100.00        AAA            7,817,175
                  Bonds, Sisters of Providence Health System, Series 2001A,
                  5.250%, 10/01/21 - MBIA Insured

         945    Washington State Tobacco Settlement Authority, Tobacco               6/13 at 100.00        BBB              991,929
                  Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%,
                  6/01/26



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (CONTINUED)

$      2,100    Washington, Certificates of Participation, Washington Convention     7/09 at 100.00        AAA       $    2,152,626
                  and Trade Center, Series 1999, 5.125%, 7/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,615    Total Washington                                                                                         23,546,020
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.1% (0.7% OF TOTAL INVESTMENTS)

       5,000    Mason County, West Virginia, Pollution Control Revenue Bonds,       10/11 at 100.00        BBB            5,049,650
                  Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,000    Wisconsin Health and Educational Facilities Authority, Revenue       5/12 at 100.00      N/R (4)          1,140,610
                  Bonds, Divine Savior Healthcare, Series 2002A, 7.375%, 5/01/26
                  (Pre-refunded 5/01/12)

       2,100    Wisconsin Health and Educational Facilities Authority, Revenue       8/13 at 100.00        A-             2,010,098
                  Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                  8/15/33
------------------------------------------------------------------------------------------------------------------------------------
       3,100    Total Wisconsin                                                                                           3,150,708
------------------------------------------------------------------------------------------------------------------------------------
$    760,335    Total Investments (cost $647,942,451) - 151.7%                                                          693,230,301
============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (5.1)%                                                                      (23,365,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      9,126,257
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)%                                                       (222,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  456,991,558
                ====================================================================================================================


      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     |  Nuveen Dividend Advantage Municipal Fund 3
NZF  |  Portfolio of INVESTMENTS

                                                                October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.6% (1.0% OF TOTAL INVESTMENTS)

$      3,500    Alabama Special Care Facilities Financing Authority, Revenue        11/16 at 100.00        AA        $    3,518,900
                  Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36

       5,655    Alabama State Port Authority, Revenue Bonds, State Docks            10/11 at 100.00        AAA            6,006,684
                  Department Facilities, Series 2001, 5.250%, 10/01/26
                  (Pre-refunded 10/01/11) - AMBAC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       9,155    Total Alabama                                                                                             9,525,584
-----------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       4,000    Alaska Student Loan Corporation, Student Loan Revenue Bonds,         7/08 at 100.00        AAA            4,033,640
                  Series 1998A, 5.250%, 7/01/14 - AMBAC Insured (Alternative
                  Minimum Tax)

       1,000    Northern Tobacco Securitization Corporation, Alaska, Tobacco         6/14 at 100.00       Baa3              850,970
                  Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
       5,000    Total Alaska                                                                                              4,884,610
-----------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Sebastian County Health Facilities Board, Arkansas, Hospital
                Revenue Improvement Bonds, Sparks Regional Medical Center,
                Series 2001A:
       1,805      5.500%, 11/01/13                                                  11/11 at 101.00       Baa2            1,894,636
       1,900      5.500%, 11/01/14                                                  11/11 at 101.00       Baa2            1,988,160
       1,745      5.250%, 11/01/21                                                  11/11 at 101.00       Baa2            1,772,187
-----------------------------------------------------------------------------------------------------------------------------------
       5,450       Total Arkansas                                                                                         5,654,983
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 14.0% (9.1% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Health
                Facility Revenue Bonds, Adventist Health System/West, Series
                2003A:
         855      5.000%, 3/01/28                                                    3/13 at 100.00         A               861,105
         140      5.000%, 3/01/33                                                    3/13 at 100.00         A               140,347

       2,900    California Health Facilities Financing Authority, Revenue           11/16 at 100.00        AA-            2,900,986
                  Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42

      10,000    California Infrastructure Economic Development Bank, First Lien      1/28 at 100.00        AAA           10,901,600
                  Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                  2003A, 5.000%, 7/01/33 (Pre-refunded 1/01/28) - AMBAC
                  Insured (UB)

       5,000    California Infrastructure Economic Development Bank, Revenue         8/11 at 102.00        A+             5,164,000
                  Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%,
                  8/01/31

      18,850    California, General Obligation Veterans Welfare Bonds, Series       12/07 at 101.00        AAA           18,925,211
                  2001BZ, 5.350%, 12/01/21 - MBIA Insured (Alternative Minimum
                  Tax)

      11,865    Golden State Tobacco Securitization Corporation, California,         6/17 at 100.00        BBB           10,437,403
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.125%, 6/01/47

                Los Angeles Regional Airports Improvement Corporation,
                California, Lease Revenue Refunding Bonds, LAXFUEL
                Corporation at Los Angeles International Airport, Series 2001:
      13,955      5.750%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)          1/12 at 100.00        AAA           14,819,652
       5,000      5.375%, 1/01/21 - AMBAC Insured (Alternative Minimum Tax)          1/12 at 100.00        AAA            5,167,850
       1,500      5.250%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)          1/12 at 100.00        AAA            1,535,925
      10,000      5.500%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)          1/12 at 100.00        AAA           10,291,200



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$     10,000    San Joaquin Hills Transportation Corridor Agency, Orange               No Opt. Call        AAA       $    2,700,800
                  County, California, Toll Road Revenue Refunding Bonds,
                  Series 1997A, 0.000%, 1/15/35 - MBIA Insured

       3,000    San Mateo County Community College District, California,               No Opt. Call        AAA            1,015,680
                  General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                  MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      93,065    Total California                                                                                         84,861,759
-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.9% (3.8% OF TOTAL INVESTMENTS)

       2,250    Canterberry Crossing Metropolitan District II, Parker,              12/12 at 100.00        N/R            2,343,263
                  Colorado, Limited Tax General Obligation Bonds, Series 2002,
                  7.375%, 12/01/32

       1,605    Colorado Educational and Cultural Facilities Authority, Charter      3/13 at 100.00      N/R (4)          1,875,539
                  School Revenue Bonds, Belle Creek Education Center, Series
                  2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)

       3,200    Colorado Educational and Cultural Facilities Authority, Charter      3/10 at 102.00      N/R (4)          3,520,736
                  School Revenue Bonds, Montessori Peaks Building Foundation,
                  Series 2002A, 8.000%, 5/01/32 (Pre-refunded 3/01/10)

       1,775    Colorado Educational and Cultural Facilities Authority, Charter      6/11 at 100.00      Ba1 (4)          1,999,893
                  School Revenue Bonds, Weld County School District 6 -
                  Frontier Academy, Series 2001, 7.375%, 6/01/31 (Pre-refunded
                  6/01/11)

       3,560    Colorado Educational and Cultural Facilities Authority, Revenue      5/16 at 102.00        N/R            3,336,468
                  Bonds, Montessori Peaks Academy, Series 2006, 5.400%, 5/01/26

       3,380    Colorado Housing Finance Authority, Multifamily Project Bonds,      10/11 at 100.00        AAA            3,426,712
                  Class I, Series 2001A-1, 5.500%, 4/01/31 (Alternative
                  Minimum Tax)

       5,000    Compark Business Campus Metropolitan District, Colorado,            12/17 at 100.00        AA             5,216,600
                  General Obligation Limited Tax Bonds, Series 2007, 5.600%,
                  12/01/34 - RAAI Insured

                Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
       5,365      5.000%, 11/15/23 - FGIC Insured (UB)                              11/16 at 100.00        AAA            5,625,256
       1,100      7.501%, 11/15/24 - FGIC Insured (IF)                              11/16 at 100.00        AAA            1,250,865
       1,445      7.501%, 11/15/25 - FGIC Insured (IF)                              11/16 at 100.00        AAA            1,643,182

       2,000    Denver City and County, Colorado, Airport System Revenue            11/11 at 100.00        AAA            2,104,360
                  Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                  Insured (Alternative Minimum Tax)

       2,000    Maher Ranch Metropolitan District 4, Colorado, General              12/17 at 100.00        AA             2,013,920
                  Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 -
                  RAAI Insured

       1,000    Plaza Metropolitan District 1, Lakewood, Colorado, Tax               6/14 at 101.00        N/R            1,074,960
                  Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
      33,680    Total Colorado                                                                                           35,431,754
-----------------------------------------------------------------------------------------------------------------------------------
                DELAWARE - 0.4% (0.2% OF TOTAL INVESTMENTS)

       1,940    Delaware Housing Authority, Multifamily Mortgage Revenue Bonds,      7/12 at 100.00        Aa3            2,009,161
                  Series 2001A, 5.400%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

       1,375    District of Columbia, Revenue Bonds, Catholic University of         10/09 at 101.00        AAA            1,429,821
                  America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured

       1,335    Washington Convention Center Authority, District of Columbia,       10/16 at 100.00        AAA            1,231,444
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                  Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)

       3,335    Washington DC Convention Center Authority, Dedicated Tax            10/16 at 100.00        AAA            3,076,304
                  Revenue Bonds, Residual Series 1730, 1731, 1736, 6.093%,
                  10/01/30 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       6,045    Total District of Columbia                                                                                5,737,569
-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.3% (1.5% OF TOTAL INVESTMENTS)

                Orange County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
       1,105      5.400%, 12/01/32 - FSA Insured                                    12/11 at 100.00        AAA            1,116,426
       2,195      5.450%, 12/01/41 - FSA Insured                                    12/11 at 100.00        AAA            2,215,260

     |  Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$      4,175    Pace Property Finance Authority Inc., Florida, Utility System        3/08 at 102.00        AAA       $    4,263,969
                  Improvement and Revenue Refunding Bonds, Series 1997,
                  5.250%, 9/01/17 - AMBAC Insured

       5,455    South Miami Health Facilities Authority, Florida, Hospital           8/17 at 100.00        AA-            5,423,416
                  Revenue, Baptist Health System Obligation Group, Series
                  2007, 5.000%, 8/15/42

       1,000    Tolomato Community Development District, Florida, Special            5/18 at 100.00        N/R            1,001,650
                  Assessment Bonds, Series 2007, 6.650%, 5/01/40
-----------------------------------------------------------------------------------------------------------------------------------
      13,930    Total Florida                                                                                            14,020,721
-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4% (1.6% OF TOTAL INVESTMENTS)

       5,000    Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,       1/10 at 101.00        AAA            5,183,550
                  5.625%, 1/01/30 - FGIC Insured (Alternative Minimum Tax)

       2,700    Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station            12/11 at 101.00        AAA            3,166,614
                  Project, Series 2001, 7.900%, 12/01/24 (Pre-refunded
                  12/01/11)

       2,000    Fulton County Residential Care Facilities Authority, Georgia,        7/17 at 100.00        N/R            1,745,740
                  Revenue Bonds, Elderly Care, Lenbrook Square Project, Series
                  2006A, 5.125%, 7/01/42

       3,740    Gainesville and Hall County Hospital Authority, Georgia,             5/11 at 100.00      A- (4)           3,970,870
                  Revenue Anticipation Certificates, Northeast Georgia Health
                  Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded
                  5/15/11)

         500    Gainesville Redevelopment Authority, Georgia, Educational            3/17 at 100.00        N/R              475,955
                  Facilities Revenue Bonds, Riverside Military Academy
                  Project, Series 2007, 5.125%, 3/01/37
-----------------------------------------------------------------------------------------------------------------------------------
      13,940    Total Georgia                                                                                            14,542,729
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 19.5% (12.7% OF TOTAL INVESTMENTS)

      16,000    Chicago Greater Metropolitan Water Area Sanitary District,          12/16 at 100.00        AAA           17,507,680
                  Illinois, General Obligation Bonds, Series 2006, 5.000%,
                  12/01/35 (UB)

       8,375    Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,      1/11 at 101.00        AAA            8,748,525
                  5.500%, 1/01/19 - FSA Insured (Alternative Minimum Tax)

       1,750    Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,             7/08 at 102.00        AAA            1,797,775
                  5.250%, 1/01/28 - FGIC Insured

       4,950    Chicago, Illinois, Second Lien Passenger Facility Charge             1/11 at 101.00        AAA            5,055,435
                  Revenue Bonds, O'Hare International Airport, Series 2001A,
                  5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

       8,610    Chicago, Illinois, Second Lien Wastewater Transmission Revenue       1/11 at 100.00        AAA            9,122,812
                  Bonds, Series 2001A, 5.500%, 1/01/26 (Pre-refunded 1/01/11)
                  - AMBAC Insured

       2,220    Chicago, Illinois, Second Lien Wastewater Transmission Revenue         No Opt. Call        AAA            2,465,443
                  Bonds, Series 2001A, 5.500%, 1/01/16 - MBIA Insured

      10,000    Chicago, Illinois, Senior Lien Water Revenue Bonds, Series          11/11 at 100.00        AAA           10,557,300
                  2001, 5.000%, 11/01/26 (Pre-refunded 11/01/11) - AMBAC
                  Insured

       1,665    Chicago, Illinois, Third Lien General Airport Revenue Bonds,         1/16 at 100.00        AAA            1,713,818
                  O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                  FGIC Insured

       2,415    Illinois Finance Authority, General Obligation Debt                 12/14 at 100.00        Aaa            2,504,500
                  Certificates, Local Government Program - Kankakee County,
                  Series 2005B, 5.000%, 12/01/24 - AMBAC Insured

       2,385    Illinois Finance Authority, Revenue Bonds, Sherman Health            8/17 at 100.00        A-             2,394,612
                  Systems, Series 2007A, 5.500%, 8/01/37

       1,100    Illinois Health Facilities Authority, Revenue Bonds, Condell         5/10 at 101.00       Baa2            1,147,091
                  Medical Center, Series 2000, 6.500%, 5/15/30

       9,000    Illinois Health Facilities Authority, Revenue Bonds, Covenant       12/11 at 101.00        BBB            9,283,410
                  Retirement Communities Inc., Series 2001, 5.875%, 12/01/31

      15,000    Illinois Health Facilities Authority, Revenue Bonds, Loyola          7/11 at 100.00     Baa2 (4)         16,275,900
                  University Health System, Series 2001A, 6.125%, 7/01/31
                  (Pre-refunded 7/01/11)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      5,000    Lake County School District 38, Big Hallow, Illinois, General          No Opt. Call        Aaa       $    2,615,250
                  Obligation Bonds, Series 2005, 0.000%, 2/01/22 - AMBAC Insured

       7,000    Lombard Public Facilities Corporation, Illinois, First Tier          1/16 at 100.00        N/R            7,476,210
                  Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                  7.125%, 1/01/36

      16,900    Metropolitan Pier and Exposition Authority, Illinois, Revenue       12/09 at 101.00        AAA           17,473,248
                  Bonds, McCormick Place Expansion Project, Series 1999A,
                  5.250%, 12/15/28 - FGIC Insured

       2,000    Metropolitan Pier and Exposition Authority, Illinois, Revenue          No Opt. Call        AAA            2,279,040
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1998A, 5.500%, 6/15/29 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
     114,370    Total Illinois                                                                                          118,418,049
-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.9% (3.8% OF TOTAL INVESTMENTS)

                Clark-Pleasant Community School Building Corporation, Indiana,
                First Mortgage Bonds, Series 2001:
       1,255      5.000%, 7/15/21 (Pre-refunded 1/15/12) - AMBAC Insured             1/12 at 100.00        AAA            1,326,698
       1,000      5.000%, 1/15/26 (Pre-refunded 1/15/12) - AMBAC Insured             1/12 at 100.00        AAA            1,057,130

                Evansville Vanderburgh Public Library Lease Corporation,
                Indiana, First Mortgage Bonds, Series 2001:
       2,000      5.750%, 7/15/18 (Pre-refunded 1/15/12) - MBIA Insured              1/12 at 100.00        AAA            2,172,400
       2,750      5.125%, 1/15/24 (Pre-refunded 1/15/12) - MBIA Insured              1/12 at 100.00        AAA            2,920,445

       1,250    Hamilton Southeastern Cumberland Campus School Building              1/12 at 100.00        AAA            1,327,475
                  Corporation, Indiana, First Mortgage Bonds, Series 2001,
                  5.125%, 1/15/23 (Pre-refunded 1/15/12) - AMBAC Insured

       9,500    Indiana Educational Facilities Authority, Revenue Bonds, Butler      2/11 at 100.00        AAA            9,926,645
                  University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

       4,230    Indiana Finance Authority, Educational Facilities Revenue            6/15 at 100.00        Aa3            4,357,619
                  Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24

       2,800    Indiana Health Facility Financing Authority, Revenue Bonds,          5/15 at 100.00        AAA            2,860,564
                  Community Hospitals of Indiana, Series 2005A, 5.000%,
                  5/01/35 - AMBAC Insured

       3,500    University of Southern Indiana, Student Fee Bonds, Series           10/11 at 100.00        Aaa            3,646,860
                  2001H, 5.000%, 10/01/21 - AMBAC Insured

                Vigo County, Indiana, Hospital Authority, Union Hospital,
                Revenue Bonds, Series 2007:
       2,500      5.750%, 9/01/42                                                    9/17 at 100.00        N/R            2,408,875
       2,500      5.800%, 9/01/47                                                    9/17 at 100.00        N/R            2,424,350

       1,090    Wayne County Jail Holding Corporation, Indiana, First Mortgage       1/13 at 101.00        AAA            1,198,411
                  Bonds, Series 2001, 5.500%, 7/15/22 (Pre-refunded 1/15/13) -
                  AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      34,375    Total Indiana                                                                                            35,627,472
-----------------------------------------------------------------------------------------------------------------------------------
                IOWA - 5.9% (3.9% OF TOTAL INVESTMENTS)

       2,000    Iowa Finance Authority, Healthcare Revenue Bonds, Great River        5/11 at 100.00        Aaa            2,046,220
                  Medical Center, Series 2001, 5.250%, 5/15/31 - FSA Insured

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
      28,000      5.300%, 6/01/25 (Pre-refunded 6/01/11)                             6/11 at 101.00        AAA           29,633,517
       3,950      5.600%, 6/01/35 (Pre-refunded 6/01/11)                             6/11 at 101.00        AAA            4,254,229
-----------------------------------------------------------------------------------------------------------------------------------
      33,950    Total Iowa                                                                                               35,933,966
-----------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)

                Manhattan Health Care Facility Revenue Bonds, Kansas,
                Meadowlarks Hills Retirement, Series 2007B:
       1,000      5.125%, 5/15/37                                                    5/14 at 103.00        N/R              927,670
       1,000      5.125%, 5/15/42                                                    5/14 at 103.00        N/R              920,620
-----------------------------------------------------------------------------------------------------------------------------------
       2,000    Total Kansas                                                                                              1,848,290
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.2% (2.1% OF TOTAL INVESTMENTS)

$     18,500    Louisville and Jefferson County Metropolitan Sewer District,        11/11 at 101.00        AAA       $   19,390,404
                  Kentucky, Sewer and Drainage System Revenue Bonds, Series
                  2001A, 5.125%, 5/15/27 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.9% (2.5% OF TOTAL INVESTMENTS)

       3,700    Lousiana Public Facilties Authority, Revenue Bonds, Ochsner          5/17 at 100.00        A3             3,729,415
                  Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

     19,890     Tobacco Settlement Financing Corporation, Louisiana, Tobacco         5/11 at 101.00        BBB           19,897,159
                  Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
      23,590    Total Louisiana                                                                                          23,626,574
-----------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Maine State Housing Authority, Single Family Mortgage Purchase
                Bonds, Series 2001B:
       4,610      5.400%, 11/15/21 (Alternative Minimum Tax)                        11/10 at 100.00        AA+            4,674,909
       1,610      5.500%, 11/15/32 (Alternative Minimum Tax)                        11/10 at 100.00        AA+            1,616,649
-----------------------------------------------------------------------------------------------------------------------------------
       6,220    Total Maine                                                                                               6,291,558
-----------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.6% (1.7% OF TOTAL INVESTMENTS)

       1,000    Howard County, Maryland, Retirement Community Revenue Bonds,         4/17 at 100.00        N/R              924,740
                  Vantage House, Series 2007B, 5.250%, 4/01/37

       1,570    Maryland Community Development Administration, Insured               7/11 at 100.00        Aa2            1,589,970
                  Multifamily Housing Mortgage Loan Revenue Bonds, Series
                  2001B, 5.250%, 7/01/21 (Alternative Minimum Tax)

       2,000    Maryland Economic Development Corporation, Revenue Bonds,           12/16 at 100.00        N/R            1,834,880
                  Chesapeake Bay Hyatt Conference Center, Series 2006A,
                  5.000%, 12/01/31

      10,600    Maryland Energy Financing Administration, Revenue Bonds, AES         3/08 at 100.00        N/R           10,627,666
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)

         555    Maryland Health and Higher Educational Facilities Authority,         7/17 at 100.00       BBB+              524,503
                  Revenue Bonds, Mercy Ridge Retirement Community, Series
                  2007, 4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
      15,725    Total Maryland                                                                                           15,501,759
-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.4% (0.9% OF TOTAL INVESTMENTS)

       1,375    Massachusetts Development Finance Agency, Revenue Bonds,            10/12 at 102.00       BBB-            1,305,398
                  Orchard Cove, Series 2007, 5.250%, 10/01/26

       1,000    Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00       BBB-              965,240
                  Revenue Bonds, Milton Hospital Project, Series 2005D,
                  5.250%, 7/01/30

       5,000    Massachusetts Port Authority, Special Facilities Revenue Bonds,      1/11 at 101.00        AAA            5,241,200
                  Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 - AMBAC
                  Insured (Alternative Minimum Tax)

       1,155    Massachusetts Water Resources Authority, General Revenue Bonds,      2/17 at 100.00        AAA              987,294
                  Series 2007, Residual Trust 7039, 6.272%, 8/01/46 - FSA
                  Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       8,530    Total Massachusetts                                                                                       8,499,132
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 9.7% (6.3% OF TOTAL INVESTMENTS)

      15,000    Detroit City School District, Wayne County, Michigan, Unlimited        No Opt. Call        AAA           18,107,400
                  Tax School Building and Site Improvement Bonds, Series
                  2001A, 6.000%, 5/01/29 - FSA Insured

       2,000    Garden City Hsopital Finance Authority, Michigan, Revenue            8/17 at 100.00        N/R            1,761,040
                  Bonds, Garden City Hospital Obligated Group, Series 2007A,
                  5.000%, 8/15/38

      11,000    Kent Hospital Finance Authority, Michigan, Revenue Bonds,            7/11 at 101.00      AA (4)          11,840,510
                  Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded
                  7/15/11)

       1,235    Michigan State Building Authority, Revenue Bonds, Facilities        10/11 at 100.00        A+             1,313,978
                  Program, Series 2001I, 5.500%, 10/15/18



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$      1,355    Michigan State Hospital Finance Authority, Hospital Revenue          8/08 at 101.00        BB-       $    1,306,288
                  Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                  5.250%, 8/15/23

       3,485    Michigan State Hospital Finance Authority, Hospital Revenue            No Opt. Call        AAA            3,686,085
                  Refunding Bonds, Sisters of Mercy Health Corporation, Series
                  1993P, 5.375%, 8/15/14 - MBIA Insured (ETM)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Sparrow Obligated Group, Series 2001:
       1,400      5.500%, 11/15/21 (Pre-refunded 11/15/11)                          11/11 at 101.00      A+ (4)           1,514,828
       2,500      5.625%, 11/15/31 (Pre-refunded 11/15/11)                          11/11 at 101.00      A+ (4)           2,716,725

       3,500    Michigan State Hospital Finance Authority, Revenue Bonds,           12/16 at 100.00        Aa2            3,547,040
                  Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

      12,640    Royal Oak Hospital Finance Authority, Michigan, Hospital            11/11 at 100.00        AAA           12,979,258
                  Revenue Bonds, William Beaumont Hospital, Series 2001M,
                  5.250%, 11/15/31 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
      54,115    Total Michigan                                                                                           58,773,152
-----------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

       2,305    Dakota County Community Development Agency, Minnesota, GNMA         10/11 at 105.00        Aaa            2,418,083
                  Collateralized Multifamily Housing Revenue Bonds, Rose
                  Apartments Project, Series 2001, 6.350%, 10/20/37
                  (Alternative Minimum Tax)

       1,375    Saint Paul Port Authority, Minnesota, Lease Revenue Bonds,           8/16 at 100.00        N/R            1,243,165
                  Regions Hospital Parking Ramp Project, Series 2007-1,
                  5.000%, 8/01/36
-----------------------------------------------------------------------------------------------------------------------------------
       3,680    Total Minnesota                                                                                           3,661,248
-----------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.9% (0.6% OF TOTAL INVESTMENTS)

       2,155    Mississippi Business Finance Corporation, GNMA Collateralized        5/09 at 103.00        AAA            2,193,984
                  Retirement Facility Mortgage Revenue Refunding Bonds,
                  Aldersgate Retirement Community Inc. Project, Series 1999A,
                  5.450%, 5/20/34

       3,000    Mississippi Hospital Equipment and Facilities Authority,             9/14 at 100.00        N/R            3,040,500
                  Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                  5.000%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
       5,155    Total Mississippi                                                                                         5,234,484
-----------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.9% (1.9% OF TOTAL INVESTMENTS)

       1,495    Cape Girardeau County Industrial Development Authority,              6/17 at 100.00        N/R            1,428,218
                  Missouri, Health Facilities Revenue Bonds, Southeast
                  Missouri Hospital Association, Series 2007, 5.000%, 6/01/36

       1,000    Clinton County Industrial Development Authority, Missouri,          12/17 at 100.00        N/R              902,210
                  Revenue Bonds, Cameron Regional Medical Center, Series 2007,
                  5.000%, 12/01/32

       1,825    Fenton, Missouri, Tax Increment Refunding and Improvement           10/12 at 100.00      N/R (4)          2,035,678
                  Revenue Bonds, Gravois Bluffs Redevelopment Project, Series
                  2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)

                Missouri Development Finance Board, Cultural Facilities Revenue
                Bonds, Nelson Gallery Foundation, Series 2001A:
       3,335      5.250%, 12/01/19 - MBIA Insured                                   12/11 at 100.00        AAA            3,520,726
       3,510      5.250%, 12/01/20 - MBIA Insured                                   12/11 at 100.00        AAA            3,705,472
       3,695      5.250%, 12/01/21 - MBIA Insured                                   12/11 at 100.00        AAA            3,900,775
       2,040      5.250%, 12/01/22 - MBIA Insured                                   12/11 at 100.00        AAA            2,142,959
-----------------------------------------------------------------------------------------------------------------------------------
      16,900    Total Missouri                                                                                           17,636,038
-----------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       5,000    Montana Board of Investments, Exempt Facility Revenue Bonds,         7/10 at 101.00        B2             5,066,750
                  Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.6% (1.1% OF TOTAL INVESTMENTS)

                Nebraska Investment Finance Authority, Single Family Housing
                Revenue Bonds, Series 2001D:
$      2,250      5.250%, 9/01/21 (Alternative Minimum Tax)                          9/11 at 100.00        AAA       $    2,261,228
       3,025      5.375%, 9/01/32 (Alternative Minimum Tax)                          9/11 at 100.00        AAA            3,039,823

       4,490    Omaha Public Power District, Nebraska, Separate Electric System      2/17 at 100.00        AAA            4,626,137
                  Revenue Bonds, Nebraska City 2, Series 2006A, 5.000%,
                  2/01/49 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       9,765    Total Nebraska                                                                                            9,927,188
-----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.8% (1.1% OF TOTAL INVESTMENTS)

       2,000    Director of Nevada State Department of Business and Industry,        1/10 at 100.00        AAA            2,052,240
                  Revenue Bonds, Las Vegas Monorail Project, First Tier,
                  Series 2000, 5.375%, 1/01/40 - AMBAC Insured

       4,000    Director of Nevada State Department of Business and Industry,        1/10 at 102.00        N/R            3,862,880
                  Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                  Series 2000, 7.375%, 1/01/40

         205    Nevada Housing Division, Single Family Mortgage Bonds, Senior        4/08 at 101.50        Aaa              206,439
                  Series 1998A-1, 5.300%, 4/01/18 (Alternative Minimum Tax)

       4,290    University of Nevada, Revenue Bonds, Community College System,       1/12 at 100.00        AAA            4,574,213
                  Series 2001A, 5.250%, 7/01/26 (Pre-refunded 1/01/12) - FGIC
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
      10,495    Total Nevada                                                                                             10,695,772
-----------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4% (0.2% OF TOTAL INVESTMENTS)

       2,000    New Hampshire Health and Education Authority, Hospital Revenue      10/11 at 101.00        Aaa            2,127,820
                  Bonds, Concord Hospital, Series 2001, 5.500%, 10/01/21 - FSA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.9% (2.6% OF TOTAL INVESTMENTS)

      10,000    New Jersey Economic Development Authority, Water Facilities         11/12 at 101.00        Aaa           10,237,400
                  Revenue Bonds, American Water Company, Series 2002A, 5.250%,
                  11/01/32 - AMBAC Insured (Alternative Minimum Tax)

       4,125    New Jersey Transit Corporation, Certificates of Participation,         No Opt. Call        AAA            4,504,624
                  Federal Transit Administration Grants, Series 2002A, 5.500%,
                  9/15/13 - AMBAC Insured

      20,000    New Jersey Transportation Trust Fund Authority, Transportation         No Opt. Call        AAA            7,465,800
                  System Bonds, Series 2006C, 0.000%, 12/15/28 - AMBAC Insured

       2,000    Tobacco Settlement Financing Corporation, New Jersey, Tobacco        6/17 at 100.00        BBB            1,668,640
                  Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%,
                  6/01/34
-----------------------------------------------------------------------------------------------------------------------------------
      36,125    Total New Jersey                                                                                         23,876,464
-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.0% (2.6% OF TOTAL INVESTMENTS)

         900    Albany Industrial Development Agency, New York, Revenue Bonds,       4/17 at 100.00        N/R              837,036
                  Brighter Choice Charter Schools, Series 2007A, 5.000%,
                  4/01/32

       1,780    East Rochester Housing Authority, New York, GNMA Secured            10/11 at 101.00        AAA            1,830,107
                  Revenue Bonds, Gates Senior Housing Inc., Series 2001,
                  5.300%, 4/20/31

         220    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA              190,153
                  Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 - MBIA
                  Insured (IF)

       4,360    Hudson Yards Infrastructure Corporation, New York, Revenue           2/17 at 100.00        AAA            4,162,797
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       4,155    Monroe County Airport Authority, New York, Revenue Refunding           No Opt. Call        AAA            4,503,231
                  Bonds, Greater Rochester International Airport, Series 1999,
                  5.750%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)

       7,000    New York City Industrial Development Agency, New York, American      8/16 at 101.00         B             7,949,830
                  Airlines-JFK International Airport Special Facility Revenue
                  Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)

       1,715    New York City, New York, General Obligation Bonds, Fiscal            8/12 at 100.00        AAA            1,863,330
                  Series 2002G, 5.625%, 8/01/20 - MBIA Insured

         785    New York City, New York, General Obligation Bonds, Fiscal            8/12 at 100.00        Aaa              858,272
                  Series 2002G, 5.625%, 8/01/20 (Pre-refunded 8/01/12) - MBIA
                  Insured



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      2,000    New York State Tobacco Settlement Financing Corporation,             6/11 at 100.00        AA-       $    2,109,740
                  Tobacco Settlement Asset-Backed and State Contingency
                  Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------------
      22,915    Total New York                                                                                           24,304,496
-----------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       1,200    Charlotte-Mecklenburg Hospital Authority, North Carolina,            1/17 at 100.00        AA-            1,217,160
                  Health Care System Revenue Bonds, Carolinas Health Care,
                  5.000%, 1/15/31

       1,750    Charlotte-Mecklenburg Hospital Authority, North Carolina,            1/15 at 100.00     AA- (4)           1,876,070
                  Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                  System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)

       1,800    North Carolina Municipal Power Agency 1, Catawba Electric              No Opt. Call        A3             1,916,154
                  Revenue Bonds, Series 2003A, 5.500%, 1/01/13
-----------------------------------------------------------------------------------------------------------------------------------
       4,750    Total North Carolina                                                                                      5,009,384
-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.2% (2.1% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
       3,535      5.125%, 6/01/24                                                    6/17 at 100.00        BBB            3,412,336
         710      5.875%, 6/01/30                                                    6/17 at 100.00        BBB              701,217
         685      5.750%, 6/01/34                                                    6/17 at 100.00        BBB              661,025
       1,570      5.875%, 6/01/47                                                    6/17 at 100.00        BBB            1,524,203

       1,935    Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities         3/08 at 101.50        AAA            1,956,924
                  Program Residential Mortgage Revenue Bonds, Series 1998A-1,
                  5.300%, 9/01/19 - FSA Insured (Alternative Minimum Tax)

       7,200    Ohio Water Development Authority, Solid Waste Disposal Revenue       9/09 at 102.00        N/R            7,414,272
                  Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                  (Alternative Minimum Tax)

                Portage County, Ohio, General Obligation Bonds, Series 2001:
       1,870      5.000%, 12/01/21 - FGIC Insured                                   12/11 at 100.00        AAA            1,952,280
       1,775      5.000%, 12/01/23 - FGIC Insured                                   12/11 at 100.00        AAA            1,843,231
-----------------------------------------------------------------------------------------------------------------------------------
      19,280    Total Ohio                                                                                               19,465,488
-----------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.6% (1.7% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Bonds, Saint
                  John Health System, Series 2007:
       6,000      5.000%, 2/15/37                                                    2/17 at 100.00        AA-            6,032,760
       2,735      5.000%, 2/15/42                                                    2/17 at 100.00        AA-            2,737,817

       2,500    Oklahoma Development Finance Authority, Revenue Refunding            8/09 at 101.00        AAA            2,616,250
                  Bonds, Hillcrest Healthcare System, Series 1999A, 5.625%,
                  8/15/29 (Pre-refunded 8/15/09)

       4,305    Tulsa County Industrial Authority, Oklahoma, Health Care            12/16 at 100.00        AA             4,328,247
                  Revenue Bonds, Saint Francis Health System, Series 2006,
                  5.000%, 12/15/36
-----------------------------------------------------------------------------------------------------------------------------------
      15,540    Total Oklahoma                                                                                           15,715,074
-----------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.5% (1.6% OF TOTAL INVESTMENTS)

       4,700    Oregon Health, Housing, Educational and Cultural Facilities         11/11 at 101.00        AAA            4,903,510
                  Authority, Revenue Bonds, PeaceHealth Project, Series 2001,
                  5.250%, 11/15/21 - AMBAC Insured

      10,000    Oregon Housing and Community Services Department, Multifamily        7/10 at 100.00        Aaa           10,174,700
                  Housing Revenue Bonds, Series 2000A, 6.050%, 7/01/42
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      14,700    Total Oregon                                                                                             15,078,210
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
       2,000      9.250%, 11/15/22 (Pre-refunded 11/15/10)                          11/10 at 102.00        AAA            2,362,200
       2,000      9.250%, 11/15/30 (Pre-refunded 11/15/10)                          11/10 at 102.00        AAA            2,362,200


     |  Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$        500    Bucks County Industrial Development Authority, Pennsylvania,         3/17 at 100.00        BBB       $      463,405
                  Charter School Revenue Bonds, School Lane Charter School,
                  Series 2007A, 5.000%, 3/15/37

       3,500    Pennsylvania Economic Development Financing Authority, Senior        1/08 at 100.00        B+             3,516,205
                  Lien Resource Recovery Revenue Bonds, Northampton Generating
                  Project, Series 1994A, 6.600%, 1/01/19 (Alternative Minimum
                  Tax)

       3,205    Philadelphia School District, Pennsylvania, General Obligation       8/12 at 100.00        AAA            3,496,815
                  Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12)
                  - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      11,205    Total Pennsylvania                                                                                       12,200,825
-----------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

       2,500    Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue       8/17 at 100.00        A+             2,585,600
                  Bonds, Series 2007A, 5.250%, 8/01/57
-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2% (0.8% OF TOTAL INVESTMENTS)

       6,850    South Carolina Transportation Infrastructure Bank, Revenue          10/11 at 100.00        Aaa            7,348,475
                  Bonds, Series 2001A, 5.500%, 10/01/22 (Pre-refunded
                  10/01/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.9% (1.3% OF TOTAL INVESTMENTS)

       3,680    Knox County Health, Educational and Housing Facilities Board,         1/17 at 30.07        A-               610,549
                  Tennessee, Hospital Revenue Refunding Bonds, Covenant
                  Health, Series 2006, 0.000%, 1/01/41

       5,210    Memphis-Shelby County Airport Authority, Tennessee, Airport          3/11 at 100.00        AAA            5,459,611
                  Revenue Bonds, Series 2001A, 5.500%, 3/01/14 - FSA Insured
                  (Alternative Minimum Tax)

         275    Sullivan County Health Educational and Housing Facilities            9/16 at 100.00       BBB+              271,557
                  Board, Tennessee, Revenue Bonds, Wellmont Health System,
                  Series 2006C, 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
         800      5.500%, 11/01/37                                                  11/17 at 100.00        N/R              809,512
       2,800      5.500%, 11/01/46                                                  11/17 at 100.00        N/R            2,809,184

         900    Tennessee Housing Development Agency, Homeownership Program          1/09 at 101.00        AA               907,002
                  Bonds, Series 1998-2, 5.350%, 7/01/23 (Alternative Minimum Tax)

         880    Tennessee Housing Development Agency, Homeownership Program          7/11 at 100.00        AA               888,844
                  Bonds, Series 2001-3A, 5.200%, 7/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
      14,545    Total Tennessee                                                                                          11,756,259
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.1% (11.8% OF TOTAL INVESTMENTS)

       5,445    Board of Regents, University of Texas System, Financing System       2/17 at 100.00        AAA            4,985,605
                  Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

       1,125    Brushy Creek Municipal Utility District, Williamson County,          6/09 at 100.00        Aaa            1,137,589
                  Texas, Combination Unlimited Tax and Revenue Refunding
                  Bonds, Series 2001, 5.125%, 6/01/26 - FSA Insured

                Collins and Denton Counties, Frisco, Texas, General Obligation
                Bonds, Series 2001:
       1,910      5.000%, 2/15/20 - FGIC Insured                                     2/11 at 100.00        AAA            1,975,055
       2,005      5.000%, 2/15/21 - FGIC Insured                                     2/11 at 100.00        AAA            2,075,797

       3,850    Dallas-Ft. Worth International Airport, Texas, Joint Revenue        11/11 at 100.00        AAA            3,976,704
                  Refunding and Improvement Bonds, Series 2001A, 5.500%,
                  11/01/35 - FGIC Insured (Alternative Minimum Tax)

       5,000    Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional      9/14 at 100.00        N/R            5,302,200
                  Health System, Series 2004A, 7.000%, 9/01/25

       4,040    Harris County, Texas, Tax and Revenue Certificates of                8/11 at 100.00        AA+            4,122,780
                  Obligation, Series 2001, 5.000%, 8/15/27

       6,000    Houston, Texas, Junior Lien Water and Sewerage System Revenue          No Opt. Call        AAA            6,912,120
                  Refunding Bonds, Series 2001B, 5.500%, 12/01/29 - MBIA
                  Insured (ETM)

       7,000    Houston, Texas, Subordinate Lien Airport System Revenue Bonds,       7/08 at 101.00        AAA            7,137,830
                  Series 1998B, 5.250%, 7/01/14 - FGIC Insured (Alternative
                  Minimum Tax)



   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Houston, Texas, Subordinate Lien Airport System Revenue
                Refunding Bonds, Series 2001A:
$      2,525      5.500%, 7/01/13 - FGIC Insured (Alternative Minimum Tax)           1/12 at 100.00        AAA       $    2,673,849
       2,905      5.500%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)           1/12 at 100.00        AAA            3,059,720

       4,735    Hutto Independent School District, Williamson County, Texas,         8/16 at 100.00        AAA            4,434,943
                  General Obligation Bonds, Series 2007, Residuals 07-1001,
                  6.678%, 8/01/43 (IF)

                Jefferson County Health Facilities Development Corporation,
                Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital
                of Southeast Texas, Series 2001:
       8,500      5.400%, 8/15/31 - AMBAC Insured                                    8/11 at 100.00        AAA            8,833,030
       8,500      5.500%, 8/15/41 - AMBAC Insured                                    8/11 at 100.00        AAA            8,870,090

      10,700    Laredo Independent School District, Webb County, Texas, General      8/11 at 100.00        AAA           11,051,174
                  Obligation Refunding Bonds, Series 2001, 5.000%, 8/01/25

       2,500    Matagorda County Navigation District 1, Texas, Collateralized          No Opt. Call        AAA            2,649,450
                  Revenue Refunding Bonds, Houston Light and Power Company,
                  Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                  Minimum Tax)

       5,430    Mineral Wells Independent School District, Pale Pinto and            2/08 at 100.00        Aaa            5,439,285
                  Parker Counties, Texas, Unlimited School Tax Building and
                  Refunding Bonds, Series 1998, 4.750%, 2/15/22

          95    North Central Texas Health Facilities Development Corporation,       2/08 at 102.00        Aaa               97,384
                  Revenue Bonds, Texas Health Resources System, Series 1997B,
                  5.375%, 2/15/26 (Pre-refunded 2/15/08) - MBIA Insured

       3,045    Port of Houston Authority, Harris County, Texas, General            10/11 at 100.00        AAA            3,181,446
                  Obligation Port Improvement Bonds, Series 2001B, 5.500%,
                  10/01/17 - FGIC Insured (Alternative Minimum Tax)

       6,300    Tarrant County, Texas, Cultural & Educational Facilities             2/17 at 100.00        AA-            6,325,074
                  Financing Corporation, Revenue Bonds, Series 2007A, 5.000%,
                  2/15/36

      10,590    Texas Department of Housing and Community Affairs, Residential       7/11 at 100.00        AAA           10,947,201
                  Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33
                  (Alternative Minimum Tax)

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
       9,110      0.000%, 8/15/37                                                     8/15 at 31.98        AAA            1,954,551
       9,110      0.000%, 8/15/40                                                     8/15 at 27.11        AAA            1,656,927
       7,110      0.000%, 8/15/44                                                     8/15 at 21.88        AAA            1,041,899
-----------------------------------------------------------------------------------------------------------------------------------
     127,530    Total Texas                                                                                             109,841,703
-----------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
       1,555      5.200%, 1/01/18 (Alternative Minimum Tax)                          7/11 at 100.00        AA-            1,594,217
         515      5.500%, 1/01/23 (Alternative Minimum Tax)                          7/11 at 100.00        Aaa              528,730

                Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1:
       1,995      4.950%, 7/01/18 (Alternative Minimum Tax)                          7/11 at 100.00        Aaa            2,013,294
         530      5.300%, 7/01/23 (Alternative Minimum Tax)                          7/11 at 100.00        Aaa              536,699
-----------------------------------------------------------------------------------------------------------------------------------
       4,595    Total Utah                                                                                                4,672,940
-----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0% (0.7% OF TOTAL INVESTMENTS)

       1,000    Chesterfield County Health Center Commission, Virginia,             12/15 at 100.00        N/R              963,930
                  Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                  5.375%, 12/01/28

       7,000    Pocahontas Parkway Association, Virginia, Senior Lien Revenue         8/08 at 77.58        AAA            5,281,780
                  Bonds, Route 895 Connector Toll Road, Series 1998B, 0.000%,
                  8/15/13 (Pre-refunded 8/15/08)
-----------------------------------------------------------------------------------------------------------------------------------
       8,000    Total Virginia                                                                                            6,245,710
-----------------------------------------------------------------------------------------------------------------------------------


     |  Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 15.1% (9.9% OF TOTAL INVESTMENTS)

                Bellingham Housing Authority, Washington, Housing Revenue
                Bonds, Varsity Village Project, Series 2001A:
$      1,000      5.500%, 12/01/27 - MBIA Insured                                   12/11 at 100.00       Aaa        $    1,053,260
       2,000      5.600%, 12/01/36 - MBIA Insured                                   12/11 at 100.00       Aaa             2,113,980

      12,955    Port of Seattle, Washington, Passenger Facility Charge Revenue      12/08 at 101.00       AAA            13,241,953
                  Bonds, Series 1998B, 5.300%, 12/01/16 - AMBAC Insured
                  (Alternative Minimum Tax)

                Port of Seattle, Washington, Revenue Bonds, Series 2001B:
       2,535      5.625%, 4/01/18 - FGIC Insured (Alternative Minimum Tax)          10/11 at 100.00       AAA             2,664,589
      16,000      5.100%, 4/01/24 - FGIC Insured (Alternative Minimum Tax)          10/08 at 100.00       AAA            16,063,200

       2,090    Public Utility District 1, Benton County, Washington, Electric      11/11 at 100.00       AAA             2,247,168
                  Revenue Refunding Bonds, Series 2001A, 5.625%, 11/01/15 -
                  FSA Insured

       5,680    Seattle, Washington, Municipal Light and Power Revenue               3/11 at 100.00       AAA             5,989,333
                  Refunding and Improvement Bonds, Series 2001, 5.500%,
                  3/01/18 - FSA Insured

       4,530    Tacoma, Washington, Solid Waste Utility Revenue Refunding           12/11 at 100.00       AAA             4,829,977
                  Bonds, Series 2001, 5.250%, 12/01/21 (Pre-refunded 12/01/11) -
                  AMBAC Insured

       3,720    Washington State Healthcare Facilities Authority, Revenue           10/11 at 100.00       Aaa             3,970,988
                  Bonds, Children's Hospital and Regional Medical Center,
                  Series 2001, 5.375%, 10/01/18 (Pre-refunded 10/01/11) -
                  AMBAC Insured

                Washington State Healthcare Facilities Authority, Revenue
                Bonds, Good Samaritan Hospital, Series 2001:
       5,480      5.500%, 10/01/21 (Pre-refunded 10/01/11) - RAAI Insured           10/11 at 101.00      AA (4)           5,922,400
      25,435      5.625%, 10/01/31 (Pre-refunded 10/01/11) - RAAI Insured           10/11 at 101.00      AA (4)          27,603,841

                Washington State Healthcare Facilities Authority, Revenue
                Bonds, Group Health Cooperative of Puget Sound, Series 2001:
       3,005      5.375%, 12/01/17 - AMBAC Insured                                  12/11 at 101.00       AAA             3,172,469
       2,915      5.375%, 12/01/18 - AMBAC Insured                                  12/11 at 101.00       AAA             3,069,582
-----------------------------------------------------------------------------------------------------------------------------------
      87,345    Total Washington                                                                                         91,942,740
-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.4% (2.8% OF TOTAL INVESTMENTS)

                Appleton, Wisconsin, Waterworks Revenue Refunding Bonds, Series 2001:
       3,705      5.375%, 1/01/20 (Pre-refunded 1/01/12) - FGIC Insured              1/12 at 100.00       Aaa             3,968,277
       1,850      5.000%, 1/01/21 (Pre-refunded 1/01/12) - FGIC Insured              1/12 at 100.00       Aaa             1,954,803

      12,250    La Crosse, Wisconsin, Pollution Control Revenue Refunding           12/08 at 102.00       AAA            12,714,765
                  Bonds, Dairyland Power Cooperative, Series 1997B, 5.550%,
                  2/01/15 - AMBAC Insured

       1,000    Wisconsin Health and Educational Facilities Authority, Revenue       9/17 at 100.00       BBB+              953,250
                  Bonds, Franciscan Sisters of Christian Charity HealthCare
                  Ministry, Series 2007, 5.000%, 9/01/33

         350    Wisconsin Health and Educational Facilities Authority, Revenue      10/11 at 101.00       AA-               368,981
                  Bonds, Froedtert and Community  Health Obligated Group,
                  Series 2001, 5.375%, 10/01/30

       3,650    Wisconsin Health and Educational Facilities Authority, Revenue      10/11 at 101.00     N/R (4)           3,922,582
                  Bonds, Froedtert and Community Health Obligated Group,
                  Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)

       2,500    Wisconsin Health and Educational Facilities Authority, Revenue       2/12 at 100.00       BBB+            2,590,825
                  Bonds, Marshfield Clinic, Series 2001B, 6.000%, 2/15/25

          50    Wisconsin Health and Educational Facilities Authority, Revenue       8/13 at 100.00        A-                47,866
                  Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                  5.125%, 8/15/33
-----------------------------------------------------------------------------------------------------------------------------------
      25,355    Total Wisconsin                                                                                          26,521,349
-----------------------------------------------------------------------------------------------------------------------------------

     |  Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF  |  Portfolio of INVESTMENTS October 31, 2007


   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
$   947,810     Total Investments (cost $898,773,146) - 153.5%                                                       $  931,493,243
============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (5.0)%                                                                      (30,345,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                     17,759,966
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                       (312,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  606,908,209
                ===================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                     FUND                                        FIXED RATE                              UNREALIZED
                 NOTIONAL     PAY/RECEIVE       FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE               INDEX   (ANNUALIZED)      FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan      $21,500,000             Pay                SIFM         4.383%      Quarterly     8/06/08      8/06/37   $     828,575
UBS            15,000,000             Pay   3-Month USD-LIBOR         5.718   Semi-Annually     8/06/08      8/06/28         643,544
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $   1,472,119
====================================================================================================================================
USD - LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and
Financial Markets) Municipal Swap Index.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| ASSETS & LIABILITIES

                                                                October 31, 2007


                                                         PERFORMANCE          MUNICIPAL            MARKET           DIVIDEND
                                                                PLUS          ADVANTAGE       OPPORTUNITY          ADVANTAGE
                                                               (NPP)              (NMA)             (NMO)              (NAD)
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,304,274,541,
  $1,002,208,578, $1,034,611,655,
  $865,281,621, $647,942,451 and
  $898,773,146, respectively)                        $ 1,380,328,800    $ 1,052,893,476   $ 1,088,119,421    $   906,577,949
Cash                                                              --            907,813                --                 --
Unrealized appreciation on forward swaps                          --                 --                --                 --
Receivables:
   Interest                                               20,077,464         16,179,207        16,247,546         12,792,131
   Investments sold                                        8,468,078          1,958,922           160,000            138,780
Other assets                                                 136,221            105,359           112,037             93,023
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                     1,409,010,563      1,072,044,777     1,104,639,004        919,601,883
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             7,144,521                 --         9,146,590          2,890,566
Floating rate obligations                                  6,665,000         54,048,333        36,660,000         33,200,000
Accrued expenses:
   Management fees                                           709,548            523,260           543,059            380,559
   Other                                                     360,670            269,377           283,944            193,258
Common share dividends payable                             2,890,694          2,281,911         2,324,049          2,359,873
Preferred share dividends payable                            173,874            115,502           104,561             81,856
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                   17,944,307         57,238,383        49,062,203         39,106,112
----------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                   479,000,000        358,000,000       380,000,000        295,000,000
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   912,066,256    $   656,806,394   $   675,576,801    $   585,495,771
============================================================================================================================
Common shares outstanding                                 59,914,073         43,214,524        45,557,788         39,287,298
============================================================================================================================
Net asset value per Common share
  outstanding (net assets applicable
  to Common shares, divided by
   Common shares outstanding)                        $         15.22    $         15.20   $         14.83    $         14.90
============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share              $       599,141    $       432,145   $       455,578    $       392,873
Paid-in surplus                                          836,423,631        604,056,301       635,757,048        558,458,542
Undistributed (Over-distribution of) net
  investment income                                         (904,878)           293,060          (967,250)          (207,189)
Accumulated net realized gain (loss) from
   investments and derivative transactions                  (105,897)         1,339,990       (13,176,341)       (14,444,783)
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                            76,054,259         50,684,898        53,507,766         41,296,328
============================================================================================================================
Net assets applicable to Common shares               $   912,066,256    $   656,806,394   $   675,576,801    $   585,495,771
============================================================================================================================
Authorized shares:
   Common                                                200,000,000        200,000,000       200,000,000          Unlimited
   Preferred                                               1,000,000          1,000,000         1,000,000          Unlimited
============================================================================================================================

                                                            DIVIDEND           DIVIDEND
                                                         ADVANTAGE 2        ADVANTAGE 3
                                                               (NXZ)              (NZF)
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,304,274,541,
  $1,002,208,578, $1,034,611,655,
  $865,281,621, $647,942,451 and
  $898,773,146, respectively)                        $   693,230,301    $   931,493,243
Cash                                                              --                 --
Unrealized appreciation on forward swaps                          --          1,472,119
Receivables:
   Interest                                               11,611,349         15,032,336
   Investments sold                                               --         10,508,638
Other assets                                                  61,543             57,649
---------------------------------------------------------------------------------------
      Total assets                                       704,903,193        958,563,985
---------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                78,673          6,189,019
Floating rate obligations                                 23,365,000         30,345,000
Accrued expenses:
   Management fees                                           237,514            318,144
   Other                                                     143,009            170,806
Common share dividends payable                             2,049,556          2,477,621
Preferred share dividends payable                             37,883            155,186
---------------------------------------------------------------------------------------
      Total liabilities                                   25,911,635         39,655,776
---------------------------------------------------------------------------------------
Preferred shares, at liquidation value                   222,000,000        312,000,000
---------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   456,991,558    $   606,908,209
=======================================================================================
Common shares outstanding                                 29,396,499         40,378,174
=======================================================================================
Net asset value per Common share
  outstanding (net assets applicable
  to Common shares, divided by
   Common shares outstanding)                        $         15.55    $         15.03
=======================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------
Common shares, $.01 par value per share              $       293,965    $       403,782
Paid-in surplus                                          418,026,186        573,906,085
Undistributed (Over-distribution of) net
  investment income                                          164,014         (1,234,602)
Accumulated net realized gain (loss) from
   investments and derivative transactions                (6,780,457)          (359,272)
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                            45,287,850         34,192,216
=======================================================================================
Net assets applicable to Common shares               $   456,991,558    $   606,908,209
=======================================================================================
Authorized shares:
   Common                                                  Unlimited          Unlimited
   Preferred                                               Unlimited          Unlimited
=======================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| OPERATIONS

                                                     Year Ended October 31, 2007


                                                 PERFORMANCE       MUNICIPAL          MARKET        DIVIDEND
                                                        PLUS       ADVANTAGE     OPPORTUNITY       ADVANTAGE
                                                       (NPP)           (NMA)           (NMO)           (NAD)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                               $ 69,659,340    $ 55,337,894    $ 56,506,142    $ 46,776,477
------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                    8,421,790       6,230,123       6,452,675       5,423,912
Preferred shares - auction fees                    1,197,499         894,998         950,000         737,501
Preferred shares - dividend
  disbursing agent fees                               50,000          50,000          40,000          30,000
Shareholders' servicing agent fees
  and expenses                                       144,212          88,541          93,487          12,491
Interest expense on floating rate obligations        133,900       1,531,542       1,295,319         665,485
Custodian's fees and expenses                        261,537         222,481         223,101         234,214
Directors'/Trustees' fees and expenses                33,150          24,352          25,455          21,657
Professional fees                                     67,826          53,600          58,412          43,941
Shareholders' reports - printing and
  mailing expenses                                   135,473          94,973         108,280          86,556
Stock exchange listing fees                           21,544          15,720          16,375          14,119
Investor relations expense                           144,253         105,733         110,509          90,305
Other expenses                                        72,246          58,008          59,035          39,142
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
  credit and expense reimbursement                10,683,430       9,370,071       9,432,648       7,399,323
  Custodian fee credit                              (105,904)       (124,291)       (112,494)       (133,010)
  Expense reimbursement                                   --              --              --      (1,226,842)
------------------------------------------------------------------------------------------------------------
Net expenses                                      10,577,526       9,245,780       9,320,154       6,039,471
------------------------------------------------------------------------------------------------------------
Net investment income                             59,081,814      46,092,114      47,185,988      40,737,006
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                       (114,084)      1,405,723      (2,764,433)      2,375,892
  Forward swaps                                           --              --              --              --
  Futures                                                 --              --              --              --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                    (27,296,563)    (28,042,883)    (22,450,181)    (25,931,805)
  Forward swaps                                           --              --              --              --
  Futures                                                 --              --              --              --
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)          (27,410,647)    (26,637,160)    (25,214,614)    (23,555,913)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                       (16,373,121)    (12,659,658)    (13,663,433)    (10,593,575)
From accumulated net realized gains                 (858,202)             --              --              --
------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Preferred shareholders                      (17,231,323)    (12,659,658)    (13,663,433)    (10,593,575)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                               $ 14,439,844    $  6,795,296    $  8,307,941    $  6,587,518
============================================================================================================

                                                    DIVIDEND        DIVIDEND
                                                 ADVANTAGE 2     ADVANTAGE 3
                                                       (NXZ)           (NZF)
----------------------------------------------------------------------------
INVESTMENT INCOME                               $ 37,402,382    $ 48,896,909
----------------------------------------------------------------------------
EXPENSES
Management fees                                    4,189,818       5,629,045
Preferred shares - auction fees                      555,001         780,001
Preferred shares - dividend
  disbursing agent fees                               30,000          41,153
Shareholders' servicing agent fees
  and expenses                                         5,392           6,950
Interest expense on floating rate obligations        659,092       1,127,035
Custodian's fees and expenses                        135,582         201,399
Directors'/Trustees' fees and expenses                16,237          22,154
Professional fees                                     36,970          47,284
Shareholders' reports - printing and
  mailing expenses                                    67,153          87,457
Stock exchange listing fees                            2,494           3,429
Investor relations expense                            68,701          92,386
Other expenses                                        32,704          43,129
----------------------------------------------------------------------------
Total expenses before custodian fee
  credit and expense reimbursement                 5,799,144       8,081,422
  Custodian fee credit                               (79,346)        (70,823)
  Expense reimbursement                           (1,512,005)     (2,275,986)
----------------------------------------------------------------------------
Net expenses                                       4,207,793       5,734,613
----------------------------------------------------------------------------
Net investment income                             33,194,589      43,162,296
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                     (1,406,045)        172,182
  Forward swaps                                           --        (455,000)
  Futures                                                 --        (418,916)
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                    (11,366,291)    (18,402,081)
  Forward swaps                                           --       1,331,159
  Futures                                                 --        (129,711)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss)          (12,772,336)    (17,902,367)
----------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                        (7,987,669)    (11,080,897)
From accumulated net realized gains                       --        (226,888)
----------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Preferred shareholders                       (7,987,669)    (11,307,785)
----------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                               $ 12,434,584    $ 13,952,144
============================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| CHANGES in NET ASSETS


                                               PERFORMANCE PLUS (NPP)          MUNICIPAL ADVANTAGE (NMA)
                                           ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED
                                                10/31/07         10/31/06         10/31/07         10/31/06
-----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  59,081,814    $  59,826,874    $  46,092,114    $  46,635,201
Net realized gain (loss) from:
  Investments                                   (114,084)       3,609,041        1,405,723          (38,686)
  Forward swaps                                       --               --               --               --
  Futures                                             --               --               --               --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                (27,296,563)      18,585,165      (28,042,883)      11,410,086
  Forward swaps                                       --               --               --               --
  Futures                                             --               --               --               --
Distributions to Preferred shareholders:
  From net investment income                 (16,373,121)     (14,851,985)     (12,659,658)     (11,096,228)
  From accumulated net realized gains           (858,202)        (204,889)              --          (95,203)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                             14,439,844       66,964,206        6,795,296       46,815,170
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (44,830,422)     (50,243,956)     (36,025,128)     (38,834,236)
From accumulated net realized gains           (2,765,395)      (1,042,505)              --         (628,192)
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                     (47,595,817)     (51,286,461)     (36,025,128)     (39,462,428)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
  to shareholders due to reinvestment
  of distributions                                    --               --        2,361,680          643,731
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions                          --               --        2,361,680          643,731
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) net assets
  applicable to Common shares                (33,155,973)      15,677,745      (26,868,152)       7,996,473
Net assets applicable to Common
  shares at the beginning of year            945,222,229      929,544,484      683,674,546      675,678,073
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of year                $ 912,066,256    $ 945,222,229    $ 656,806,394    $ 683,674,546
===========================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of year                              $    (904,878)   $   1,230,581    $     293,060    $   2,927,826
===========================================================================================================

                                              MARKET OPPORTUNITY (NMO)
                                           ------------------------------
                                                    YEAR             YEAR
                                                   ENDED            ENDED
                                                10/31/07         10/31/06
-------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  47,185,988    $  46,502,877
Net realized gain (loss) from:
  Investments                                 (2,764,433)      (3,186,736)
  Forward swaps                                       --               --
  Futures                                             --               --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                (22,450,181)      18,252,758
  Forward swaps                                       --               --
  Futures                                             --               --
Distributions to Preferred shareholders:
  From net investment income                 (13,663,433)     (11,933,888)
  From accumulated net realized gains                 --               --
-------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                              8,307,941       49,635,011
-------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (34,547,696)     (37,757,943)
From accumulated net realized gains                   --               --
-------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                     (34,547,696)     (37,757,943)
-------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
  to shareholders due to reinvestment
  of distributions                               257,295               --
-------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions                     257,295               --
-------------------------------------------------------------------------
Net increase (decrease) net assets
  applicable to Common shares                (25,982,460)      11,877,068
Net assets applicable to Common
  shares at the beginning of year            701,559,261      689,682,193
-------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of year                $ 675,576,801    $ 701,559,261
=========================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of year                              $    (967,250)   $     919,444
=========================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                              DIVIDEND ADVANTAGE (NAD)         DIVIDEND ADVANTAGE 2 (NXZ)
                                           ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED
                                                10/31/07         10/31/06         10/31/07         10/31/06
-----------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  40,737,006    $  40,993,576    $  33,194,589    $  32,992,169
Net realized gain (loss) from:
  Investments                                  2,375,892        4,172,514       (1,406,045)      (1,053,678)
  Forward swaps                                       --               --               --               --
  Futures                                             --               --               --               --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                (25,931,805)       8,567,260      (11,366,291)      10,301,195
  Forward swaps                                       --               --               --               --
  Futures                                             --               --               --               --
Distributions to Preferred shareholders:
  From net investment income                 (10,593,575)      (9,396,656)      (7,987,669)      (7,047,610)
  From accumulated net realized gains                 --               --               --               --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                              6,587,518       44,336,694       12,434,584       35,192,076
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (31,716,407)     (33,907,479)     (26,454,214)     (28,774,873)
From accumulated net realized gains                   --               --               --               --
-----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                     (31,716,407)     (33,907,479)     (26,454,214)     (28,774,873)
-----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
  to shareholders due to reinvestment
  of distributions                               308,799               --          821,897          909,885
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions                     308,799               --          821,897          909,885
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares                (24,820,090)      10,429,215      (13,197,733)       7,327,088
Net assets applicable to Common
  shares at the beginning of year            610,315,861      599,886,646      470,189,291      462,862,203
-----------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of year                $ 585,495,771    $ 610,315,861    $ 456,991,558    $ 470,189,291
===========================================================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of year                              $    (207,189)   $   1,374,504    $     164,014    $   1,988,926
===========================================================================================================

                                             DIVIDEND ADVANTAGE 3 (NZF)
                                           ------------------------------
                                                    YEAR             YEAR
                                                   ENDED            ENDED
                                                10/31/07         10/31/06
-------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  43,162,296    $  43,005,594
Net realized gain (loss) from:
  Investments                                    172,182        1,509,431
  Forward swaps                                 (455,000)              --
  Futures                                       (418,916)              --
Change in net unrealized appreciation
  (depreciation) of:
  Investments                                (18,402,081)      10,632,281
  Forward swaps                                1,331,159          140,960
  Futures                                       (129,711)         129,711
Distributions to Preferred shareholders:
  From net investment income                 (11,080,897)      (9,830,888)
  From accumulated net realized gains           (226,888)              --
-------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares
  from operations                             13,952,144       45,587,089
-------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (33,803,641)     (36,446,494)
From accumulated net realized gains             (798,769)              --
-------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from distributions
  to Common shareholders                     (34,602,410)     (36,446,494)
-------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
  to shareholders due to reinvestment
  of distributions                               722,964          337,160
-------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions                     722,964          337,160
-------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares                (19,927,302)       9,477,755
Net assets applicable to Common
  shares at the beginning of year            626,835,511      617,357,756
-------------------------------------------------------------------------
Net assets applicable to Common
  shares at the end of year                $ 606,908,209    $ 626,835,511
=========================================================================
Undistributed (Over-distribution of)
  net investment income at the
  end of year                              $  (1,234,602)   $     962,737
=========================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Notes to
| FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

FEDERAL INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                      PERFORMANCE   MUNICIPAL        MARKET    DIVIDEND      DIVIDEND      DIVIDEND
                             PLUS   ADVANTAGE   OPPORTUNITY   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                            (NPP)       (NMA)         (NMO)       (NAD)         (NXZ)         (NZF)
---------------------------------------------------------------------------------------------------
Number of shares:
   Series M                 4,000       3,000         4,000       4,000         3,000            --
   Series T                 4,000       3,000         4,000       4,000         3,000            --
   Series W                 4,000       3,000         3,200          --            --         4,160
   Series TH                3,160       2,320            --       3,800            --         4,160
   Series F                 4,000       3,000         4,000          --         2,880         4,160
---------------------------------------------------------------------------------------------------
Total                      19,160      14,320        15,200      11,800         8,880        12,480
===================================================================================================


INVERSE FLOATING RATE SECURITIES

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended October 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

| Notes to
| FINANCIAL STATEMENTS (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2007, were as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations            $3,451,192    $39,555,146    $33,446,192    $17,243,397    $17,042,589    $29,082,753
Average annual interest rate and fees              3.88%          3.87%          3.87%          3.86%          3.87%          3.88%
==================================================================================================================================


FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Dividend Advantage 3 (NZF) was the only Fund to invest in forward swap transactions during the fiscal year ended October 31, 2007.

FUTURES CONTRACTS

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. Dividend Advantage 3 (NZF) was the only Fund to invest in futures contracts during the fiscal year ended October 31, 2007.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Director/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:


                                                                                  MUNICIPAL                       MARKET
                                              PERFORMANCE PLUS (NPP)           ADVANTAGE (NMA)              OPPORTUNITY (NMO)
                                            --------------------------    --------------------------    --------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                               10/31/07       10/31/06       10/31/07       10/31/06       10/31/07       10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to
  shareholders due to
  reinvestment of distributions                      --             --        148,621         40,309         16,916             --
==================================================================================================================================



                                                     DIVIDEND                      DIVIDEND                      DIVIDEND
                                                 ADVANTAGE (NAD)              ADVANTAGE 2 (NXZ)             ADVANTAGE 3 (NZF)
                                            --------------------------    --------------------------    --------------------------
                                                   YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                               10/31/07       10/31/06       10/31/07       10/31/06       10/31/07       10/31/06
----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to
  shareholders due to
  reinvestment of distributions                  19,807             --         50,467         55,164         46,333         21,722
==================================================================================================================================


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2007, were as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                   $76,613,471   $143,630,707    $64,323,883   $117,703,392    $54,308,243   $142,423,215
Sales and maturities                         81,471,010    103,202,545     53,557,155     94,184,998     36,435,894    132,541,423
==================================================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

| Notes to
| FINANCIAL STATEMENTS (continued)

At October 31, 2007, the cost of investments was as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                      $1,296,695,292   $946,433,172   $997,590,611   $830,873,386   $623,812,236   $868,087,650
==================================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                             $78,709,123    $55,738,069    $56,975,173    $48,096,729    $47,447,408    $36,940,773
   Depreciation                              (1,740,517)    (3,321,696)    (3,106,631)    (5,569,093)    (1,386,044)    (3,845,301)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments            $76,968,606    $52,416,373    $53,868,542    $42,527,636    $46,061,364    $33,095,472
==================================================================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2007, the Funds' tax year end, were as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *        $1,782,388     $1,392,822     $1,532,785       $967,015     $1,573,952     $1,124,939
Undistributed net ordinary income **             17,323             --             --        171,088            381          4,477
Undistributed net long-term capital gains            --      1,389,990             --             --             --             --
==================================================================================================================================


* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2007, paid on November 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2007 and October 31, 2006, was designated for purposes of the dividends paid deduction as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
2007                                              (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
  income ***                                $61,544,192    $49,015,900    $48,416,601    $42,441,771    $34,569,733    $45,208,503
Distributions from net ordinary
  income **                                      58,535             --         77,487        121,024             --             --
Distributions from net long-term
  capital gains ****                          3,618,054             --             --             --             --      1,024,327
==================================================================================================================================



                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
2006                                              (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
  income                                    $65,689,928    $50,218,101    $49,767,991    $43,683,872    $36,096,315    $46,380,901
Distributions from net ordinary
  income **                                       6,686        154,403        196,171             --             --             --
Distributions from net long-term
  capital gains                               1,247,394        593,511            --              --             --             --
==================================================================================================================================


** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At October 31, 2007, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                            PERFORMANCE         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMO)          (NAD)          (NXZ)          (NZF)
-------------------------------------------------------------------------------------------------------------------
Expiration Year:
   2008                                     $        --    $        --    $ 9,745,720          $  --       $     --
   2009                                              --             --             --             --             --
   2010                                              --             --             --             --             --
   2011                                              --      7,158,110      4,594,300             --             --
   2012                                              --        973,824             --        246,691             --
   2013                                              --             --        104,763      1,591,323             --
   2014                                              --      3,141,529             --      1,882,135             --
   2015                                         105,897      1,902,878             --        961,027        359,272
-------------------------------------------------------------------------------------------------------------------
Total                                       $   105,897    $13,176,341    $14,444,783     $4,681,176       $359,272
===================================================================================================================


5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                                            PERFORMANCE PLUS (NPP)
                                                                                                         MUNICIPAL ADVANTAGE (NMA)
                                                                                                          MARKET OPPORTUNITY (NMO)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                               FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                   .4500%
For the next $125 million                                                                                                    .4375
For the next $250 million                                                                                                    .4250
For the next $500 million                                                                                                    .4125
For the next $1 billion                                                                                                      .4000
For the next $3 billion                                                                                                      .3875
For net assets over $5 billion                                                                                               .3750
==================================================================================================================================



                                                                                                          DIVIDEND ADVANTAGE (NAD)
                                                                                                        DIVIDEND ADVANTAGE 2 (NXZ)
                                                                                                        DIVIDEND ADVANTAGE 3 (NZF)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                               FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                   .4500%
For the next $125 million                                                                                                    .4375
For the next $250 million                                                                                                    .4250
For the next $500 million                                                                                                    .4125
For the next $1 billion                                                                                                      .4000
For net assets over $2 billion                                                                                               .3750
==================================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of October 31, 2007, the complex-level fee rate was .1828%.

Notes to
FINANCIAL STATEMENTS (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JULY 31,                                    JULY 31,
--------------------------------------------------------------------------------
1999*                .30%                   2005                         .25%
2000                 .30                    2006                         .20
2001                 .30                    2007                         .15
2002                 .30                    2008                         .10
2003                 .30                    2009                         .05
2004                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2001*                .30%                   2007                         .25%
2002                 .30                    2008                         .20
2003                 .30                    2009                         .15
2004                 .30                    2010                         .10
2005                 .30                    2011                         .05
2006                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                .30%                   2007                         .25%
2002                 .30                    2008                         .20
2003                 .30                    2009                         .15
2004                 .30                    2010                         .10
2005                 .30                    2011                         .05
2006                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

| Notes to
| FINANCIAL STATEMENTS (continued)

AGREEMENT AND PLAN OF MERGER

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by April 30, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:


                                            PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                                   PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                  (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Dividend per share                               $.0575         $.0640         $.0605         $.0635         $.0730         $.0640
==================================================================================================================================


| Financial
| HIGHLIGHTS

      Selected data for a Common share outstanding throughout each period:


                                               Investment Operations                                   Less Distributions
                            ------------------------------------------------------------------   -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment    Capital
                   Common                        Net       Income to        Gains to              Income to   Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common     Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-     Share-
                    Value       Income   Gain (Loss)       holders+         holders+    Total       holders    holders   Total
--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               $15.78        $ .99        $ (.47)          $(.27)         $ (.01)    $ .24       $ (.75)    $ (.05)   $ (.80)
2006                15.51         1.00           .38            (.25)             --      1.13         (.84)      (.02)     (.86)
2005                15.87         1.02          (.26)           (.16)             --       .60         (.94)      (.02)     (.96)
2004                15.45         1.04           .42            (.07)             --      1.39         (.97)        --      (.97)
2003                15.38         1.07           .05            (.07)             --      1.05         (.95)      (.03)     (.98)

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                15.88         1.07          (.63)           (.29)             --       .15         (.83)        --      (.83)
2006                15.70         1.08           .27            (.26)             --      1.09         (.90)      (.01)     (.91)
2005                16.02         1.09          (.24)           (.16)             --       .69        (1.00)      (.01)    (1.01)
2004                15.62         1.11           .41            (.08)             --      1.44        (1.03)      (.01)    (1.04)
2003                15.41         1.13           .25            (.07)           (.01)     1.30        (1.02)      (.07)    (1.09)
================================================================================================================================

                                                      Total Returns
                                                   -------------------
                  Offering                                       Based
                 Costs and      Ending                              on
                 Preferred      Common               Based      Common
                     Share       Share    Ending        on   Share Net
              Underwriting   Net Asset    Market    Market       Asset
                 Discounts       Value     Value    Value*      Value*
----------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
----------------------------------------------------------------------
Year Ended 10/31
2007             $      --      $15.22   $ 13.59     (4.97)%      1.53%
2006                    --       15.78     15.09     10.78        7.50
2005                    --       15.51     14.43     3.02         3.83
2004                    --       15.87     14.95     9.10         9.30
2003                    --       15.45     14.64     9.58         6.97

MUNICIPAL ADVANTAGE (NMA)
----------------------------------------------------------------------
Year Ended 10/31
2007                    --       15.20     13.95     (7.08)       1.06
2006                    --       15.88     15.85     10.68        7.16
2005                    --       15.70     15.19      3.29        4.42
2004                    --       16.02     15.70      8.82        9.57
2003                    --       15.62     15.44     13.17        8.71
======================================================================

                                                           Ratios/Supplemental Data
              -------------------------------------------------------------------------------------------------------------------
                                     Ratios to Average Net Assets                  Ratios to Average Net Assets
                                     Applicable to Common Shares                   Applicable to Common Shares
                                  Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                             --------------------------------------------   ------------------------------------------
                    Ending
                       Net
                    Assets
                Applicable        Expenses        Expenses            Net        Expenses        Expenses          Net   Portfolio
                 to Common       Including       Excluding     Investment       Including       Excluding   Investment    Turnover
              Shares (000)   Interest++(a)   Interest++(a)       Income++   Interest++(a)   Interest++(a)   Income++          Rate
----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31
2007              $912,066            1.16%           1.14%          6.38%           1.14            1.13%        6.39%         6%
2006               945,222            1.15            1.15           6.44            1.14            1.14         6.45          9
2005               929,544            1.15            1.15           6.45            1.10           41.14         6.46          6
2004               950,993            1.17            1.17           6.69            1.17            1.17         6.70         11
2003               925,525            1.18            1.18           6.89            1.18            1.18         6.90         10

MUNICIPAL ADVANTAGE (NMA)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31
2007               656,806            1.40            1.17           6.87            1.38            1.15         6.89         10
2006               683,675            1.18            1.18           6.92            1.17            1.17         6.93         11
2005               675,678            1.17            1.17           6.81            1.16            1.16         6.82          8
2004               689,190            1.19            1.19           7.00            1.18            1.18         7.00          4
2003               671,147            1.21            1.21           7.27            1.20            1.20         7.27          7
==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
              --------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------
Year Ended 10/31:
2007             $479,000       $25,000      $72,603         $ 6,665        $209,712
2006              479,000        25,000       74,333              --              --
2005              479,000        25,000       73,515              --              --
2004              479,000        25,000       74,634              --              --
2003              479,000        25,000       73,305              --              --
MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------
Year Ended 10/31:
2007              358,000        25,000       70,866          54,048         19,776
2006              358,000        25,000       72,743              --              --
2005              358,000        25,000       72,184              --              --
2004              358,000        25,000       73,128              --              --
2003              358,000        25,000       71,868              --              --
====================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement, and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     100-101

| Financial
| HIGHLIGHTS (continued)

      Selected data for a Common share outstanding throughout each period:


                                                  Investment Operations                                Less Distributions
                            ------------------------------------------------------------------   -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment    Capital
                   Common                        Net       Income to        Gains to              Income to   Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common     Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-     Share-
                    Value       Income   Gain (Loss)        holders+        holders+    Total       holders    holders    Total
--------------------------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               $15.41        $1.04         $(.56)          $(.30)           $ --     $ .18      $  (.76)      $ --    $ (.76)
2006                15.14         1.02           .34            (.26)             --      1.10         (.83)        --      (.83)
2005                15.48         1.03          (.29)           (.16)             --       .58         (.92)        --      (.92)
2004                15.11         1.03           .37            (.08)             --      1.32         (.95)        --      (.95)
2003                14.60         1.03           .50            (.08)             --      1.45         (.94)        --      (.94)

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                15.54         1.04          (.60)           (.27)             --       .17         (.81)        --      (.81)
2006                15.28         1.04           .32            (.24)             --      1.12         (.86)        --      (.86)
2005                15.62         1.06          (.25)           (.15)             --       .66        (1.00)        --     (1.00)
2004                15.17         1.09           .46            (.07)             --      1.48        (1.03)        --     (1.03)
2003                14.94         1.10           .19            (.07)             --      1.22         (.99)        --      (.99)

================================================================================================================================

                                                      Total Returns
                                                   -------------------
                  Offering                                       Based
                 Costs and      Ending                              on
                 Preferred      Common               Based      Common
                     Share       Share    Ending        on   Share Net
              Underwriting   Net Asset    Market    Market       Asset
                 Discounts       Value     Value    Value*      Value*
----------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
----------------------------------------------------------------------
Year Ended 10/31:
2007                  $ --      $14.83    $13.53     (5.00)%      1.20%
2006                    --       15.41     15.00     11.92        7.49
2005                    --       15.14     14.19      4.70        3.78
2004                    --       15.48     14.44      7.97        9.00
2003                    --       15.11     14.29     10.62       10.24

DIVIDEND ADVANTAGE (NAD)
----------------------------------------------------------------------
Year Ended 10/31:
2007                    --       14.90     13.63     (5.96)       1.10
2006                    --       15.54     15.30     11.19        7.59
2005                    --       15.28     14.58      1.77        4.27
2004                    --       15.62     15.31      8.37       10.06
2003                    --       15.17     15.12     11.41        8.41

======================================================================

                                                            Ratios/Supplemental Data
              --------------------------------------------------------------------------------------------------------------------
                                     Ratios to Average Net Assets                  Ratios to Average Net Assets
                                     Applicable to Common Shares                   Applicable to Common Shares
                                  Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                             --------------------------------------------   ------------------------------------------
                    Ending
                       Net
                    Assets
                Applicable        Expenses        Expenses            Net        Expenses        Expenses          Net   Portfolio
                 to Common       Including       Excluding     Investment       Including       Excluding   Investment    Turnover
              Shares (000)   Interest++(a)   Interest++(a)       Income++   Interest++(a)   Interest++(a)     Income++        Rate
----------------------------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31
2007            $  675,577            1.38%           1.19%          6.87%           1.36%           1.17%        6.88%         5%
2006               701,559            1.19            1.19           6.73            1.18            1.18         6.74         14
2005               689,682            1.19            1.19           6.66            1.18            1.18         6.67          7
2004               704,760            1.21            1.21           6.75            1.19            1.19         6.77          4
2003               687,955            1.25            1.25           6.94            1.25            1.25         6.94          9

DIVIDEND ADVANTAGE (NAD)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31
2007               585,496            1.24            1.13           6.60            1.01             .90         6.83         11
2006               610,316            1.12            1.12           6.54             .83             .83         6.83          8
2005               599,887            1.17            1.17           6.48             .80             .80         6.84         11
2004               613,328            1.14            1.14           6.69             .70             .70         7.12          7
2003               595,266            1.35            1.35           6.78             .89             .89         7.24          3

==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
              --------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------
Year Ended 10/31:
2007             $380,000       $25,000     $ 69,446         $36,660         $29,794
2006              380,000        25,000       71,155              --              --
2005              380,000        25,000       70,374              --              --
2004              380,000        25,000       71,366              --              --
2003              380,000        25,000       70,260              --              --

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------
Year Ended 10/31:
2007              295,000        25,000       74,618          33,200          27,521
2006              295,000        25,000       76,722              --              --
2005              295,000        25,000       75,838              --              --
2004              295,000        25,000       76,977              --              --
2003              295,000        25,000       75,446              --              --
====================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement, and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     102-103

| Financial
| HIGHLIGHTS (continued)

      Selected data for a Common share outstanding throughout each period:


                                                  Investment Operations                                Less Distributions
                            ------------------------------------------------------------------   -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                Beginning                                 Investment         Capital             Investment    Capital
                   Common                        Net       Income to        Gains to              Income to   Gains to
                    Share          Net     Realized/       Preferred       Preferred                 Common     Common
                Net Asset   Investment    Unrealized          Share-          Share-                 Share-     Share-
                    Value       Income   Gain (Loss)        holders+        holders+    Total       holders    holders    Total
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               $16.02        $1.13         $(.43)          $(.27)          $  --    $  .43      $  (.90)      $ --    $ (.90)
2006                15.80         1.12           .32            (.24)             --      1.20         (.98)        --      (.98)
2005                15.63         1.13           .22            (.15)             --      1.20        (1.03)        --     (1.03)
2004                15.13         1.12           .51            (.07)             --      1.56        (1.03)      (.03)    (1.06)
2003                14.89         1.16           .17            (.07)             --      1.26        (1.01)      (.01)    (1.02)

DIVIDEND ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                15.54         1.07          (.44)           (.27)           (.01)      .35         (.84)      (.02)     (.86)
2006                15.32         1.07           .29            (.24)             --      1.12         (.90)        --      (.90)
2005                15.36         1.06           .01            (.15)             --       .92         (.96)        --      (.96)
2004                14.74         1.06           .59            (.07)             --      1.58         (.96)        --      (.96)
2003                14.56         1.07           .10            (.07)             --      1.10         (.93)        --      (.93)
================================================================================================================================

                                                      Total Returns
                                                   -------------------
                  Offering                                       Based
                 Costs and      Ending                              on
                 Preferred      Common               Based      Common
                     Share       Share    Ending        on   Share Net
              Underwriting   Net Asset    Market    Market       Asset
                 Discounts       Value     Value    Value*      Value*
----------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------
Year Ended 10/31:
2007               $    --      $15.55    $15.48      (.78)%      2.76%
2006                    --       16.02     16.50     11.95        7.86
2005                    --       15.80     15.64      8.58        7.83
2004                    --       15.63     15.38     11.16       10.67
2003                    --       15.13     14.85     14.39        8.67

DIVIDEND ADVANTAGE 3 (NZF)
----------------------------------------------------------------------
Year Ended 10/31:
2007                    --       15.03     13.85     (7.72)       2.31
2006                    --       15.54     15.88     16.90        7.57
2005                    --       15.32     14.41      6.11        6.09
2004                    --       15.36     14.50     12.45       11.10
2003                   .01       14.74     13.80      9.04        7.82
======================================================================

                                                            Ratios/Supplemental Data
              --------------------------------------------------------------------------------------------------------------------
                                     Ratios to Average Net Assets                  Ratios to Average Net Assets
                                     Applicable to Common Shares                   Applicable to Common Shares
                                  Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                             --------------------------------------------   ------------------------------------------
                    Ending
                       Net
                    Assets
                Applicable        Expenses        Expenses            Net        Expenses        Expenses          Net   Portfolio
                 to Common       Including       Excluding     Investment       Including       Excluding   Investment    Turnover
              Shares (000)   Interest++(a)   Interest++(a)       Income++   Interest++(a)   Interest++(a)     Income++        Rate
----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               456,992            1.25%           1.11%          6.83%            .91             .77%        7.18%         5%
2006               470,189            1.11            1.11           6.70             .70             .70         7.11          5
2005               462,862            1.12            1.12           6.66             .67             .67         7.12          2
2004               457,552            1.14            1.14           6.87             .69             .69         7.32          3
2003               443,101            1.17            1.17           7.20             .71             .71         7.66         11

DIVIDEND ADVANTAGE 3 (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               606,908            1.32            1.13           6.65             .93             .75         7.03         14
2006               626,836            1.13            1.13           6.51             .68             .68         6.96          9
2005               617,358            1.13            1.13           6.39             .68             .68         6.84          3
2004               619,118            1.15            1.15           6.64             .69             .69         7.10          3
2003               594,154            1.17            1.17           6.80             .71             .71         7.26          3
==================================================================================================================================



                                                         Floating Rate Obligations
                Preferred Shares at End of Period            at End of Period
              --------------------------------------   -----------------------------
                Aggregate   Liquidation                    Aggregate
                   Amount    and Market        Asset          Amount           Asset
              Outstanding         Value     Coverage     Outstanding        Coverage
                    (000)     Per Share    Per Share           (000)      Per $1,000
------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------
Year Ended 10/31:
2007             $222,000       $25,000      $76,463         $23,365         $30,060
2006              222,000        25,000       77,949              --              --
2005              222,000        25,000       77,124              --              --
2004              222,000        25,000       76,526              --              --
2003              222,000        25,000       74,899              --              --

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------
Year Ended 10/31:
2007              312,000        25,000       73,630          30,345          31,282
2006              312,000        25,000       75,227              --              --
2005              312,000        25,000       74,468              --              --
2004              312,000        25,000       74,609              --              --
2003              312,000        25,000       72,608              --              --
====================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement, and legal fee refund, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     104-105

--------------------------------------------------------------------------------
                            Board Members & Officers
--------------------------------------------------------------------------------

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


-----------------------------------------------------------------------------------------------------------------------------------
NAME,                       POSITION(s) HELD   YEAR FIRST    NUMBER            PRINCIPAL
BIRTHDATE                   WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
& ADDRESS                                      APPOINTED     IN FUND COMPLEX   INCLUDING OTHER
                                               AND TERM(2)   OVERSEEN BY       DIRECTORSHIPS
                                                             BOARD MEMBER      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
o     TIMOTHY R. SCHWERTFEGER(1)                                               Former director (1994-November 12, 2007), Chairman
      3/28/49               Chairman of        1994                            (1996-June 30, 2007), Non-Executive Chairman
      333 W. Wacker Drive   the Board          ANNUAL        182               (July 1, 2007-November 12, 2007) and Chief Executive
      Chicago, IL 60606     and Board Member                                   Officer (1996-June 30, 2007) of Nuveen Investments,
                                                                               Inc. and Nuveen Asset Management and certain other
                                                                               subsidiaries of Nuveen Investments, Inc.; formerly,
                                                                               Director (1992-2006) of Institutional Capital
                                                                               Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o     ROBERT P. BREMNER                                                        Private Investor and Management Consultant.
      8/22/40               Lead               1997
      333 W. Wacker Drive   Independent        ANNUAL OR     182
      Chicago, IL 60606     Board member       CLASS III

o     JACK B. EVANS                                                            President, The Hall-Perrine Foundation, a private
      10/22/48                                 1999                            philanthropic corporation (since 1996); Director and
      333 W. Wacker Drive   Board member       ANNUAL OR     182               Vice Chairman, United Fire Group, a publicly held
      Chicago, IL 60606                        CLASS III                       company; Member of the Board of Regents for the
                                                                               State of Iowa University System; Director, Gazette
                                                                               Companies; Life Trustee of Coe College and Iowa
                                                                               College Foundation; Member of the Advisory Council
                                                                               of the Department of Finance in the Tippie College
                                                                               of Business, University of Iowa; formerly, Director,
                                                                               Alliant Energy; formerly, Director, Federal Reserve
                                                                               Bank of Chicago; formerly, President and Chief
                                                                               Operating Officer, SCI Financial Group, Inc., a
                                                                               regional financial services firm.

o     WILLIAM C. HUNTER                                                        Dean, Tippie College of Business, University of Iowa
      3/6/48                                   2004                            (since July 2006); formerly, Dean and Distinguished
      333 W. Wacker Drive   Board member       ANNUAL OR     182               Professor of Finance, School of Business at the
      Chicago, IL 60606                        CLASS II                        University of Connecticut (2003-2006); previously,
                                                                               Senior Vice President and Director of Research at
                                                                               the Federal Reserve Bank of Chicago (1995-2003);
                                                                               Director (since 1997), Credit Research Center at
                                                                               Georgetown University; Director (since 2004) of
                                                                               Xerox Corporation; Director, SS&C Technologies, Inc.
                                                                               (May 2005-October 2005).



-----------------------------------------------------------------------------------------------------------------------------------
NAME,                       POSITION(S) HELD   YEAR FIRST    NUMBER            PRINCIPAL
BIRTHDATE                   WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
& ADDRESS                                      APPOINTED     IN FUND COMPLEX   INCLUDING OTHER
                                               AND TERM(2)   OVERSEEN BY       DIRECTORSHIPS
                                                             BOARD MEMBER      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
o     DAVID J. KUNDERT                                                         Director, Northwestern Mutual Wealth Management
      10/28/42                                 2005                            Company; Retired (since 2004) as Chairman, JPMorgan
      333 W. Wacker Drive   Board member       ANNUAL OR     180               Fleming Asset Management, President and CEO, Banc
      Chicago, IL 60606                        CLASS II                        One Investment Advisors Corporation, and President,
                                                                               One Group Mutual Funds; prior thereto, Executive
                                                                               Vice President, Banc One Corporation and Chairman
                                                                               and CEO, Banc One Investment Management Group;
                                                                               Member, Board of Regents, Luther College; member of
                                                                               the Wisconsin Bar Association; member of Board of
                                                                               Directors, Friends of Boerner Botanical Gardens;
                                                                               member of Board of Directors, Milwaukee Repertory
                                                                               Theater.

o     WILLIAM J. SCHNEIDER                                                     Chairman of Miller-Valentine Partners Ltd., a real
      9/24/44                                  1997                            estate investment company, formerly, Senior Partner
      333 W. Wacker Drive   Board member       ANNUAL        182               and Chief Operating Officer (retired, 2004);
      Chicago, IL 60606                                                        Director, Dayton Development Coalition; formerly,
                                                                               Member, Business Advisory Council, Cleveland Federal
                                                                               Reserve Bank.

o     JUDITH M. STOCKDALE                                                      Executive Director, Gaylord and Dorothy Donnelley
      12/29/47                                 1997                            Foundation (since 1994); prior thereto, Executive
      333 W. Wacker Drive   Board member       ANNUAL OR     182               Director, Great Lakes Protection Fund
      Chicago, IL 60606                        CLASS I                         (from 1990 to 1994).

o     CAROLE E. STONE                                                          Director, Chicago Board Options Exchange
      6/28/47                                  2007                            (since 2006); Chair New York Racing Association
      333 West Wacker       Board member       ANNUAL OR     182               Oversight Board (since 2005); Commissioner, New York
      Drive Chicago,                           CLASS I                         State Commission on Public Authority Reform
      IL 60606                                                                 (since 2005); formerly Director, New York State
                                                                               Division of the Budget (2000-2004), Chair, Public
                                                                               Authorities Control Board (2000-2004) and Director,
                                                                               Local Government Assistance Corporation (2000-2004).



-----------------------------------------------------------------------------------------------------------------------------------
NAME,                       POSITION(S) HELD   YEAR FIRST    NUMBER            PRINCIPAL
BIRTHDATE                   WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
AND ADDRESS                                    APPOINTED(4)  IN FUND COMPLEX   DURING PAST 5 YEARS
                                                             OVERSEEN
                                                             BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND:
o     GIFFORD R. ZIMMERMAN                                                     Managing Director (since 2002), Assistant Secretary
      9/9/56                Chief                                              and Associate General Counsel, formerly, Vice
      333 W. Wacker Drive   Administrative     1988          182               President and Assistant General Counsel, of Nuveen
      Chicago, IL 60606                                                        Investments, LLC; Managing Director (since 2002),
                                                                               Associate General Counsel and Assistant Secretary,
                                                                               of Nuveen Asset Management; Vice President and
                                                                               Assistant Secretary of NWQ Investment Management
                                                                               Company, LLC. (since 2002), Nuveen Investments
                                                                               Advisers Inc. (since 2002), Symphony Asset
                                                                               Management LLC, and NWQ Investment Management
                                                                               Company, LLC (since 2003), Tradewinds Global
                                                                               Investors, LLC, and Santa Barbara Asset Management,
                                                                               LLC (since 2006); Nuveen HydePark Group LLC and
                                                                               Richards & Tierney, Inc. (since 2007); Managing
                                                                               Director, Associate General Counsel and Assistant
                                                                               Secretary of Rittenhouse Asset Management, Inc.
                                                                               (since 2003); Managing Director (since 2004) and
                                                                               Assistant Secretary (since 1994) of Nuveen
                                                                               Investments, Inc., Assistant Secretary (since 2003)
                                                                               of Symphony Asset Management LLC.

o     WILLIAMS ADAMS IV                                                        Executive Vice President, U.S. Structured Products
      6/9/55                                                                   of Nuveen Investments, LLC, (since 1999), prior
      333 West Wacker Drive Vice President     2007          120               thereto, Managing Director of Structured
      Chicago, IL 60606                                                        Investments.

o     JULIA L. ANTONATOS                                                       Managing Director (since 2005), formerly Vice
      9/22/63                                                                  President (since 2002) of Nuveen Investments, LLC;
      333 W. Wacker Drive   Vice President     2004          182               Chartered Financial Analyst.
      Chicago, IL 60606

o     CEDRIC H. ANTOSIEWICZ                                                    Managing Director, (since 2004) previously, Vice
      1/11/62                                                                  President (1993-2004) of Nuveen Investments, LLC.
      333 W. Wacker Drive   Vice President     2007          120
      Chicago, IL 60606

o     MICHAEL T. ATKINSON                                                      Vice President (since 2002) of Nuveen Investments,
      2/3/66                Vice President                                     LLC.
      333 W. Wacker Drive   and Assistant      2000          182
      Chicago, IL 60606     Secretary

o     PETER H. D'ARRIGO                                                        Vice President and Treasurer of Nuveen Investments,
      11/28/67                                                                 LLC and Nuveen Investments, Inc.; Vice President
      333 W. Wacker Drive   Vice President     1999          182               and Treasurer of Nuveen Asset Management
      Chicago, IL 60606                                                        (since 2002), Nuveen Investments Advisers Inc.
                                                                               (since 2002); NWQ Investment Management Company,
                                                                               LLC. (since 2002); Rittenhouse Asset Management,
                                                                               Inc. (since 2003), Tradewinds NWQ Global Investors,
                                                                               LLC (since 2006), Santa Barbara Asset Management,
                                                                               LLC (since 2006) and Nuveen HydePark Group, LLC and
                                                                               Richards & Tierney, Inc. (since 2007); Treasurer of
                                                                               Symphony Asset Management LLC (since 2003);
                                                                               formerly, Vice President and Treasurer (1999-2004)
                                                                               of Nuveen Advisory Corp. and Nuveen Institutional
                                                                               Advisory Corp.(3), Chartered Financial Analyst.

o     LORNA C. FERGUSON                                                        Managing Director (since 2004), formerly, Vice
      10/24/45                                                                 President of Nuveen Investments, LLC, Managing
      333 W. Wacker Drive   Vice President     1998          182               Director (2004) formerly, Vice President (1998-2004)
      Chicago, IL 60606                                                        of Nuveen Advisory Corp. and Nuveen Institutional
                                                                               Advisory Corp.(3); Managing Director (since 2005)
                                                                               of Nuveen Asset Management.

o     WILLIAM M. FITZGERALD                                                    Managing Director (since 2002), formerly, Vice
      3/2/64                                                                   President of Nuveen Investments, LLC; Managing
      333 W. Wacker Drive   Vice President     1995          182               Director (1997-2004) of Nuveen Advisory Corp. and
      Chicago, IL 60606                                                        Nuveen Institutional Advisory Corp.(3); Managing
                                                                               Director (since 2001) of Nuveen Asset Management;
                                                                               Vice President (since 2002) of Nuveen Investments
                                                                               Advisers Inc.; Chartered Financial Analyst.



-----------------------------------------------------------------------------------------------------------------------------------
NAME,                       POSITION(S) HELD   YEAR FIRST     NUMBER            PRINCIPAL
BIRTHDATE                   WITH THE FUNDS     ELECTED OR     OF PORTFOLIOS     OCCUPATION(S)
AND ADDRESS                                    APPOINTED(4)   IN FUND COMPLEX   DURING PAST 5 YEARS
                                                              OVERSEEN
                                                              BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND:
o     STEPHEN D. FOY                                                           Vice President (since 1993) and Funds Controller
      5/31/54               Vice President                                     (since 1998) of Nuveen Investments, LLC; formerly,
      333 W. Wacker Drive   and Controller     1998          182               Vice President and Funds Controller (1998-2004) of
      Chicago, IL 60606                                                        Nuveen Investments, Inc.; Certified Public
                                                                               Accountant.

o     WALTER M. KELLY                                                          Vice President (since 2006) formerly, Assistant
      2/24/70               Chief Compliance                                   Vice President and Assistant General Counsel
      333 West Wacker Drive Officer and        2003          182               (2003-2006) of Nuveen Investments, LLC; Assistant
      Chicago, IL 60606     Vice President                                     Vice President and Assistant Secretary of the
                                                                               Nuveen Funds (2003-2006); previously, Associate
                                                                               (2001-2003) at the law firm of Vedder, Price,
                                                                               Kaufman & Kammholz.

o     DAVID J. LAMB                                                            Vice President (since 2000) of Nuveen Investments,
      3/22/63                                                                  LLC; Certified Public Accountant.
      333 W. Wacker Drive   Vice President     2000          182
      Chicago, IL 60606

o     TINA M. LAZAR                                                            Vice President of Nuveen Investments, LLC
      8/27/61                                                                  (since 1999).
      333 W. Wacker Drive   Vice President     2002          182
      Chicago, IL 60606

o     LARRY W. MARTIN                                                          Vice President, Assistant Secretary and Assistant
      7/27/51               Vice President                                     General Counsel of Nuveen Investments, LLC;
      333 W. Wacker Drive   and Assistant      1988          182               formerly, Vice President and Assistant Secretary of
      Chicago, IL 60606     Secretary                                          Nuveen Advisory Corp. and Nuveen Institutional
                                                                               Advisory Corp.(3); Vice President (since 2005) and
                                                                               Assistant Secretary of Nuveen Investments, Inc.;
                                                                               Vice President (since 2005) and Assistant Secretary
                                                                               (since 1997) of Nuveen Asset Management; Vice
                                                                               President (since 2000), Assistant Secretary and
                                                                               Assistant General Counsel (since 1998) of
                                                                               Rittenhouse Asset Management, Inc.; Vice President
                                                                               and Assistant Secretary of Nuveen Investments
                                                                               Advisers Inc. (since 2002); NWQ Investment
                                                                               Management Company, LLC (since 2002), Symphony
                                                                               Asset Management LLC (since 2003), Tradewinds
                                                                               Global Investors, LLC, Santa Barbara Asset
                                                                               Management LLC (since 2006) and of Nuveen HydePark
                                                                               Group, LLC and Richards & Tierney, Inc. (since
                                                                               2007).

o     KEVIN J. MCCARTHY                                                        Vice President, Nuveen Investments, LLC
      3/26/66               Vice President                                     (since 2007); Vice President, and Assistant
      333 W. Wacker Drive   and Secretary      2007          182               Secretary, Nuveen Asset Management, Rittenhouse
      Chicago, IL 60606                                                        Asset Management, Inc., Nuveen Investment Advisers
                                                                               Inc., Nuveen Investment Institutional Services
                                                                               Group LLC, NWQ Investment Management Company,
                                                                               LLC, Tradewinds Global Investors LLC, NWQ Holdings,
                                                                               LLC, Symphony Asset Management LLC, Santa Barbara
                                                                               Asset Management LLC, Nuveen HydePark Group, LLC
                                                                               and Richards & Tierney, Inc. (since 2007); Vice
                                                                               President and Assistant General Counsel, Nuveen
                                                                               Investments, Inc. (since 2007). prior thereto,
                                                                               Partner, Bell, Boyd & Lloyd LLP (1997-2007).

o     JOHN V. MILLER                                                           Managing Director (since 2007), formerly, Vice
      4/10/67                                                                  President (2002-2007) of Nuveen Investments, LLC;
      333 W. Wacker Drive   Vice President     2007          182               Chartered Financial Analyst.
      Chicago, IL 60606

o     JAMES F. RUANE                                                           Vice President, Nuveen Investments since 2007;
      7/3/62                Vice President                                     Partner, prior thereto, Deloitte & Touche USA LLP
      333 W. Wacker Drive   and Assistant      2007          182               (since 2005), formerly, senior tax manager
      Chicago, IL 60606     Secretary                                          (since 2002); Certified Public Accountant.



(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus
      (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

--------------------------------------------------------------------------------
 Annual Investment
 Management Agreement
        APPROVAL PROCESS
--------------------------------------------------------------------------------

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

o     the nature, extent and quality of services provided by NAM;

o the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

o each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

o     the expenses of Nuveen in providing the various services;

o the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees NAM assesses to other types of investment products or clients;

o     the soft dollar practices of NAM, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

o     product management;

o     fund administration;

o     oversight by shareholder services and other fund service providers;

o     administration of Board relations;

o     regulatory and portfolio compliance; and

o     legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o     maintaining shareholder communications;

o     providing advertising for the Nuveen closed-end funds;

o     maintaining its closed-end fund website;

o     maintaining continual contact with financial advisers;

o     providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o     evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

o     maintaining an in-house trading desk;

o     maintaining a product manager for the Preferred Shares;

o     developing distribution for Preferred Shares with new market participants;

o     maintaining an orderly auction process;

o     managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

      in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the

Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

o the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

o     the strategic plan for Nuveen following the Transaction;

o     the governance structure for Nuveen following the Transaction;

o any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

o any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

o any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

o any benefits or undue burdens imposed on the Funds as a result of the Transaction;

o     any legal issues for the Funds as a result of the Transaction;

o the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

o any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

o the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

o from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

o     Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
      Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

o The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

o     The reputation, financial strength and resources of MDP.

o The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

o     The benefits to the Nuveen funds as a result of the Transaction including:
      (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

o The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

--------------------------------------------------------------------------------
Reinvest Automatically
  EASILY and CONVENIENTLY
--------------------------------------------------------------------------------

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Glossary of
TERMS USED in this REPORT
--------------------------------------------------------------------------------

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.

BOARD OF DIRECTORS/TRUSTEES

Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:              www.nuveen.com/etf

                                               Share prices
                                               Fund details
                                               Daily financial news
                                               Investor education
                                               Interactive planning tools

EAN-B-1007D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      Nuveen Municipal Advantage Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                       AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------
October 31, 2007                            $ 33,523                     $ 0                  $ 500            $ 3,150
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------
October 31, 2006                            $ 31,881                     $ 0                  $ 400            $ 2,950
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                        AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                       SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------
October 31, 2006                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                     TOTAL NON-AUDIT FEES       TOTAL NON-AUDIT
                                                                      BILLED TO ADVISER AND      FEES BILLED TO
                                                                     AFFILIATED FUND SERVICE       ADVISER AND
                                                                      PROVIDERS (ENGAGEMENTS    AFFILIATED FUND
                                                     TOTAL           RELATED DIRECTLY TO THE    SERVICE PROVIDERS
                                                NON-AUDIT FEES      OPERATIONS AND FINANCIAL       (ALL OTHER
                                                BILLED TO FUND        REPORTING OF THE FUND)       ENGAGEMENTS)    TOTAL
-------------------------------------------------------------------------------------------------------------------------
October 31, 2007                                  $ 3,650                     $ 0                    $ 0          $ 3,650
October 31, 2006                                  $ 3,350                     $ 0                    $ 0          $ 3,350

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors or Trustees effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
THOMAS SPALDING     Nuveen Municipal Advantage Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER              MANAGED                ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Thomas Spalding   Registered Investment Company       11          $8.788 billion
                  Other Pooled Investment Vehicles    0           $0
                  Other Accounts                      5           $10 million

* Assets are as of October 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of November 30, 2007, the S&P/Investortools Municipal Bond Index was comprised of 52,116 securities with an aggregate current market value of $1,034 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                              DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES
                                                                            DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                            EQUITY            IN THE REMAINDER OF
                                                                            SECURITIES        NUVEEN FUNDS MANAGED
                                                                            BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                             OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Thomas Spalding            Nuveen Municipal Advantage Fund, Inc.          $0                $500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. He received his undergraduate degree and MBA from the University of Michigan and attained the CFA designation in 1979. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Advantage Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.